                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of March 26, 2001 (this "Agreement"), is between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea") and HORIZON VESSELS, INC., a Delaware corporation ("Vessels", and together with Contractors and Subsea, the "Borrowers"), jointly and severally, each of the financial institutions which is or may from time to time become a party hereto (collectively, "Lenders", and each a "Lender"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as agent (the "Agent").

                                R E C I T A L S :

      Borrowers have requested that Lenders extend credit to Borrowers in the form of a revolving line of credit in the amount of $25,000,000.00. Lenders are willing to make such extension of credit to Borrowers upon the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section I.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

            "ADVANCE" means a loan or loans pursuant to Article II.

            "ADVANCE REQUEST FORM" means a certificate, in substantially the form of Exhibit "G", properly completed and signed by Borrowers requesting an Advance.

            "AFFILIATE" means, with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, including, (a) any Person which beneficially owns or holds ten percent (10%) or more of any class of voting stock of such Person or ten percent (10%) or more of the equity interest in such Person, (b) any Person of which such Person beneficially owns or holds ten percent (10%) or more of any class of voting shares or in which such Person beneficially owns or holds ten percent (10%) or more of the equity interests in such Person, and (c) any officer or director of such Person.

            "APPLICABLE MARGIN" means, for the Levels described below, the percentage amounts set forth below.


--------------------------------------------------------------------------------------------------------------------
                                Level I           Level II         Level III         Level IV          Level V
--------------------------------------------------------------------------------------------------------------------
LIBOR Margin                     2.00%             2.50%             3.00%             3.50%            5.00%
--------------------------------------------------------------------------------------------------------------------
Prime Rate Margin               -0.50%             0.00%             0.50%             1.00%            2.00%
--------------------------------------------------------------------------------------------------------------------

                  LEVEL I applies when the Ratio of Funded Debt to
            Capitalization is less than 0.30 to 1.00.

                  LEVEL II applies when the Ratio of Funded Debt to
            Capitalization is equal to or greater than 0.30 to 1.00 but less than 0.40 to 1.00.

                  LEVEL III applies when the Ratio of Funded Debt to
            Capitalization is equal to or greater than 0.40 to 1.00 but less than 0.45 to 1.00.

                  LEVEL IV applies when the Ratio of Funded Debt to
            Capitalization is equal to or greater than 0.45 to 1.00 but less than or equal to 0.50 to 1.00.

                  LEVEL V applies when the Ratio of Funded Debt to
            Capitalization is equal to or greater than 0.50 to 1.00.

            The applicable Level shall be adjusted, to the extent applicable, forty-five (45) days after the end of each fiscal quarter (or, in the case of any change reflected by the audited financial statements delivered pursuant to Section 7.1(a), ninety (90) days after the end of each fiscal year) based on the Ratio of Funded Debt to Capitalization tested for the period ending on the last day of such quarter or such fiscal year, as applicable; provided that if Borrowers fail to deliver the financial statements required by
            Section 7.1(a) or (b), as applicable, or the related No Default Certificate required by Section 7.1(d) by the forty-fifth (45th) day (or, if applicable, the 90th day) after the end of any quarter or any fiscal year, as applicable, Level V shall apply until such financial statements are delivered.

            "APPLICABLE RATE" means (a) during the period that an Advance is a Prime Rate Advance, the sum of the Prime Rate plus the Prime Rate Margin from time to time in effect, and (b) during the period that an Advance is a LIBOR Advance, the sum of the LIBOR Rate plus the LIBOR Margin from time to time in effect.

            "ARBITRATION AGREEMENT" means the Arbitration Agreement executed by Borrowers and Guarantor in substantially the form of Exhibit "J", as the same may be amended, supplemented, or modified.

            "ASSIGNMENT AND ACCEPTANCE" means a document in substantially the form of Exhibit "K".

            "AUTHORIZED REPRESENTATIVE" means any officer or employee of Borrowers who has been designated in writing by Borrowers to Agent to be an Authorized Representative.

            "BORROWING BASE" means, at any particular time, an amount equal to eighty percent (80%) of Eligible Accounts.

            "BORROWING BASE CERTIFICATE" means a certificate in the form of Exhibit "H", fully completed and executed by Borrowers.

            "BUSINESS DAY" means (a) any day on which commercial banks are not authorized or required to close in Houston, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with LIBOR Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

            "CAPITAL EXPENDITURES" means all expenditures for assets which, in accordance with GAAP, are properly classified as equipment, real property, improvements, fixed assets or a similar type of capitalized asset and which would be required to be capitalized and shown on the consolidated balance sheet of Guarantor and its Subsidiaries.

            "CAPITAL LEASE OBLIGATIONS" means, for Guarantor or any of its Subsidiaries, at any particular date, the obligations of Guarantor or such Subsidiary to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of Guarantor or such Subsidiary under GAAP.

            "CASH EQUIVALENTS" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one (1) year from the date of acquisition, (ii) time deposits (including Eurodollar time deposits) and certificates of deposit of any bank meeting the qualifications specified in clause (iv) below with maturities of not more than ninety (90) days from the date of acquisition, (iii) fully secured repurchase obligations with a term of not more than ninety (90) days for underlying securities of the types described in clause (i) entered into with any bank meeting the qualifications specified in clause (iv) below, (iv) commercial paper issued by the parent corporation of any bank referred to in this clause
      (iv) or any commercial bank of recognized standing having capital and surplus in excess of $300,000,000.00 and commercial paper rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, and in each case maturing within ninety (90) days after the date of acquisition, and (v) remarketed certificates of participation issued through any bank meeting the qualifications specified in clause (iv) above rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's and maturing with ninety (90) days after the date of acquisition.

            "CASH TAXES" means for Guarantor and its Subsidiaries, on a consolidated basis, for any period, the sum of all income taxes paid in cash during such period, as determined in accordance with GAAP.

            "CIT" means CIT Group/Equipment Financing, Inc., a New York corporation, and its successors and assigns.

            "CIT LOAN AGREEMENT" means the Loan Agreement dated December 30, 1998 among Contractors, Vessels and CIT, as Agent, and the lenders named therein, as the same may be amended from time to time.

            "CLAIMS" has the meaning set forth in Section 12.2.

            "CLOSING DATE" means the date on which this Agreement has been executed and delivered by the parties hereto and the conditions set forth in Section 5.1 have been satisfied.

            "COLLATERAL" has the meaning specified in Section 4.1.

            "COMBINED COMMITMENTS" means, as to all Lenders the obligations of Lenders to make Advances and issue Letters of Credit in an aggregate principal amount at any time outstanding up to but not exceeding $25,000,000.00.

            "COMMITMENT" means, as to any Lender, its obligation to make Advances and issue Letters of Credit hereunder in the amounts set forth opposite the name of such Lender on the signature pages hereto under the heading "Commitments", as such amount may be reduced pursuant to Section
      2.8 or otherwise.

            "COMMITMENT PERCENTAGE" means for each Lender the percentage derived by dividing its Commitment by the Combined Commitments at the time in question.

            "CONTINUE", "CONTINUATION" and "CONTINUED" shall refer to the continuation pursuant to Section 3.7 of an Advance as an Advance of the same Type from one Interest Period to the next Interest Period.

            "CONVERT", "CONVERSION", and "CONVERTED" shall refer to a conversion pursuant to Section 3.7 of or 3.8 of one Type of Advance into another Type of Advance.

            "CURRENT ASSETS" means all amounts which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of Guarantor and its Subsidiaries.

            "CURRENT LIABILITIES" means all amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of Guarantor and its Subsidiaries.

            "CURRENT MATURITIES OF LONG TERM DEBT" means for Guarantor and its Subsidiaries on a consolidated basis, the principal amount due and payable during the next succeeding twelve month period on Total Funded Debt of Guarantor and its Subsidiaries which has a final maturity more than twelve months from the date of calculation.

            "CURRENT RATIO" means, at any particular date, (a) Current Assets as of such date divided by (b) Current Liabilities as of such date.

            "DEBT" means for any Person (a) all indebtedness, whether or not represented by bonds, debentures, notes, securities, or other evidences of indebtedness, for the repayment of money borrowed, including all indebtedness created under this Agreement and under the Foreign Loan Agreement, (b) all indebtedness representing deferred payment of the purchase price of property or assets, (c) all Capital Lease Obligations,
      (d) all indebtedness under guaranties, endorsements, assumptions, or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness of others, (e) all indebtedness secured by a Lien existing on property owned, subject to such Lien, whether or not the indebtedness secured thereby shall have been assumed by the owner thereof, and (f) any obligation to redeem or repurchase any of such Person's capital stock or other ownership interests.

            "DEFAULT RATE" means the lesser of (a) (i) for Advances which are Prime Rate Advances, the sum of the Prime Rate in effect from day to day plus two percent (2.0%), and (ii) for Advances which are LIBOR Advances, the sum of the LIBOR Rate plus five percent (5.0%), or (b) the Maximum Rate.

            "DEFAULTING LENDER" has the meaning specified in Section 3.1.

            "DOLLAR," "DOLLARS" and "$" means currency of the United States of America which is at the time of payment legal tender for the payment of public and private debts in the United States of America.

            "DRAWDOWN DATE" means the date upon which an Advance is made or a Letter of Credit is issued.

            "EBITDA" means for Guarantor and its Subsidiaries, on a consolidated basis, for any period, the sum of (a) Net Income before gains and losses on sales of assets (to the extent such gains and losses are included in earnings), plus (b) Taxes, plus (c) depreciation and amortization, plus
      (d) Interest Expense.

            "ELIGIBLE ACCOUNTS" means the aggregate of all accounts receivable of Borrowers that satisfy the following conditions: (a) are due and payable within thirty (30) days; (b) have been outstanding less than ninety (90) days past the original date of invoice, unless the account debtor for any such account receivable is an Investment Grade Account Debtor, in which case such accounts receivable shall have been outstanding less than one hundred twenty (120) days past the original date of invoice;
      (c) have arisen in the ordinary course of business from services performed by any Borrower to or for the account debtor or the sale by any Borrower of goods in which such Borrower had sole ownership where such goods have been shipped or delivered to the account debtor; (d) represent complete bona fide transactions which require no further act under any circumstances on the part of any Borrower to make such accounts receivable payable by the account debtor;(e) the goods the sale of which gave rise to such accounts receivable were shipped or delivered to the account debtor on an absolute sale basis and not on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding; (f) the goods the sale of which gave rise to such accounts receivable were not, at the time of sale thereof, subject to any Lien, except the security interest in favor of Agent created by the Loan Documents and subordinate security interests in favor of the Foreign Agent under the Foreign Loan Agreement; (g) are not subject to any provisions prohibiting assignment or requiring notice of or consent to such assignment; (h) are subject to a perfected, first priority security interest in favor of Agent and are not subject to any other Lien, except subordinate Liens in favor of the Foreign Agent under the Foreign Loan Documents; (i) are not subject to setoff, counterclaim, defense, allowance, dispute or adjustment other than normal discounts for prompt payment, and the goods of sale which gave rise to such accounts receivable have not been returned, rejected, repossessed, lost or damaged; (j) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs; (k) are not evidenced by chattel paper or any instrument of any kind; (l) are owed by a Person or Persons that are citizens of or organized under the laws of the United States or any State and are not owed by any Foreign Person; (m) if any accounts receivable are owed by the United States of America or any department, agency or instrumentality thereof, the Federal Assignment of Claims Act shall have been complied with; and (n) are not owed by an Affiliate of any Borrower; (o) do not arise in connection with any amount which constitutes retention under any contract to which any Borrower is a party; (p) have not been included in the Foreign Borrowing Base; and (q) do not consist of accounts arising from the sale to, or services rendered for, Guarantor or any Subsidiary of Guarantor or any Borrower. No account receivable owed by an account debtor to any Borrower shall be included as an Eligible Account if more than twenty percent (20%) of the balances then outstanding on accounts receivable owed by such account debtor and its Affiliates to Borrowers have remained unpaid for more than ninety (90) days from the dates of their original invoices, unless the account debtor for any such account receivable is an Investment Grade Account Debtor, in which case no account receivable owed by any such Investment Grade Account Debtor to any Borrower shall be included as an Eligible Account if more than twenty percent (20%) of the balances then outstanding on accounts receivable owed by such Investment Grade Account Debtor and its Affiliates to Borrowers have remained unpaid for more than one hundred twenty (120) days from the dates of their original invoices. The amount of any Eligible Accounts owed by an account debtor to Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by Borrower to such account debtor. The amount of any Eligible Accounts owed by any account debtor to Borrowers shall be reduced by the aggregate amount of all sums held by Borrowers and Guarantor as customer deposits from such account debtor.

            "ELIGIBLE ASSIGNEE" means any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, or other financial institution (whether a corporation, partnership, or other entity) acceptable to the Agent, and having combined capital and surplus of at least $500,000,000.00.

            "ENVIRONMENTAL LAWS" means any and all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of Hazardous Substance or to health and safety matters.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof.

            "EVENT OF DEFAULT" has the meaning specified in Section 10.1.

            "FIELD AUDITS" means audits, verifications and inspections of the accounts receivable and inventory of Borrowers, conducted by an independent third Person selected by Agent.

            "FIXED CHARGE COVERAGE RATIO" means for Guarantor and its Subsidiaries, on a consolidated basis, at any particular date, (a) EBITDA for the period ended as of such date, less amounts used to repurchase stock of Guarantor, divided by (b) the sum of (i) Current Maturities of Long Term Debt as of such date, plus (ii) interest accrued and paid during the period ended as of such date, plus (iii) Cash Taxes for the period ended as of such date.

            "FOREIGN ACCOUNTS" means accounts receivable of any Borrower or Guarantor which are owed by a Foreign Person.

            "FOREIGN AGENT" means Southwest Bank of Texas, N.A., or any other Person serving as Agent (as defined in the Foreign Loan Agreement) under the Foreign Loan Agreement.

            "FOREIGN BORROWING BASE" means the "Borrowing Base" as defined in the Foreign Loan Agreement.

            "FOREIGN LOAN AGREEMENT" means, upon the execution and delivery thereof, that certain EXIM Guaranteed Loan Agreement among Borrowers, the Foreign Agent and the lenders referred to therein, as the same may be amended, supplemented or modified from time to time.

            "FOREIGN LOAN DOCUMENTS" means the "Loan Documents" as defined in the Foreign Loan Agreement.

            "FOREIGN PERSON" means any Person organized under the laws of a jurisdiction located outside of the Untied States of America.

            "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

            "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing regulatory or administrative powers or functions of or pertaining to government.

            "GUARANTOR" means Horizon Offshore, Inc., a Delaware corporation, and its successors and assigns.

            "GUARANTY AGREEMENT" means the Guaranty Agreement executed by Guarantor in favor of Agent in substantially the form of Exhibit "F", as the same may be amended, supplemented or modified.

            "HAZARDOUS SUBSTANCE" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

            "HOLDING ACCOUNT" means an account in the name of the Borrowers and Guarantor for the benefit of the Lenders held at the office of the Agent pursuant to this Agreement and the Holding Account Agreement.

            "HOLDING ACCOUNT AGREEMENT" means the agreement entered into between Borrowers, Guarantor and Agent with respect to the Holding Lockbox and the Holding Account, which agreement may consist of Agent's Treasury Management Services Agreement and the exhibits thereto, including the lockbox exhibit thereto.

            "HOLDING LOCKBOX" means Post Office Box 4346, Dept. 826, Houston, Texas 77210-4346.

            "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement executed by CIT, Agent, Borrowers and Guarantor in substantially the form of Exhibit "L", as the same may be amended, supplemented or modified.

            "INTEREST EXPENSE" means, for any period, the consolidated interest expense of Guarantor and its Subsidiaries for such period, determined in accordance with GAAP applied consistently.

            "INTEREST PERIOD" means with respect to LIBOR Advances, each period commencing on the date such Advances are made or Converted from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a LIBOR Advance, each period commencing on the last day of the immediately preceding Interest Period with respect to such LIBOR Advance, and in each case ending on the thirtieth (30th), sixtieth
      (60th) or ninetieth (90th) day thereafter, as Borrowers may select as provided in Section 2.5 or 3.7. Notwithstanding the foregoing (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise end on a date that is not a Business Day but is a day of the month after which no further Business Day occurs, such Interest Period shall end on the next preceding Business Day,
      (b) any Interest Period for any LIBOR Advance which would otherwise extend beyond the Termination Date shall end on the Termination Date, (c) no portion of any LIBOR Advance in an amount less than

      $500,000.00 shall have an Interest Period which is different from the Interest Period borne by a remaining portion of such Advance which is in an amount which is at least equal to $500,000.00, provided that if a LIBOR Advance is in an original aggregate amount which is less than $500,000.00, such LIBOR Advance shall have only one Interest Period, (d) no Interest Period shall have a duration of less than thirty (30) days, and, if the Interest Period for any LIBOR Advance would otherwise be a shorter period, such Advance shall be a Prime Rate Advance, and (e) if any Interest Period begins on a date on which there is no numerically corresponding day in the calendar month in which such Interest Period ends, such Interest Period shall end on the last Business day of such month.

            "INVESTMENT GRADE ACCOUNT DEBTOR" means, with respect to any account debtor of any Borrower, that such account debtor has received a rating for its short-term debt obligations of not less than BBB- from S&P or Baa3 from Moody's (or the then equivalent).

            "ISSUING BANK" means Southwest Bank of Texas, N.A. in its capacity of the issuer of Letters of Credit.

            "LETTER OF CREDIT" means any letter of credit issued by Issuing Bank for the account of Borrowers pursuant to Article II.

            "LETTER OF CREDIT APPLICATION" means Issuing Bank's standard form of letter of credit application and agreement, as the same may be amended, modified, renewed, extended, or supplemented.

            "LETTER OF CREDIT LIABILITIES" means, at any time, the aggregate face amounts of all outstanding Letters of Credit.

            "LIBOR ADVANCES" means Advances the interest rates on which are determined on the basis of the rates referred to in the definition of "LIBOR Rate".

            "LIBOR MARGIN" has the meaning given to such term in the definition of the term "Applicable Margin".

            "LIBOR RATE" means, for any LIBOR Advance, for any Interest Period therefor, the rate per annum offered for Dollar deposits in an amount comparable to the principal amount of such LIBOR Advance for a period of time equal to such Interest Period as of 11:00 A.M. City of London, England time two (2) London Business Days prior to the first date of such Interest Period as shown on the display designated as "British Bankers Association Interest Settlement Rates" on the Bloomberg System ("Bloomberg"); provided, however, that if such rate is not available on Bloomberg then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender and recognized in the banking industry.

            "LIEN" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

            "LOAN DOCUMENTS" means this Agreement and all promissory notes, security agreements, deeds of trust, assignments, letters of credit, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented.

            "LONDON BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by laws or executive order to close in the City of London, England.

            "MAJORITY LENDERS" means Lenders holding 66-2/3% or more of the Combined Commitments.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of any Borrower and its Subsidiaries, taken as a whole, or Guarantor and its Subsidiaries, taken as a whole, (b) the ability of Borrowers to pay the Obligations or the ability of any Borrower or Guarantor to perform its respective obligations under this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents, or the rights or remedies of Lender hereunder or thereunder.

            "MAXIMUM RATE" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including Chapter 303 of the Texas Finance Code (the "Code") (and as the same may be incorporated by reference in other Texas statutes). To the extent that Chapter 303 of the Code is relevant to Lender for the purposes of determining the Maximum Rate, Lender elects to determine such applicable legal rate pursuant to the "weekly ceiling," from time to time in effect, as referred to and defined in Chapter 303 of the Code; subject, however, to the limitations on such applicable ceiling referred to and defined in the Code, and further subject to any right Lender may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

            "MOODY'S" Moody's Investors Service, Inc. and its successors and assigns.

            "NET INCOME" means, for any period, with respect to Guarantor and its Subsidiaries, the consolidated net income (or loss) of Guarantor and its Subsidiaries for such period, determined in accordance with GAAP applied consistently, (excluding any extraordinary items during such period.

            "NO DEFAULT CERTIFICATE" means a certificate in the form of Exhibit "I" hereto, fully completed and executed by Borrowers and Guarantor.

            "NOTES" mean the promissory notes executed by Borrowers payable to the order of each Lender, respectively, in substantially the form of Exhibit "A", properly completed, as the same may be renewed, extended or modified and all promissory notes executed in renewal, extension, modifications or substitution thereof.

            "OBLIGATIONS" means all obligations, indebtedness, and liabilities of Borrowers to Agent, Issuing Bank, and Lenders, or any of them, arising pursuant to this Agreement or any of the Loan Documents, now existing or hereafter arising, including, without limitation, all of Borrowers' contingent reimbursement obligations in respect of Letters of Credit, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

            "ORGANIZATIONAL DOCUMENTS" means, for any Person, (a) the articles of incorporation and bylaws of such Person if such Person is a corporation, (b) the articles or certificates of organization and regulations of such Person if such Person is a limited liability company,
      (c) the limited partnership agreement of such Person if such Person is a limited partnership, or (d) the documents under which such Person was created and is governed if such person is not a corporation, limited liability company or limited partnership.

            "PERMITTED LIENS" shall have the meaning given to such term in
      Section 8.2.

            "PERSON" means any individual, corporation, limited liability company, business trust, association, company, partnership, joint venture, governmental authority, or other entity.

            "PRIME RATE" means that variable rate of interest per annum established by Agent from time to time as its prime rate which shall vary from time to time. Such rate is set by Agent as a general reference rate of interest, taking into account such factors as Agent may deem appropriate, it being understood that many of Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate charged to any customer and that Lenders may make various commercial or other loans at rates of interest having no relationship to such rate.

            "PRIME RATE ADVANCES" means Advances that bear interest at rates based upon the Prime Rate.

            "PRIME RATE MARGIN" has the meaning given to such term in the definition of the term "Applicable Margin".

            "PRO RATA", "PRO RATA SHARE OR PRO RATA PART" means for each Lender
      (i) for all purposes when no Advance is outstanding, such Lender's Commitment Percentage, and (ii) otherwise, the proportion which the portion of outstanding Advances owed to such Lender bears to the aggregate outstanding Advances owed to all Lenders at the time in question.

            "RATIO OF FUNDED DEBT TO CAPITALIZATION" means, for Guarantor and its Subsidiaries, on a consolidated basis, at any particular date, (a) Total Funded Debt as of such date, divided by (b) Total Capitalization as of such date.

            "RATIO OF FUNDED DEBT TO EBITDA" means, for Guarantor and its Subsidiaries on a consolidated basis, at any particular date, (a) Total Funded Debt as of such date, divided by (b) EBITDA for the period ended as of such date.

            "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented.

            "REGULATORY CHANGE" means, with respect to any Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date any interpretations, directives, or requests applying to a class of banks (including any Lender) of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

            "RESERVE REQUIREMENT" means the aggregate maximum reserve percentages (including any marginal, special, supplemental or emergency reserves, and expressed as a decimal) established by the Federal Reserve Board or any other United States banking authority to which Lender is subject for "Eurocurrency Liabilities" (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D.

            "S&P" means Standard & Poor's Credit Market Services, a division of The McGraw-Hill companies, Inc. and its successors and assigns.

            "SECURITY AGREEMENT-CONTRACTORS" means the Security Agreement executed by Contractors in favor of Agent in substantially the form of Exhibit "C" hereto, as the same may be amended, supplemented or modified.

            "SECURITY AGREEMENT-GUARANTOR" means the Security Agreement executed by Guarantor in favor of Agent in substantially the form of Exhibit "B", as the same may be amended, supplemented or modified.

            "SECURITY AGREEMENT-SUBSEA" means the Security Agreement executed by Subsea in favor of Agent in substantially the form of Exhibit "D" hereto, as the same may be amended, supplemented or modified.

            "SECURITY AGREEMENT-VESSELS" means the Security Agreement executed by Vessels in favor of Agent in substantially the form of Exhibit "E" hereto, as the same may be amended, supplemented or modified.

            "SECURITY AGREEMENTS" means the Security Agreement-Guarantor, the Security Agreement-Contractors, the Security Agreement-Subsea and the Security Agreement-Vessels.

            "SHAREHOLDERS' EQUITY" shall have the meaning given to such term under GAAP.

            "SUBSIDIARY" means each Borrower and any other Person of which or in which Borrower and its other Subsidiaries own or control, directly or indirectly, more than fifty percent (50%) of (a) the combined voting power of all classes having general voting power under ordinary circumstances to elect a majority of the directors or equivalent body of such Person, if it is a corporation, (b) the capital interest or profits interest of such Person, if it is a partnership, limited liability company, joint venture or similar entity, or (c) the beneficial interest of such Person, if it is a trust, association or other unincorporated association or organization.

            "TANGIBLE NET WORTH" means, at any particular date, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Guarantor and its Subsidiaries; provided, however, there shall be excluded therefrom (a) any amount at which shares of capital stock of Guarantor or any Subsidiary appear as an asset on Guarantor's or such Subsidiary's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, or employee of Guarantor or any Subsidiary or any Affiliate, and
      (f) all other assets which are properly classified as intangible assets.

            "TAXES" means any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any Governmental Authority or taxing authority thereof.

            "TERMINATION DATE" means 11:00 a.m., Houston, Texas time on April 3, 2003, or such earlier date on which the Commitment terminates as provided in this Agreement.

            "TOTAL CAPITALIZATION" means the sum of (a) Total Funded Debt, plus
      (b) Shareholder's Equity.

            "TOTAL FUNDED DEBT" means, for Guarantor and its Subsidiaries, on a consolidated basis, the sum of (a) all indebtedness for borrowed money, whether or not evidenced by notes, bonds, debentures, notes or similar instruments, including the Note and all other indebtedness and liabilities of Guarantor or any Subsidiary under the Foreign Loan Agreement, (b) all Capital Lease Obligations, (c) all obligations to pay the deferred purchase price of property or services (but excluding trade accounts payable or trade notes in the ordinary course of business that are not past due by more than 90 days), (d) all indebtedness secured by a Lien on the property of Guarantor or any of its Subsidiaries, and (f) the Letter of Credit Liabilities.

            "TYPE" means the type of Advance (i.e. Prime Rate Advance or LIBOR Advance).

            "UNMATURED EVENT OF DEFAULT" means the occurrence of an event or the existence of a condition which, with the giving of notice or the passage of time would constitute an Event of Default.

            "WORKING CAPITAL" means, at any particular date, (a) Current Assets as of such date, minus (b) Current Liabilities as of such date.

         Section I.2. OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE II.

                         ADVANCES AND LETTERS OF CREDIT

      Section II.1. ADVANCES. Subject to the terms and conditions of this Agreement, each Lender agrees severally to make one or more Advances to Borrowers from time to time from the date hereof to and including the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding such Lender's Commitment; provided that the aggregate amount of all Advances at any time outstanding shall not exceed the lesser of (a) the Combined Commitments minus the outstanding Letter of Credit Liabilities or (b) the Borrowing Base minus the outstanding Letter of Credit Liabilities. Lenders shall have no obligation to make any Advance (other than an Advance to reimburse Issuing Bank for any draw on a Letter of Credit issued pursuant to the terms hereof) if an Event of Default or an Unmatured Event of Default has occurred and is continuing unless waived by Majority Lenders. The obligations of the Lenders under the Commitments are several and not joint. The failure of any Lender to make an Advance required to be made by it shall not relieve any other Lender of its obligation to make its Advance, and no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender. No Lender shall ever be required to lend hereunder in excess of its legal lending limit. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrowers may borrow, repay, and reborrow hereunder.

      Section II.2. THE NOTES. The obligation of Borrowers to repay the Advances shall be evidenced by a Note executed by Borrowers, payable to the order of each Lender, respectively, in the principal amount of such Lender's Commitment. From time to time a new Note may be issued to another Lender hereunder as such Person becomes a party to this Agreement. From time to time the Agent may require a Note to be exchanged for a newly issued Note to accurately reflect the amount of each Lender's Commitment hereunder. Upon the request of Agent, Borrowers shall execute and deliver to Agent such new Notes as requested by Agent.

      Section II.3. REPAYMENT OF ADVANCES. Borrowers shall repay the unpaid principal amount of all Advances on the earlier of (a) the Termination Date or
(b) such other dates on which the Advances are or may be required to be paid pursuant to this Agreement. Prior to March 30, 2002, Agent and Lenders will review such matters as they may deem appropriate in their sole discretion and may, in their sole and absolute discretion, determine whether to extend the Termination Date for a period of three hundred sixty-five (365) days.

         Section II.4. INTEREST. The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, and each change in the rate of interest charged on the Advances shall become effective, without notice to Borrowers, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Advances to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Advances below the Maximum Rate until the aggregate amount of interest accrued on the Advances equals the aggregate amount of interest which would have accrued on the Advances if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Advances shall be payable as follows:

            (i) in the case of each Advance which is a Prime Rate Advance, on the first day of each month commencing May 1, 2001;

            (ii) in the case of each Advance which is a LIBOR Advance, on the last day of each Interest Period therefor (but in the event that the Agent should consent to a period of interest which is greater than ninety (90) days, interest shall be payable not less than once during each ninety (90) day period);

            (iii) upon the payment or prepayment (mandatory or optional) of any Advance or the Conversion of any Advance (but only on the principal amount so paid, prepaid, or Converted); and

            (iv) for all Advances, on the Termination Date.

Notwithstanding the foregoing, if any Event of Default has occurred and is continuing, the outstanding principal of the Advances and all past due interest thereon shall bear interest at the Default Rate. Interest payable at the Default Rate shall be payable from time to time on demand.

      Section II.5. REQUESTS FOR ADVANCES. Borrowers shall give Agent notice of each requested Advance by delivery to Agent of an Advance Request Form executed by an Authorized Representative at least one (1) Business Day before the requested date of each Advance which is to be a Prime Rate Advance and at least three (3) Business Days before the requested date of each Advance which is to be a LIBOR Advance, specifying (a) the requested date of such Advance (which shall be a Business Day), (b) the amount of such Advance, (c) the Type of Advance, and
(d) in the case of an Advance which is to be a LIBOR Advance, the duration of the Interest Period for such Advance. Advance Request Forms may be delivered by fax. Prior to making any Advance, Agent may require that Borrowers deliver a Borrowing Base Certificate dated a recent date acceptable to Agent evidencing that the amount of the outstanding Advances plus the requested Advance plus the Letter of Credit Liabilities is less than the lesser of (a) the Combined Commitments or (b) the Borrowing Base. The Agent shall promptly notify each Lender of the contents of each such notice. No later than 11:00 a.m. Houston, Texas time on the date specified for each Advance hereunder, each Lender shall make available to Agent at its office specified herein in immediately available funds, its Pro Rata Share of each Advance. After Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, Agent shall make each Advance available to the Borrowers by depositing the same, in immediately available funds, in an account of the Borrowers maintained by the Borrowers at Agent's office specified herein. Advance Request Forms submitted shall be irrevocable and shall be effective for the requested Advances (a) in the case of Prime Rate Advances on the following Business Day if received by Agent by 11:00 a.m. Houston, Texas time on a Business Day, and otherwise on the next following Business Day, and (b) in the case of LIBOR Advances on the third following Business Day if received by Agent by 11:00 a.m. Houston, Texas time on a Business Day, and otherwise on the fourth following Business Day. The proceeds of the Advances shall be deposited by Agent to the operating account of Contractors at Agent.

      Section II.6. USE OF PROCEEDS. The proceeds of Advances shall be used for working capital and general corporate purposes.

      Section II.7. MANDATORY PREPAYMENT. If at any time the outstanding principal amount of the Advances plus the Letter of Credit Liabilities exceeds the Borrowing Base, Borrowers shall immediately prepay the outstanding Advances by the amount of the excess plus accrued and unpaid interest on the amount so prepaid or, if no (or insufficient) Advances are outstanding, Borrowers shall immediately pledge to Agent cash or cash equivalent investments in an amount equal to the excess as security for the Letter of Credit Liabilities.

      Section II.8. UNUSED COMMITMENT FEE; REDUCTION OR TERMINATION OF COMMITMENT. Borrowers agree to pay to Agent for the Pro Rata benefit of the Lenders a commitment fee on the average daily unused portion of the Combined Commitments, from and including the Closing Date to and including the Termination Date, at the rate of one-half of one percent (.50%) per annum based on a 360 day year and the actual number of days elapsed, payable quarterly, in arrears, and on the Termination Date. For the purpose of calculating the commitment fee hereunder, the Combined Commitments shall be deemed utilized by the amount of all outstanding Advances and Letter of Credit Liabilities. Borrowers shall have the right at any time to terminate in whole or from time to time to irrevocably reduce in part the Combined Commitments upon at least three
(3) Business Days prior notice to Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, the Combined Commitments shall never be reduced below an amount equal to the outstanding Letter of Credit Liabilities. Simultaneously with giving such notice, Borrowers shall prepay the amount by which the unpaid principal amount of the Advances plus the outstanding Letter of Credit Liabilities exceeds the Combined Commitments (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Combined Commitments may not be reinstated after they have been terminated or reduced.

      Section II.9. FACILITY FEE. Borrowers agree to pay to Agent for the Pro Rata benefit of the Lenders a facility fee in the amount of $250,000.00 on the Closing Date. Such facility fee shall be fully earned when paid.

      Section II.10. LETTERS OF CREDIT. Subject to the terms and conditions of this Agreement, Issuing Bank agrees to issue one or more Letters of Credit for the account of Borrowers from time to time from the date hereof to and including the Termination Date; provided, however, that the outstanding Letter of Credit Liabilities shall not at any time exceed the least of (a) $5,000.000.00, (b) the Combined Commitments minus the outstanding Advances, or (c) the Borrowing Base minus the outstanding Advances. Each Letter of Credit shall (a) have an expiration date which is at least ten (10) days prior to the Termination Date,
(b) be payable in United States dollars, (c) support a transaction that is entered into in the ordinary course of any Borrower's business, and (d) otherwise be satisfactory in form and substance to Issuing Bank. No Letter of Credit shall require any payment by Issuing Bank to the beneficiary thereunder pursuant to a drawing prior to the third Business Day following presentment of a draft and any related documents to Issuing Bank. Issuing Bank shall have no obligation to issue any Letter of Credit if an Event of Default or an Unmatured Event of Default has occurred and is continuing.

      Section II.11. PROCEDURE FOR ISSUING LETTERS OF CREDIT. Each Letter of Credit shall be issued upon receipt by Issuing Bank of written notice from an Authorized Representative requesting the issuance of such Letter of Credit, which notice shall be received by Issuing Bank at least five (5) Business Days prior to the requested date of issuance of such Letter of Credit. Such notice shall be accompanied by a Letter of Credit Application and such other documents and instruments as Issuing Bank may require. Such notice and application (both front and back sides) may be sent by fax, provided that Borrowers hold Issuing Bank harmless with respect to actions taken by Issuing Bank based upon notices and applications sent by fax. Each request for a Letter of Credit shall constitute a representation by Borrowers to Issuing Bank, Agent and the other Lenders as to each of the matters set forth in the Borrowing Base Certificate, including representations that (a) the sum of (i) the outstanding Advances plus
(ii) the Letter of Credit Liabilities plus (iii) the face amount of the requested Letter of Credit does not exceed the lesser of the Borrowing Base or the Combined Commitments, and (b) no Event of Default or Unmatured Event of Default exists. Prior to Issuing any Letter of Credit, Issuing Bank may request a Borrowing Base Certificate from Borrowers dated of a recent date acceptable to Lender evidencing that the statements contained in the preceding sentence are correct.

      Section II.12. PARTICIPATION BY LENDERS. By the issuance of any Letter of Credit and without any further action on the part of Issuing Bank or any Lender in respect thereof, Issuing Bank hereby grants to each Lender, and each Lender hereby agrees to acquire from Issuing Bank, a participation in each such Letter of Credit and the related Letter of Credit Liabilities, effective upon the issuance thereof without recourse or warranty, equal to such Lender's Pro Rata Part of such Letter of Credit and Letter of Credit Liabilities. Issuing Bank shall provide a copy of each Letter of Credit to each other Lender promptly after issuance. This agreement to grant and acquire participations is an agreement between Issuing Bank and Lenders, and neither any Borrower nor any beneficiary of a Letter of Credit shall be entitled to rely thereon. Each Borrower agrees that each Lender purchasing a participation from the Issuing Bank pursuant to this Section 2.12 may exercise all of its rights to payment against the Borrowers including the right of setoff, with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participations.

      Section II.13. PAYMENTS CONSTITUTE ADVANCES. Each payment by Issuing Bank pursuant to a drawing under a Letter of Credit shall constitute and be deemed an Advance by Issuing Bank to Borrowers under the Notes and this Agreement as of the day and time such payment is made by Issuing Bank and in the amount of such payment. Each Lender shall make available to Issuing Bank in immediately available funds its Pro Rata share of each such Advance in the manner provided in Section 2.5 hereof upon notice given by the Issuing Bank in the manner provided in Section 2.5 for notices given by Agent.

      Section II.14. LETTER OF CREDIT FEES. Borrowers shall pay to Issuing Bank a letter of credit fee payable on the date each Letter of Credit is issued in an amount equal to the greater of (a) one percent (1.0%) per annum of the stated amount of such Letter of Credit for the period during which such Letter of Credit will remain outstanding, based on a 360 day year and the actual number of days elapsed, or (b) $300.00. In addition, Borrowers shall pay to Issuing Bank
(a) at the time of issuance of any Letter of Credit, all out-of-pocket costs incurred by Issuing Bank in connection with the issuance of such Letter of Credit (b) upon the payment of any Letter of Credit, all applicable payment fees, and (c) upon the amendment (including the extension) of any Letter of Credit, all applicable amendment fees.

      Section II.15. OBLIGATIONS ABSOLUTE. The obligations of Borrowers under this Agreement and the other Loan Documents, including without limitation the obligation of Borrowers to reimburse Issuing Bank and Lenders, as applicable, for payment of drawings under any Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances, including (a) any lack of validity or enforceability of any Letter of Credit or any other Loan Document, (b) the existence of any claim, set-off, counterclaim, defense or other rights which any Borrower, Guarantor or any other Person may have at any time against any beneficiary of any Letter of Credit, Issuing Bank, Agent, any Lender, or any other Person, whether in connection with this Agreement or any other Loan Document or any unrelated transaction, (c) if any statement, draft or other document presented under any Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein is untrue or inaccurate in any respect whatsoever, (d) payment by Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit in a manner which is not material, (e) any amendment or waiver of, or any consent to departure from, any Loan Document or (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

      Section II.16. LIMITATION OF LIABILITY. Borrowers assume all risks of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of such Letter of

Credit. None of Issuing Bank, Agent, any Lender or any of their officers, employees or directors shall have any responsibility or liability to any Borrower or any other Person for (a) the failure of any draft to bear any reference or adequate reference to any Letter of Credit, or the failure of any documents to accompany any draft at negotiation, or the failure of any Person to surrender or to take up any Letter of Credit or to send documents apart from drafts as required by the terms of any Letter of Credit, or the failure of any Person to note the amount of any instrument on any Letter of Credit, each of which requirements, if contained in any Letter of Credit itself, it is agreed may be waived by Issuing Bank, (b) errors, omissions, interruptions or delays in transmission or delivery of any messages, (c) the validity, sufficiency or genuineness of any draft or other document, or any endorsement thereon, even if any such draft, document or endorsement should in fact prove to be in any and all respects invalid, insufficient, fraudulent or forged or any statement therein is untrue or inaccurate in any respect, (d) payment by Issuing Bank to the beneficiary of any Letter of Credit against presentation of any draft or other document that does not comply with the terms of the Letter of Credit in a respect which is not material or (e) any other circumstance whatsoever in making or failing to make any payment under a Letter of Credit. Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. Notwithstanding the foregoing, Issuing Bank shall be liable to Borrowers to the extent of any direct, but not consequential, damages suffered by Borrowers which Borrowers prove in a final nonappealable judgment were caused by (i) Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit complied with the terms thereof or (ii) Issuing Bank's willful failure to pay under any Letter of Credit after presentation to it of documents strictly complying with the terms and conditions of such Letter of Credit.

      Section II.17. PROVISIONS REGARDING ELECTRONIC ISSUANCE OF LETTERS OF CREDIT. Issuing Bank may adopt procedures pursuant to which Borrowers may request the issuance of Letters of Credit by electronic means and Issuing Bank may issue Letters of Credit based on such electronic requests. Such procedures may include the entering by Borrowers into the Letter of Credit Applications electronically. All the procedures, actions and documents referred to in the two preceding sentences are referred to as "Electronic Applications". Each Borrower holds Issuing Bank, Agent and each Lender harmless with respect to actions taken by Issuing Bank based upon Electronic Applications. Each Borrower further agrees to be bound by all the terms and provisions contained in the Letter of Credit Applications, including, without limitation, the terms and provisions of the Letter of Credit Applications contained on the reverse side of the paper copies thereof, including the release and indemnification provisions contained therein.

                                  ARTICLE III.

                  PAYMENTS; ADDITIONAL MATTERS WITH RESPECT TO
                    LIBOR LOANS; YIELD PROTECTION PROVISIONS

      Section III.1. METHOD OF PAYMENT. All payments of principal, interest, and other amounts to be made by Borrowers under this Agreement, the Notes or any other Loan Documents shall be made to Agent at its designated office specified herein for the account of each Lender's office specified herein in immediately available funds, without setoff, deduction, or counterclaim in immediately available funds, not later than 11:00 a.m. Houston, Texas time on the date that such payment shall become due (and each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). Each payment received by Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, at such Lender's office designated herein; provided, however, in the event any Lender shall have failed to make an Advance as contemplated by Section 2.5 hereof (a "Defaulting Lender") and Agent or another Lender or Lenders shall have made such Advance, payment received by Agent for the account of such Defaulting Lender shall not be distributed to such Defaulting Lender or Lenders until such Advance or Advances shall have been repaid in full to Agent or Lender or Lenders who funded such Advance or Advances. Whenever any payment under this Agreement, the Note or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next Business Day, and interest shall continue to accrue during such extension.

      Section III.2. SHARING OF PAYMENTS, ETC./NON-RECEIPT OF FUNDS BY AGENT.

            (a If any Lender shall obtain any payment (whether voluntary, involuntary, or otherwise) on account of Advances (including, without limitation, any set-off), which is in excess of its Pro Rata Share of payments on the Advances obtained by all Lenders, such Lender shall either
      (i) remit such excess to the other Lenders in amounts such that all Lenders receive their Pro-Rata shares of such payments or (ii) purchase from the other Lenders such participation as shall be necessary to cause such purchasing Lender to share the excess payment Pro Rata with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of recovery. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.

            (b Unless Agent shall have been notified by a Lender or Borrowers (the "Payor") prior to the date on which such Lender is to make payment to Agent of the proceeds of an Advance to be made by it hereunder or Borrowers are to make a payment to Agent for the account of one or more of the Lenders, as the case may be (a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to Agent, Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to Agent, the recipient of such payment shall, on demand, pay to Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was made available by Agent until the date Agent recovers such amount at the rate applicable to such portion of the applicable Advance.

      Section III.3. VOLUNTARY PREPAYMENT. Borrowers may prepay the Notes in whole at any time or from time to time in part without premium or penalty other than the amounts described in Section 3.9 (but with accrued interest to the date of prepayment on the amount so prepaid).

      Section III.4. COMPUTATION OF INTEREST. Interest on the indebtedness evidenced by the Notes shall be computed on the basis of a year of (a) 360 days and the actual number of days elapsed (including the first day but excluding the last day) for all LIBOR Advances unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and (b) 365 days for all Prime Rate Advances.

      Section III.5. Capital Adequacy. If after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten (10) Business Days after demand by such Lender, Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

      Section III.6. ADDITIONAL COSTS IN RESPECT OF LETTERS OF CREDIT. If as a result of any Regulatory Change there shall be imposed, modified, or deemed applicable any tax, reserve, special deposit, or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder or Issuing Bank's commitment to issue Letters of Credit hereunder, and the result shall be to increase the cost to Issuing Bank of issuing or maintaining any Letter of Credit or its commitment to issue Letters of Credit hereunder or reduce any amount receivable by Issuing Bank hereunder in respect of any Letter of Credit (which increase in cost, or reduction in amount receivable, shall be the result of Issuing Bank's reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by Issuing Bank, Borrowers agree to pay to Issuing Bank from time to time as specified by Issuing Bank, such additional amounts as shall be sufficient to compensate Issuing Bank for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by Issuing Bank, submitted by Issuing Bank to Borrowers, shall be conclusive as to the amount thereof, provided that the determination thereof is made on a reasonable basis.

      Section III.7. CONVERSIONS AND CONTINUATIONS. Borrowers shall have the right from time to time to Convert any Advance from one Type of Advance into another Type of Advance or to Continue any LIBOR Advance as a LIBOR Advance by giving Lenders written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before Conversion into or Continuation of a LIBOR Advance, specifying (a) the Conversion or Continuation date, (b) in the case of Conversions, the Type of Advance to be Converted into, and (c) in the case of a Continuation of or Conversion into a LIBOR Advance the duration of the Interest Period applicable thereto; provided that (y) LIBOR Advances may only be Converted on the last day of the Interest Period therefor, and (z) except for Conversions to Prime Rate Advances, Lenders shall have no obligation to make any Conversions while an Event of Default or an Unmatured Event of Default has occurred and is continuing. All notices under this Section shall be irrevocable and shall be given not later than 11:00 A.M. Houston, Texas time on the day which is not less than the number of Business Days specified above for such notice. If Borrowers shall fail to give Lenders the notice specified above for Continuation or Conversion of any LIBOR Advance prior to the end of the Interest Period with respect thereto, such LIBOR Advance shall automatically be Converted into a Prime Rate Advance on the last day of such Interest Period.

      Section III.8. ILLEGALITY, IMPOSSIBILITY, REGULATORY CHANGE AND COMPENSATION. In the event that (a) it becomes unlawful for any Lender to honor its obligation to make LIBOR Advances hereunder or to maintain LIBOR Advances hereunder, (b) any Lender determines that (i) quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Rate" are not being provided in the relative amounts or for the relative maturities for determining the interest rates borne by the LIBOR Advances as provided in this Agreement or (ii) such quotations do not accurately reflect any Lender's costs in connection therewith, or (c) a Regulatory Change (including the imposition of a Reserve Requirement) occurs which changes any Lender's basis of taxation with respect to LIBOR Advances or imposes reserve, capital or other requirements with respect thereto, then (x) such Lender shall notify Borrowers of any such event, (y) Borrowers shall promptly pay to such Lender such amounts as such Lender may determine (which determination shall be conclusive provided such determination is made on a reasonable basis) to be necessary to compensate such Lender for any increased costs incurred by such Lender or decreases in amounts receivable by such Lender which such Lender determines are attributable to any event described in clauses (a), (b) or (c) above, and (z) the obligation of each Lender to make or Continue LIBOR Advances or to Convert Prime Rate Advances to LIBOR Advances shall terminate, and (i) all future Advances shall be Prime Rate Advances and (ii) all outstanding Advances which are LIBOR Advances shall be Converted to Prime Rate Advances on the last day of the current Interest Period therefor.

      Section III.9. COMPENSATION FOR PREPAYMENT OR FAILURE TO BORROW. Borrowers shall pay to Lenders, promptly upon the request of such Lender, such amount or amounts as shall be sufficient to compensate such Lender for any actual and reasonable loss, cost or expense (including any reasonable losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain any principal amount prepaid) incurred by such Lender as a result of
(a) any payment, prepayment or Conversion of any LIBOR Advance on a day other than the last day of an Interest Period therefor or (b) the failure by Borrowers to borrow, Convert or prepay a LIBOR Advance on any date required hereby. Such reimbursement shall be calculated as though such Lender funded the principal amount paid, prepaid, Converted or not borrowed through the purchase of Dollar deposits in the London, England interbank market having a maturity corresponding to last day of the Interest Period for the amount paid, prepaid, Converted or to be borrowed and bearing an interest rate equal to the LIBOR Rate for such principal amount for such Interest Period, whether in fact that is the case or not. Such Lender's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error, provided that the determination thereof is made on a reasonable basis.

      Section III.10. JOINT AND SEVERAL OBLIGATIONS. The obligations of Contractors, Subsea and Vessels as Borrowers under this Agreement are joint and several in all respects.

      Section III.11. SUBROGATION AND CONTRIBUTION. (a) If any Borrower makes a payment in respect of the Obligations, it shall be subrogated to the rights of Lenders (or any other payee) against the other Borrowers, as appropriate, with respect to such payment and shall have the rights of contribution set forth below against the other Borrowers; provided that such Borrower shall not enforce its rights to any payment by way of subrogation or by exercising its rights of contribution until all the Obligations shall have been paid in full. If any Borrower makes a payment in respect of the Obligations so that the amount of its then current Net Payments is less than the amount of its then current Contribution Obligation, any Borrower making such proportionately smaller payment shall, when permitted by the preceding sentence, pay to the other Borrowers an amount such that the Net Payments made by the Borrowers in respect of the Obligations shall be shared among the Borrowers pro rata in proportion to their respective Contribution Percentage. If any Borrower receives any payment by way of subrogation or contribution so that the amount of its then current Net Payments is greater than the amount of its then current Contribution Obligation, the Borrower receiving such proportionately greater payment shall, when permitted by the second preceding sentence, pay to the other Borrowers an amount such that the Net Payments received by the Borrowers shall be shared among the Borrowers pro rata in proportion to their respective Contribution Percentage. If any Borrower makes a payment in respect of the Obligations so that the amount of its then current Net Payments is greater than the amount of its then current Contribution Obligation, any Borrower making such proportionately larger payment shall, when permitted by the third preceding sentence, receive from the other Borrowers an amount such that the Net Payments made by the Borrowers in respect of the Obligations shall be shared amount the Borrowers pro rata in proportion to their respective Contribution Percentage, unless otherwise agreed to by the Borrowers.

      (b As used in this Section, the term "Contribution Obligation" shall mean an amount equal, at any time and from time to time and for each respective Borrower, to the product of (i) such Borrower's Contribution Percentage, times
(ii) the sum of all payments made previous to or at the time of calculation by all Borrowers in respect of the Obligations (less the amount of any such payments previously returned to any Borrower by operation of law or otherwise, but not including payments received by any Borrower by way of its rights of subrogation and contribution hereunder). Notwithstanding anything to the contrary contained in this Section or in this Agreement, no liability or obligation of any Borrower that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement until all of the Obligations shall be paid in full.

      (c As used in this Section, the term "Net Payments" shall mean an amount equal, at any time and from time to time and for each respective Borrower, to the difference of (i) the sum of all payments made previous to or at the time of calculation by such Borrower in respect of the Obligations and in respect of its obligations contained in this Agreement, less (ii) the sum of all such payments previously returned to such Borrower by operation of law or otherwise and including payments received by such Borrower by way of its rights of subrogation and contribution hereunder.

      (d As used in this Section, the term "Contribution Percentage" shall mean, for any applicable date as of which such percentage is being determined an amount equal to the quotient of (i) the Net Worth of such Borrower as of such date, divided by (ii) the sum of the Net Worth of all the Borrowers as of such date.

      (e As used in this Section, the term "Net Worth" shall mean for any Borrower, calculated on and as of any applicable date on which such amount is being determined, the difference between (i) the sum of all such Borrower's property (other than its equity interest in another Borrower, at a fair valuation as of such date, minus (ii) the sum of all such Borrower's debts, at a fair valuation as of such date excluding the Obligations.

                                   ARTICLE IV.

                                   COLLATERAL

      Section IV.1. COLLATERAL. To secure full and complete payment and performance of the Obligations, Borrowers shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described therein and in this Section 4.1 (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral"):

            (a Each Borrower shall grant to Agent a first priority security interest in all of its Accounts (as defined in the Security Agreements), its Charters (as defined in the Security Agreements), the Holding Account, and all products and proceeds thereof, pursuant to the Security Agreement executed by such Borrower; provided, however, that upon execution of the Foreign Loan Agreement, the Agent's security interests in Foreign Accounts shall become second priority security interests and shall be subordinate to the Foreign Agent's security interests in Foreign Accounts.

            (b Guarantor shall grant to Agent a first priority security interest in all of its Accounts (as defined in the Security Agreements), its Charters (as defined in the Security Agreements), the Holding Account, and all products and proceeds thereof, pursuant to the Security Agreement-Guarantor; provided, however, that upon execution of the Foreign Loan Agreement, the Agent's security interests in Foreign Accounts shall become second priority security interests and shall be subordinate to the Foreign Agent's security interests in Foreign Accounts.

            (c Borrowers and Guarantor shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as Agent, in its sole discretion, deems necessary or desirable to evidence and perfect its liens and security interests in the Collateral.

      Section IV.2. SETOFF. Upon the occurrence of an Event of Default, Agent, Issuing Bank and each Lender shall have the right to set off and apply against the Obligations in such a manner as such Person may determine, at any time and without notice to any Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from such Person to any Borrower whether or not the Obligations are then due. As further security for the Obligations, each Borrower hereby grants to Agent, Issuing Bank and each Lender a security interest in all money, instruments, and other property of such Borrower now or hereafter held by such Person. In addition to such Person's right of setoff and as further security for the Obligations, each Borrower hereby grants to Agent, Issuing Bank and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Borrower now or hereafter on deposit with or held by such Person and all other sums at any time credited by or owing from such Person to such Borrower. The rights and remedies of Agent, Issuing Bank and each Lender hereunder are in addition to other rights and remedies (including, without limitation, to the rights of setoff) which such Person may have.

      Section IV.3. GUARANTY AGREEMENT. Guarantor shall unconditionally and irrevocably guarantee payment and performance of the Obligations by execution and delivery of the Guaranty Agreement.


                                   ARTICLE V.

                              CONDITIONS PRECEDENT

      Section V.1. INITIAL EXTENSION OF CREDIT. The obligation of Lenders to make the initial Advance or Issuing Bank to issue any initial Letter of Credit is subject to the condition precedent that prior thereto Agent shall have received all of the documents set forth below in form and substance satisfactory to Agent.

            (a CERTIFICATE - EACH BORROWER. A certificate of the Secretary or another officer of each Borrower acceptable to Agent certifying (i) resolutions of the board of directors of each Borrower which authorize the execution, delivery and performance by such Borrower of this Agreement and the other Loan Documents to which such Borrower is or is to be a party, and (ii) the names of the officers of each Borrower authorized to sign this Agreement and each of the other Loan Documents to which such Borrower is or is to be a party together with specimen signatures of such officers.

            (b ORGANIZATIONAL DOCUMENTS - EACH BORROWER. The articles or certificate of incorporation and the bylaws of each Borrower certified by the Secretary or another officer of such Borrower acceptable to Agent.

            (c GOVERNMENTAL CERTIFICATES - EACH BORROWER. Certificates issued by the appropriate government officials of (i) the state of incorporation of each Borrower as to the existence and good standing of such Borrower, (ii) the state of Texas as to the existence and good standing of such Borrower as a foreign corporation in the state of Texas, and (iii) the state of Louisiana as to the existence and good standing of Contractors as a foreign corporation in the state of Louisiana.

            (d CERTIFICATE - GUARANTOR. A certificate of the Secretary or another officer of Guarantor acceptable to Agent certifying (i) resolutions of the board of directors of Guarantor which authorize the execution, delivery and performance by Guarantor of the Guaranty Agreement and the other Loan Documents to which Guarantor is or is to be a party, and (ii) the names of the officers of Guarantor authorized to sign the Guaranty Agreement and each of the other Loan Documents to which Guarantor is or is to be party together with specimen signatures of such officers.

            (e ORGANIZATIONAL DOCUMENTS - GUARANTOR. The articles or certificate of incorporation and the bylaws of Guarantor certified by the Secretary or another officer of Guarantor acceptable to Agent.

            (f GOVERNMENTAL CERTIFICATES - GUARANTOR. Certificates issued by the appropriate government officials of (i) the state of incorporation of Guarantor as to the existence and good standing of Guarantor and (ii) the state of Texas as to the existence and good standing of Guarantor as a foreign corporation in the state of Texas.

            (g NOTES. The Notes executed by Borrowers payable to the order of the respective Lenders.

            (h SECURITY AGREEMENTS. The Security Agreements executed by Borrowers and Guarantor, respectively.

            (i FINANCING STATEMENTS. Uniform Commercial Code financing statements executed by Borrowers and Guarantor, respectively.

            (j GUARANTY AGREEMENT. The Guaranty Agreement executed by Guarantor.

            (k INTERCREDITOR AGREEMENT. The Intercreditor Agreement executed by Agent, Borrowers, Guarantor and CIT.

            (l ARBITRATION AGREEMENT. The Arbitration Agreement executed by Borrowers and Guarantor.

            (m FEES. The facility fee referred to in Section 2.9 and any fee agreed to be paid to the Agent by the Borrowers.

            (n FIELD AUDIT. A Field Audit dated as of a recent date acceptable to Agent.

            (o UCC SEARCh. A Uniform Commercial Code search showing all financing statements and other documents or instruments on file against Borrowers and Guarantor in Harris County, Texas and the offices of the Secretary of State of the states of Texas, Louisiana and Delaware.

            (p CANCELLATION LETTER. A letter from Borrowers directing Wells Fargo Bank to terminate and cancel Borrowers' credit facility with Wells Fargo Bank.

            (q UCC ASSIGNMENTS. UCC-3 financing statement assignments executed by Wells Fargo Bank.

            (r OPINION OF COUNSEL. An opinion of Jones, Walker, Waechter, Poitevent, Carrere and Denegre, legal counsel to Borrowers and Guarantor.

            (s ATTORNEYS' FEES AND EXPENSES. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in Section 12.1, to the extent incurred, have been paid in full by Borrowers.

            (t ADDITIONAL DOCUMENTATION. Such additional approvals, opinions or documents as Agent may reasonably request.

      Section V.2. POST CLOSING OBLIGATIONS AND DELIVERIES. Not later than April 30, 2001, Borrowers shall (a) establish the Holding Account at Agent, (b) notify their customers to make payment of amounts due to Borrowers and Guarantor directly to the Holding Account, and (c) deliver to Agent the Holding Account Agreement executed by Borrowers and Guarantor.

      Section V.3. ALL EXTENSIONS OF CREDIT. The obligation of Lenders to make any Advance and Issuing Bank to issue any Letter of Credit (including the initial Advance and the initial Letter of Credit) is subject (a) to receipt by Agent or Issuing Bank, as applicable, of the items required by Section 2.5 or 2.11, as applicable, and such additional approvals or documents as Agent may reasonably request and (b) all of the representations and warranties contained in Article VI hereof and the other Loan Documents being true and correct on and as of the date of such Advance or Letter of Credit issuance, as applicable, with the same force and effect as if such representations and warranties had been made on and as of such date.

                                   ARTICLE VI.

                         REPRESENTATIONS AND WARRANTIES

      To induce Agent, Issuing Bank and Lenders to enter into this Agreement, each Borrower represents and warrants to each such Person that:

      Section VI.1. EXISTENCE. Each Borrower, Guarantor and each Subsidiary (a) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization, (b) have all requisite power and authority to own their assets and carry on their business as now being or as proposed to be conducted and (c) are qualified to do business in all jurisdictions necessary and where failure to so qualify would have a Material Adverse Effect. Each Borrower has the power and authority to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party. Guarantor has the power and authority to execute, deliver and perform its obligation under the Guaranty Agreement and the other Loan Documents to which it is a party.

      Section VI.2. FINANCIAL STATEMENTS. Borrowers have delivered to Agent unaudited consolidated financial statements of Guarantor and its Subsidiaries as at and for the fiscal year ended December 31, 1999, and unaudited consolidated financial statements of Guarantor and its Subsidiaries for the eleven (11) month period ended November 30, 2000. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Guarantor and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has been no Material Adverse Effect since the effective date of the most recent financial statements referred to in this Section.

      Section VI.3. REQUISITE ACTION; NO BREACH. The execution, delivery, and performance by each Borrower of this Agreement and the other Loan Documents to which such Borrower is or may become a party have been duly authorized by all requisite action on the part of such Borrower and do not and will not violate or conflict with the Organizational Documents of such Borrower or any law, rule or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the imposition of any Lien (except as provided in this Agreement) upon any of the revenues or assets of such Borrower or any Subsidiary pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which such Borrower or any Subsidiary or any of their respective properties is bound.

      Section VI.4. OPERATION OF BUSINESS. Each Borrower, Guarantor and each Subsidiary possess all licenses, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted.

      Section VI.5. LITIGATION AND JUDGMENTS. Except as disclosed on Schedule
6.5 hereto, there is no action, suit, investigation, or proceeding before or by any court, governmental authority, or arbitrator pending, or to the knowledge of any Borrower, threatened against or affecting any Borrower, Guarantor or any Subsidiary, that would, if adversely determined, have a Material Adverse Effect. There are no outstanding judgments against any Borrower, Guarantor or any Subsidiary.

      Section VI.6. RIGHTS IN PROPERTIES; LIENS. Each Borrower, Guarantor and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets and leasehold interests reflected in the financial statements described in Section 6.2, and none of the properties, assets or leasehold interests of any Borrower, Guarantor or any Subsidiary is subject to any Lien, except as permitted by this Agreement.

      Section VI.7. ENFORCEABILITY. This Agreement constitutes, and the other Loan Documents to which each Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

      Section VI.8. APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for the execution, delivery, or performance by any Borrower of this Agreement and the other Loan Documents to which any Borrower is or may become a party or Guarantor of the Guaranty Agreement and the other Loan Documents to which Guarantor is a party, or the validity or enforceability thereof.

      Section VI.9. DEBT. Neither any Borrower, Guarantor nor any Subsidiary has any Debt except Debt permitted pursuant to Section 8.1.

      Section VI.10. USE OF PROCEEDS; MARGIN SECURITIES. Neither any Borrower, Guarantor nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

      Section VI.11. ERISA. Each Borrower, Guarantor and each Subsidiary have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA, and there are no existing conditions that would give rise to liability thereunder. No Reportable Event (as defined in Section 4043 of ERISA) has occurred in connection with any employee benefit plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan.

      Section VI.12. TAXES. Each Borrower, Guarantor and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales taxes, and have paid all of their liabilities for Taxes or timely filed requests for extensions of the date for payment of such taxes, and no Borrower or Guarantor knows of any pending investigation of any Borrower, Guarantor or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of any Borrower, Guarantor or any Subsidiary.

      Section VI.13. DISCLOSURE. There is no fact known to any Borrower or Guarantor which has a Material Adverse Effect, or which might in the future have a Material Adverse Effect that has not been disclosed in writing to Agent.

      Section VI.14. SUBSIDIARIES. Guarantor has no Subsidiaries other than Borrowers and the other Subsidiaries listed on Schedule 6.14. Guarantor owns one hundred percent (100%) of the issued and outstanding stock of each Borrower.

      Section VI.15. COMPLIANCE WITH LAWS. Neither any Borrower, Guarantor nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any court, governmental authority, or arbitrator.

      Section VI.16. COMPLIANCE WITH AGREEMENTS. Neither any Borrower, Guarantor nor any Subsidiary is in violation in any material respect of any material document, agreement, contract or instrument to which it is a party or by which it or its properties are bound.

      Section VI.17. ENVIRONMENTAL MATTERS. Each Borrower, Guarantor and each Subsidiary, and their respective properties are in substantial compliance with all applicable Environmental Laws and neither any Borrower, Guarantor nor any Subsidiary is subject to any liability or obligation for remedial action thereunder. There is no pending or threatened investigation or inquiry by any governmental authority of any Borrower, Guarantor or any Subsidiary, or any of their respective properties pertaining to any Hazardous Substance. Except in the ordinary course of business and in substantial compliance with all Environmental Laws, there are no Hazardous Substances located on or under any of the properties of any Borrower, Guarantor or any Subsidiary. Except in the ordinary course of business and in compliance with all Environmental Laws, neither any Borrower, Guarantor nor any Subsidiary has caused or permitted any Hazardous Substance to be disposed of on or under or released from any of its properties. Each Borrower, Guarantor and each Subsidiary have obtained all permits, licenses, and authorizations which are required under and by all Environmental Laws.

      Section VI.18. SOLVENCY. Each Borrower and its Subsidiaries and Guarantor and its Subsidiaries, on a consolidated basis, are not insolvent, each Borrower's and its Subsidiaries' assets and Guarantor's and its Subsidiaries' assets, on a consolidated basis, exceed their liabilities, and no Borrower will be rendered insolvent by the execution and performance of this Agreement and the Loan Documents and Guarantor will not be rendered insolvent by the execution of the Guaranty Agreement.

      Section VI.19. INVESTMENT COMPANY ACT. Neither any Borrower, Guarantor nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Section VI.20. PUBLIC UTILITY HOLDING COMPANY ACT. Neither any Borrower, Guarantor nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      Section VI.21. VESSELS. Neither any Borrower, Guarantor nor any Subsidiary owns any vessels other than the vessels referred to in the definition of "Vessel" contained in the Security Agreements.

                                  ARTICLE VII.

                              AFFIRMATIVE COVENANTS

      Borrowers covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, Borrowers will perform and observe the covenants set forth below, unless Agent shall otherwise consent in writing.

      Section VII.1. REPORTING REQUIREMENTS. Borrowers will deliver to Agent, Lenders and Issuing Bank:

            (a) ANNUAL FINANCIAL STATEMENTS - GUARANTOR. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Guarantor, beginning with the fiscal year ending December 31, 2000, a copy of the annual audited financial statements of Guarantor and its Subsidiaries for such fiscal year (on SEC Form 10-K, if applicable to Guarantor) containing, on a consolidated basis and a consolidating basis, balance sheets, statements of income, statements of stockholders' equity and statements of cash flows as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail, prepared in accordance with GAAP, and audited and certified without qualification by independent certified public accountants of recognized standing acceptable to Agent.

            (b) QUARTERLY FINANCIAL STATEMENTS - GUARANTOR. As soon as available, and in any event within forty-five (45) days after the end of each quarter of each fiscal year of Guarantor, a copy of the financial statements of Guarantor and its Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended (on SEC Form 10-Q, if applicable to Guarantor), containing, on a consolidated basis and a consolidating basis, balance sheets, statements of income, statements of stockholders' equity and cash flows in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by an officer of Guarantor acceptable to Agent to have been prepared in accordance with GAAP and to fairly and accurately present the financial condition and results of operations of Guarantor and its Subsidiaries, on a consolidated basis and a consolidating basis, at the date and for the periods indicated therein.

            (c) MONTHLY FINANCIAL STATEMENTS - GUARANTOR. As soon as available, and in any event within thirty (30) days after the end of each month of each fiscal year of Guarantor, a copy of the financial statements of Guarantor and its Subsidiaries as of the end of such month and for the portion of the fiscal year then ended, containing, on a consolidated basis, balance sheets, statements of income and statements of cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified by an officer of Guarantor acceptable to Agent to have been prepared in accordance with GAAP and to fairly and accurately present the financial condition and results of operations of Guarantor and the Subsidiaries, on a consolidated basis, at the date and for the periods indicated therein.

            (d) NO DEFAULT CERTIFICATE. (i) As soon as available, and in any event within forty-five (45) days after the end of each quarter of each fiscal year of Guarantor, a No Default Certificate as of the last day of such quarter, and (ii) together with the financial statements delivered pursuant to Section 7.1(a), a No Default Certificate as of the last day of the fiscal year covered by such financial statements, in each case executed by an officer of each Borrower and Guarantor acceptable to Agent and containing detailed calculations of the covenants contained in Article IX.

            (e) BORROWING BASE CERTIFICATE. As soon as available, and in any event within thirty (30) days after the end of each month of each fiscal year of Borrowers, a Borrowing Base Certificate as of the last day of such month certified by an officer of each Borrower acceptable to Agent.

            (f) MONTHLY ACCOUNTS RECEIVABLE REPORTS. As soon as available, and in any event within thirty (30) days after the end of each month of each fiscal year of Borrowers, aged accounts receivable reports for each Borrower as of the last day of such month certified by an officer of each Borrower acceptable to Agent.

            (g) MONTHLY BARGE STATUS REPORTS. As soon as available, and in any event within thirty (30) days after the end of each month of each fiscal year of Borrowers, a barge status report for Borrowers as of the last day of such month in form and substance acceptable to Agent and certified by an officer of each Borrower acceptable to Agent.

            (h) PROJECTIONS. Not later than December 1 of each year, a projected balance sheet, income statement and statement of cash flows for Guarantor and its Subsidiaries for the next fiscal year, certified by an officer of Guarantor acceptable to Agent.

            (i) NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, affecting any

      Borrower, Guarantor or any Subsidiary which, if determined adversely to such Person, could have a Material Adverse Effect.

            (j) JUDGMENTS. Within five (5) days of the rendering thereof, notice of any judgment against any Borrower, Guarantor or any Subsidiary in an amount which is more than $25,000.00.

            (k) NOTICE OF DEFAULT. As soon as possible and in any event within five (5) days after the occurrence of each Event of Default and Unmatured Event of Default, a written notice setting forth the details of such Event of Default or Unmatured Event of Default and the action which Borrowers have taken and propose to take with respect thereto.

            (l) NOTICE OF MATERIAL ADVERSE EFFECT. As soon as possible, an in any event within five (5) days after any Borrower becomes aware thereof, notice of the occurrence of any event or the existence of any condition which might reasonably be expected to have a Material Adverse Effect.

            (m) PROXY STATEMENTS, ETC. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Guarantor or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by Guarantor or any Subsidiary within any securities exchange or the Securities and Exchange Commission or any successor agency.

            (n) GENERAL INFORMATION. Promptly, such other information concerning any Borrower, Guarantor or any Subsidiary as any Lender may from time to time reasonably request.

      Section VII.2. MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Each Borrower will preserve and maintain, and will cause Guarantor and each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business.

      Section VII.3. MAINTENANCE OF PROPERTIES. Each Borrower will maintain, and will cause Guarantor and each Subsidiary to maintain, its assets and properties in good condition and repair.

      Section VII.4. TAXES AND CLAIMS. Each Borrower will pay or discharge, and will cause Guarantor and each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither any Borrower, Guarantor, nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge with respect to which no Lien has been filed of record, which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

      Section VII.5. INSURANCE. Each Borrower will maintain, and will cause Guarantor and each Subsidiary to maintain, with financially sound and reputable insurance companies workmen's compensation insurance, liability insurance, and insurance on its property, assets and business, all at least in such amounts and against such risks as are usually insured against by Persons engaged in similar businesses.

      Section VII.6. INSPECTION; FIELD AUDITS. At any reasonable time and from time to time, each Borrower will permit, and will cause Guarantor and each Subsidiary to permit, representatives of Agent:

            (a) to examine and make copies of the books and records of, and visit and inspect the properties or assets of any Borrower, Guarantor and any Subsidiary and to discuss the business, operations, and financial condition of any such Persons with their respective officers and employees and with their independent certified public accountants; and

            (b) to conduct Field Audits; provided, however, that Agent intends to conduct at least four Field Audit during each fiscal year of Borrowers and the cost of four Field Audits during each fiscal year of Borrowers shall be paid by Borrowers.

      Section VII.7. KEEPING BOOKS AND RECORDS. Each Borrower will maintain, and will cause Guarantor and each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

      Section VII.8. COMPLIANCE WITH LAWS. Each Borrower will comply, and will cause Guarantor and each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority, or arbitrator.

      Section VII.9. COMPLIANCE WITH AGREEMENTS. Each Borrower will comply, and will cause Guarantor and each Subsidiary to comply, in all material respects with all material agreements, contracts, and instruments binding on it or affecting its properties or business.

      Section VII.10. FURTHER ASSURANCES. Each Borrower will execute and deliver, and will cause Guarantor and each Subsidiary to execute and deliver, such further instruments as may be requested by Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of Agent in the Collateral.

      Section VII.11. ERISA. Each Borrower will comply, and will cause Guarantor and each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

      Section VII.12. CONTINUITY OF OPERATIONS. Each Borrower and Guarantor will continue to conduct, and will cause each of its Subsidiaries to continue to conduct, its primary businesses as conducted as of the Closing Date and to continue its operations in such businesses.

      Section VII.13. HOLDING ACCOUNT; HOLDING LOCKBOX. (a) Each Borrower will cause, and will cause Guarantor to cause, all of the proceeds from the accounts receivable of such Borrower and Guarantor to be remitted to the Holding Account or the Holding Lockbox. Each Borrower will, and will cause Guarantor to, direct its customers and account debtors to remit payments of all accounts receivable due to Borrowers and Guarantor, including the Accounts (as defined in the Security Agreements) and the charters (as defined in the Security Agreements), by check to the Holding Lockbox or by wire to the Holding Account. Each Borrower further agrees immediately to, and to cause Guarantor immediately to, deposit any payments received directly by such Borrower or Guarantor from its customers or account debtors into the Holding Account. If no Event of Default exists, all collected funds (as determined by Agent in accordance with its customary practices with respect to similar accounts) with respect to acceptable checks received in the Holding Lockbox and all funds deposited directly into, or transferred into, the Holding Account shall remain the Holding Account and may be withdrawn by Borrowers or Guarantor. If an Event of Default has occurred, all funds with respect to checks received in the Holding Lockbox and all funds deposited directly into, or transferred into the Holding Account may, in the discretion of Agent, be paid or delivered to Agent and deposited by Agent in a segregated noninterest bearing collateral account (the "Collateral Account"). Neither any Borrower nor Guarantor shall have the right to effect withdrawals from the Collateral Account, and the Collateral Account shall be maintained in the name of and subject to the sole and exclusive dominion and control of Agent. Agent may at any time, and from time to time, apply funds on deposit in the Collateral Account to the Obligations in such order as Agent may determine. If an Event of Default has occurred, Agent may cease honoring drafts, demands, withdrawal, remittance or other requests or instructions by any Borrower or Guarantor, whether made before or after the occurrence of such Event of Default.

      (b) Each Borrower hereby pledges and assigns to Agent, and grants to Agent a security interest in, the Collateral Account and in all cash, instruments, securities and funds on deposit therein, all interest and cash or other property received in connection therewith or in exchange therefor, and all proceeds of all of the above, now or hereafter existing, as additional collateral security for the Obligations. In addition to Agent's common law rights of setoff, each Borrower hereby grants to Agent, upon the occurrence of an Event of Default, the right to offset all or a portion of the funds in the Collateral Account.

      (c) On each date on which interest or principal is due and payable under this Agreement or the Notes, and each day on which any fee or other amount is payable under this Agreement, in the event that Borrowers have failed to make any such payment in accordance with the terms of this Agreement and the Notes, all amounts in the Holding Account (including accrued interest), shall be applied by Agent to pay such interest, principal and/or other amount due under this Agreement.

      (d) Notwithstanding any provision of this Section 7.13, at such time as the Foreign Loan Agreement and the other Foreign Loan Documents are executed and delivered by Borrowers and Guarantor, Borrowers and Guarantor shall no longer be required to comply with the provisions of this 7.13 with respect to the Foreign Accounts, the Foreign Accounts shall not be required to be paid to the Holding Lockbox or the Holding Account and the proceeds of the Foreign Accounts shall not be required to applied as provided in this Section 7.13.

      Section VII.14. ENVIRONMENTAL COMPLIANCE.

      (a) Borrowers will comply with, and will use their best efforts to cause their agents, contractors and sub-contractors (while such Persons are acting within the scope of their contractual relationship with any Borrower) to comply with, (i) all applicable Environmental Laws and (ii) the terms and conditions of all applicable permits, licenses, certificates and approvals of all Governmental Authorities now or hereafter granted or obtained with respect to the properties owned or operated by any Borrower unless such compliance would violate the laws or regulations of the jurisdictions in which the properties or operations of any Borrower are located.

      (b) Borrowers will use their best efforts and safety practices to prevent the unauthorized release, discharge, disposal, escape or spill of Hazardous Substances on or about the properties owned or operated by Borrowers.

      Section VII.15. ENVIRONMENTAL NOTIFICATIONS. Borrowers shall notify the Agent, in writing, within five (5) Business days of any of the following events occurring after the date of this Agreement:

      (a) Any written notification made by any Borrower to any U.S. or foreign federal, state or local environmental agency required under any Environmental Law relating to a spill or unauthorized discharge or release of any Hazardous Substance to the environment at, from, or as a result of any operations on, the properties and operations owned or operated by any Borrower.

      (b) Knowledge by an officer of any Borrower of receipt of service by any Borrower of any complaint, compliance order, compliance schedule, notice letter, notice of violation, citation or other similar notice or any judicial demand by any U.S. or foreign court, federal, state or local environmental agency, alleging (i) any spill, unauthorized discharge or release of any Hazardous Substance to the environment from, or as a result of the operations on, the properties owned or operated by any Borrower, or (ii) violations of applicable laws, regulations permits regarding the generation, storage, handling, treatment, transportation, recycling, release or disposal of Hazardous Substances on or as a result of operations on the properties and operations owned or operated by any Borrower.

      (c) It is understood by the parties hereto that the above mentioned notices are solely for the Agent's and Lenders' information, may not otherwise be required by any U.S. or foreign federal, state or local Environmental Laws, and are to be considered confidential information by the Agent and the Lenders.

      (d) The term "environmental agency" as used herein shall include, but not be limited to, the United States Environmental Protection Agency, the United States Coast Guard, the United States Minerals Management Service, the United States Department of Transportation (in its administration of the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801, et seq.) and other analogous or similar Governmental Agencies regulating or administering statutes, regulations or ordinances relating to or imposing liability or standards of conduct concerning the generation, storage, use, production, transportation, handling, treatment, recycling, release or disposal of any Hazardous Substance.

      Section VII.16. ENVIRONMENTAL INDEMNIFICATION.

      (a) Borrowers hereby agree to indemnify and hold Agent, Lenders and their officers, employees, directors and Affiliates (the "Indemnitees") harmless from and against any and all claims, losses, liability, damages and injuries of any kind whatsoever asserted against any Indemnitee with respect to or as a direct result of the presence, escape, seepage, spillage, release, leaking, discharge or migration from the properties owned or operated by any Borrower of any Hazardous Substance, including without limitation, any claims asserted or arising under any applicable Environmental Law, regardless of whether or not caused by or within the control of any Borrower.

      (b) It is the parties' understanding that neither Agent, any Lenders nor any other Indemnitees does now, has never and does not intend in the future to exercise any operational control or maintenance over of the properties and operations owned or operated by any Borrower, nor has any of them in the past maintained, presently maintains, or intends in the future to maintain, an ownership interest in the properties owned or operated by any Borrower except as may arise upon enforcement of the Agent's or the Lenders' rights under the Security Agreement or the other Loan Documents.

                                  ARTICLE VIII.

                               NEGATIVE COVENANTS

      Each Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, Borrowers will perform and observe the covenants set forth below, unless Agent shall otherwise consent in writing.

      Section VIII.1. DEBT. No Borrower will incur, create, assume or permit to exist, nor will any Borrower permit Guarantor or any Subsidiary to incur, create, assume, or permit to exist, any Debt, except

            (a) indebtedness of Borrowers to Lenders under this Agreement and the Loan Documents;

            (b) Indebtedness of Borrowers under the Foreign Loan Agreement in an aggregate principal amount which does not exceed $15,000,000.00 outstanding at any time;

            (c) accounts payable and accrued liabilities incurred in the ordinary course of business;

            (d) letter of credit, performance and bid bonds obtained by Borrowers in the ordinary course of their business, other than the Letters of Credit, up to an aggregate amount of $15,000,000.00 at any time;

            (e) supersedeas bonds obtained by Borrowers in the ordinary course of their business;

            (f) secured indebtedness in an aggregate principal amount which does not exceed $15,000,000.00 outstanding at any time; and

            (g) Indebtedness of Borrowers under the CIT Loan Agreement and other indebtedness of Borrowers secured only by vessels.

      Section VIII.2. LIMITATION ON LIENS. No Borrower will incur, create, assume or permit to exist, nor will any Borrower permit Guarantor or any Subsidiary to incur, create, assume or permit to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the liens and other encumbrances set forth below (the "Permitted Liens"):

            (a) Liens for Taxes not at the time delinquent or thereafter payable without penalty or being contested in good faith, provided provision is made to the extent required by GAAP for the eventual payment thereof in the event it is found that such are payable by any Borrower or Guarantor;

            (b) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the extent required by GAAP for the eventual payment thereof in the event it is found that such sums are payable by any Borrower or Guarantor;

            (c) maritime Liens:

                  (i) arising in the ordinary course of business by operation of law that are being contested in good faith by appropriate proceedings and for which reserves have been made to the reasonable satisfaction of Lenders or

                  (ii) arising in connection with salvage and general average;
            or

                  (iii) arising in connection with crew wages claimed but not paid;

            (d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders and statutory obligations entered into in the ordinary course of business or to secure obligations on surety or appeal bonds in the ordinary course of business or easements, rights of way and similar encumbrances incurred in the ordinary course of business and not interfering with the ordinary conduct of the business of any Borrower or Guarantor;

            (e) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance;

            (f) Liens required by the terms of this Loan Agreement;

            (g) Liens in favor of the Foreign Agent pursuant to the Foreign Loan Agreement, provided that only the Liens covering the Foreign Accounts of Borrowers shall be prior to the Liens of Agent under this Agreement and the Loan Documents;

            (h) Liens in connection with Debt referred to in Section 8.1(f); and

            (i) Liens created in accordance with the CIT Loan Agreement securing the indebtedness of Borrowers under the CIT Loan Agreement and Liens on vessels securing other Debt permitted pursuant Section 8.1(g).

      Section VIII.3. MERGERS, ACQUISITIONS, DISSOLUTIONS AND DISPOSITION OF ASSETS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, (a) become a party to a merger or consolidation (a "Merger") or acquire all or a substantial part of the assets of any Person or the shares or other evidence of beneficial ownership of any Person (an "Acquisition"), unless
(i) such Borrower, Guarantor or such Subsidiary is the surviving Person to such Merger or Acquisition, (ii) the aggregate consideration paid by such Borrower, Guarantor or such Subsidiary in connection with such merger (whether in the form of cash, stock, the assumption of Debt or other consideration) does not exceed twenty percent (20%) of Shareholder's Equity as shown on the most recent financial statements of Guarantor delivered to Agent pursuant to Section 7.1(a) or (b), (iii) no Event of Default or Unmatured Event of Default exists immediately prior to such Merger or Acquisition, and (iv) no Event of Default or Unmatured Event of Default would arise as a result of such Merger or Acquisition, (b) sell, lease, assign, transfer or otherwise dispose of substantially all of its assets (whether in one transaction or in a series of transactions), or (c) dissolve or liquidate.

      Section VIII.4. CHANGE OF LEGAL STRUCTURE. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, (a) cause or allow to occur any material change in its Certificate of Incorporation, Articles of Incorporation or By-Laws, which change might adversely affect Agent or any Lender, or (b) change its jurisdiction of incorporation.

      Section VIII.5. CHANGE OF PLACE OF BUSINESS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, make any change in the address of its principal place of business or its chief executive office except upon thirty (30) days' prior written notice to Agent.

      Section VIII.6. SUBSIDIARIES. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, create or acquire any Subsidiary, unless
(a) prior to the creation of such Subsidiary, such Borrower, Guarantor or such Subsidiary has notified Agent of the creation or the acquisition of such Subsidiary, and (b) if so requested by Lenders, such Subsidiary has executed a guaranty of the Obligations in form and substance satisfactory to Agent.

      Section VIII.7. RESTRICTED PAYMENTS. No Borrower will permit Guarantor to, and Guarantor will not, declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock.

      Section VIII.8. LOANS AND INVESTMENTS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, (a) advance or loan funds to any Person, or (b) make any investments in any Person (whether by way of loan, stock purchase or capital contribution), except for (i) investments in Cash Equivalents and (ii) the payment of costs, expense, capital contributions and other payments to be made as set forth in the Limited Liability Company Agreement of Deep Sea Pipeline Contractors, L.L.C. between Guarantor and Cal Dive.

      Section VIII.9. LINE OF BUSINESS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, enter into any new line of business unrelated to its present activities as of the date of this Agreement.

      Section VIII.10. CONTRACTS WITH AFFILIATES. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, enter into any transaction with any director, officer, employee, shareholder or Affiliate of any Borrower or Guarantor except on terms no less favorable to such Borrower, Guarantor or such Subsidiary than such Borrower, Guarantor or such Subsidiary could obtain in an arms length transaction with Persons not affiliated with such Borrower, Guarantor or such Subsidiary.

      Section VIII.11. LEASE PAYMENTS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, incur or pay an aggregate amount which exceeds $2,000,000.00 in any year for operating leases or rental of equipment, vessels or real property having a term in excess of twelve (12) months, except for (a) Capitalized Lease Obligations, and (b) other than rental for Borrowers' and Guarantor's principal place of business referred to on the signature pages to this Agreement.

      Section VIII.12. FISCAL YEARS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, change or allow to change, the fiscal year of such Borrower or Guarantor from one ending on December 31.

      Section VIII.13. COMPLIANCE WITH ENVIRONMENTAL LAWS. No Borrower will, nor will any Borrower permit Guarantor or any Subsidiary to, use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Substance, except in the ordinary course of business and in compliance with all Environmental Laws, generate any Hazardous Substance, conduct any activity which is likely to cause a release or threatened release of any Hazardous Substance, or otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law.

      Section VIII.14. ACCOUNTING. No Borrower will make, nor will any Borrower permit Guarantor or any Subsidiary to make, any change in accounting treatment or reporting practices, except as permitted by GAAP.

                                   ARTICLE IX.

                               FINANCIAL COVENANTS

      Borrowers covenant and agree that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder or Issuing Bank has any obligation to issue any Letter of Credit hereunder or any Letter of Credit Liabilities exist, Borrowers will observe and perform, and will cause Guarantor to observe and perform, the financial covenants set forth below, unless Agent shall otherwise consent in writing.

      Section IX.1. CURRENT RATIO. Guarantor and its Subsidiaries will at all times maintain a Current Ratio of not less than 1.10 to 1.00. The Current Ratio shall be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor.

      Section IX.2. RATIO OF FUNDED DEBT TO CAPITALIZATION. Guarantor and its Subsidiaries will at all times maintain a Ratio of Funded Debt to Capitalization of not greater than 0.50 to 1.00. The Ratio of Funded Debt to Capitalization shall be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor.

      Section IX.3. WORKING CAPITAL. Guarantor and its Subsidiaries will at all times maintain Working Capital of not less than $3,000,000.00. Working Capital shall be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor.

      Section IX.4. TANGIBLE NET WORTH. Guarantor and its Subsidiaries will at all times maintain Tangible Net Worth in an amount not less than the sum of (a) $100,000,000.00, plus (b) seventy-five percent (75%) of Net Income for each fiscal quarter of Guarantor and its Subsidiaries which has been completed as of the date of calculation, commencing with the fiscal quarter ending December 31, 2000, provided, however, that in the event that Net Income of Guarantor and its Subsidiaries is not greater than zero for any fiscal quarter, an amount equal to zero shall be added to the calculation of Tangible Net Worth for such fiscal quarter, plus (c) seventy-five percent (75%) of the net proceeds of any equity issued by Guarantor or any of its Subsidiaries (on a consolidated basis) after the Closing Date. Tangible Net Worth shall be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor.

      Section IX.5. FIXED CHARGE COVERAGE RATIO. Guarantor and its Subsidiaries will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00. The Fixed Charge Coverage Ratio will be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor, and for purposes of calculating the Fixed Charge Coverage Ratio, EBITDA shall be calculated for the period of four fiscal quarters ended as of the date of calculation.

      Section IX.6. RATIO OF FUNDED DEBT TO EBITDA. Guarantor and its Subsidiaries will at all times maintain a Ratio of Funded Debt to EBITDA of not greater than 3.50 to 1.00. The

Ratio of Funded Debt to EBITDA will be calculated and tested quarterly as of the last day of each fiscal quarter of Guarantor, and for purposes of calculating the Ratio of Funded Debt to EBITDA, EBITDA shall be calculated for the period of four fiscal quarters ended as of the date of calculation.

                                   ARTICLE X.

                                     DEFAULT

      Section X.1. EVENTS OF DEFAULT. An "Event of Default" shall exist if any of the events set forth below shall occur and be continuing.

            (a) Any Borrower shall default in the payment or prepayment when due of any principal or interest on the Obligations or any portion thereof or any fees or other amount payable by any of them under this Agreement or under any other Loan Document, and such default shall continue for three
      (3) Business Days after such amount is due.

            (b) Any representation, warranty or certification made or deemed made herein or in any other Loan Document by any Borrower or Guarantor or any certificate furnished to Agent or any Lender pursuant to the provisions hereof or any other Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect.

            (c) Any Borrower or Guarantor shall fail to perform or observe any provision of any Loan Document to which it is a party and such failure shall continue unremedied for a period of (i) ten (10) Business Days after either (A) the failure arises and (B) any Borrower or Guarantor has knowledge of such failure, or (ii) ten (10) Business Days after Agent gives Borrowers notice of such failure.

            (d) Any Borrower or Guarantor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors,
      (iii) commence a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding -up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the U.S. Bankruptcy Code, or
      (vi) take any corporate action for the purpose of effecting any of the foregoing.

            (e) A proceeding or case shall be commenced, without the application or consent of any Borrower or Guarantor in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, dissolution or winding-up of any Borrower or Guarantor, or the composition or readjustment of the debt of any Borrower or Guarantor, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of any Borrower or Guarantor or of all or any substantial part of the assets of any of them, or (iii) similar relief in respect of any Borrower or Guarantor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or an order for relief against any Borrower or Guarantor shall be entered in an involuntary case under the U.S. Bankruptcy Code.

            (f) Any Borrower or Guarantor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due.

            (g) Any Borrower or Guarantor shall default in the payment when due of any principal of or interest on any of its other Debt which Debt had an original aggregate principal amount in excess of $100,000.00; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity.

            (h) A judgment for the payment of money in excess of $150,000.00 shall be rendered by a court against any Borrower or Guarantor and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and such Borrower or Guarantor, shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

            (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Borrower, Guarantor or any Subsidiary or any of their respective shareholders, or any Borrower or Guarantor shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien or security interest created by the Loan Documents shall for any reason cease to be a valid, perfected security interest in and Lien upon any of the Collateral purported to be covered thereby or shall cease to have the priority required by this Agreement.

            (j) Guarantor shall cease to own one hundred percent of the capital stock of each Borrower.

            (k) An Event of Default (as defined in the CIT Loan Agreement) shall occur and be continuing under the CIT Loan Agreement.

            (l) An Event of Default (as defined in the Foreign Loan Agreement) shall occur and be continuing under the Foreign Loan Agreement.

      Section X.2. REMEDIES UPON DEFAULT. If any Event of Default shall occur, Agent may do any one or more of the following: (a) declare the outstanding principal of and accrued and unpaid interest on the Notes and the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrowers, (b) terminate the Commitments without notice to any Borrower, (c) foreclose or otherwise enforce any Lien granted to Agent to secure payment and performance of the Obligations, and (d) exercise any and all rights and remedies afforded by the laws of the State of Texas or any other jurisdiction by any of the Loan Documents, by equity or otherwise; provided, however, that upon the occurrence of an Event of Default under Section 10.1(d) or Section 10.1(e), the Commitments shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and the other Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrowers.

      Section X.3. CHANGE OF CONTROL. If at any time while any amount is outstanding under this Agreement or any Lender has a Commitment hereunder, any Person shall acquire after the date hereof more than fifty percent (50%) of the then outstanding stock of Guarantor having ordinary voting power, a "Change of Control" shall be deemed to have occurred. Borrowers shall promptly, but in any event within ten (10) days, give written notice to Agent upon obtaining knowledge of an event which is or would constitute a Change of Control. Upon the happening of a Change of Control, Lenders shall have the right to declare all amounts outstanding under this Agreement to be due and payable on a date not earlier than ten (10) days from the date of the exercise of said right. All amounts outstanding under this Agreement shall thereupon become due and payable on the date specified in the notice sent to Borrowers by Agent, including the principal amount thereof plus accrued interest thereon to the accelerated maturity date and any amounts owed by Borrowers or Guarantor to Agent and Lenders pursuant to this Agreement.

      Section X.4. CASH COLLATERAL. If any Event of Default shall occur, Borrowers shall, if requested by Agent, immediately deposit with and pledge to Agent, cash or cash equivalent investments in an amount equal to the outstanding Letter of Credit Liabilities as security for the Obligations.

      Section X.5. PERFORMANCE BY AGENT. If Borrowers shall fail to perform any covenant, duty, or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty, or agreement on behalf of Borrowers. In such event, Borrowers shall, at the request of Agent, promptly pay any amount expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that neither Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of Borrowers under this Agreement or any other Loan Document.

                                   ARTICLE XI.

                               THE AGENT; LENDERS

      Section XI.1. APPOINTMENT AND AUTHORIZATION. (a) Each Lender hereby irrevocably (subject to Section 11.9) appoints, designates and authorizes Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Documents or otherwise exist against Agent.

      (b) Issuing Bank shall act on behalf of Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Bank shall have all of the benefits and immunities (i) provided to Agent in this Article XI with respect to any acts taken or omissions suffered by Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Article XII, including Issuing Bank with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to Issuing Bank.

      Section XI.2. DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The

Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      Section XI.3. LIABILITY OF AGENT. None of Agent nor any of its directors, officers, employees or agents shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Documents or the transactions contemplated hereby (except for their own gross negligence or willful misconduct), or (ii) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by any Borrower or any Subsidiary or Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Borrower or any of any Borrower's Subsidiaries or Affiliates.

      Section XI.4. RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrowers), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, confirmation from Lenders of their obligation to indemnify Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Documents in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

      Section XI.5. NOTICE OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Agent will notify Lenders of its receipt of any such notice. Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Majority Lenders in accordance with Article XI; provided that unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of Lenders.

      Section XI.6. CREDIT DECISION. Each Lender acknowledges that Agent has not made any representation or warranty to it, and that no act by Agent hereafter taken, including any review of the affairs of any Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of any Borrower and its Subsidiaries, and made its own decision to enter into this Agreement and to extend credit to Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of any Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of any Borrower or its Subsidiaries which may come into the possession of the Agent.

      Section XI.7. INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of Borrowers and without limiting the obligation of Borrowers to do so), pro rata, from and against any and all Claims; provided that no Lender shall be liable for any payment to any such Person of any portion of the Claims resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including reasonable attorneys' fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrowers. The undertaking in this Section shall survive repayment of the Advances, cancellation of each Note, expiration or termination of the Letters of Credit, any foreclosure under, or modification, release or discharge of, any or all of the Loan Documents, termination of this Agreement and the resignation or replacement of Agent.

      Section XI.8. AGENT IN INDIVIDUAL CAPACITY. Southwest Bank of Texas, N.A. and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any Borrower and its Subsidiaries and Affiliates as though Southwest Bank of Texas, N.A. were not Agent or Issuing Bank hereunder and without notice to or consent of Lenders. Lenders acknowledge that, pursuant to such activities, Southwest Bank of Texas, N.A. or its Affiliates may receive information regarding any Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledge that Agent shall be under no obligation to provide such information to them. With respect to the Advances and Southwest Bank of Texas, N.A.'s Pro Rata Share thereof, Southwest Bank of Texas, N.A. and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as if Southwest Bank of Texas, N.A. were not Agent and Issuing Bank, and the terms "Lender" and "Lenders" including Southwest Bank of Texas, N.A. and its Affiliates, to the extent applicable, in their individual capacities.

      Section XI.9. SUCCESSOR AGENT. Agent may resign as Agent upon thirty (30) days' notice to Lenders. If Agent resigns under this Agreement, Lenders shall, with (so long as no Event of Default exists) the consent of Borrowers (which shall not be unreasonably withheld or delayed), appoint from among Lenders a successor agent for Lenders. If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Borrowers, a successor agent from among Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI and Sections 12.1, 12.2 and 12.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty
(30) days following a retiring Agent's notice or resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

      Section XI.10. COLLATERAL MATTERS. Lenders irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent under any Loan Document (i) upon termination of the Combined Commitments and payment in full of all Advances, Letter of Credit Liabilities and all other obligations of Borrowers hereunder and the expiration of termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or (iii) subject to Section 12.7, if approved, authorized or ratified in writing by the Majority Lenders. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release, or subordinate its interest in, particular types or items of collateral pursuant to this Section 11.10.

      Section XI.11. TAX TREATY. Each Lender that is organized under the laws of a country other than the United States of America agrees (a) on or before the date the first Advance is made, to complete and deliver to Borrowers Internal Revenue Service Form 4224, and (b) to complete and deliver to Borrowers from time to time, provided such Lender is eligible to do so, any successor or additional forms required in order to secure an exemption from, or reduction in the rate of, income tax withholding imposed by the United States of America. Each Lender shall amend or supplement any such form as required and permitted by applicable law to insure that it is in full force and effect, accurate and complete at all times.

                                  ARTICLE XII.

                                  MISCELLANEOUS

      Section XII.1. EXPENSES. Borrowers hereby agree to pay Agent and Lenders, as applicable, on demand (a) all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the fees and expenses of Agent's legal counsel, (b) all reasonable costs and expenses incurred by Agent and each Lender in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of each such Person's legal counsel, and (c) all other reasonable costs and expenses incurred by Agent in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by any governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any insurance policy, audit or appraisal in respect of the Collateral.

      SECTION XII.2. INDEMNIFICATION. EACH BORROWER HEREBY INDEMNIFIES AGENT, ISSUING BANK AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS'
FEES) (COLLECTIVELY, "CLAIMS") TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY ANY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS SUBSTANCE LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES

OR ASSETS OF ANY BORROWER OR ANY SUBSIDIARY, (E) ANY ACT OR OMISSION OF AGENT OR ANY LENDER BASED UPON ANY FAX OR ELECTRONIC TRANSMISSION, OR (F) ANY MATTER RELATED TO ANY LETTER OF CREDIT, INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, ANY CLAIM WHICH ARISES AS A RESULT OF THE NEGLIGENCE OF AGENT OR ANY LENDER; PROVIDED, HOWEVER, THAT BORROWERS' INDEMNIFICATION OBLIGATIONS UNDER THIS
SECTION 12.2 SHALL NOT APPLY TO THE EXTENT THAT THE CLAIMS ARISE AS A RESULT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PERSON.

      Section XII.3. LIMITATION OF LIABILITY. Neither Agent, Issuing Bank, any Lender nor any affiliate, officer, director, employee, attorney, or agent of such Person shall have any liability with respect to, and each Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Borrower hereby waives, releases, and agrees not to sue Agent, Issuing Bank, any Lender or any of such Person's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

      Section XII.4. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Agent, Issuing Bank, or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

      Section XII.5. SUCCESSORS AND ASSIGNS. This Agreement is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without prior written consent of Agent.

      Section XII.6. SURVIVAL. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by Agent, Issuing Bank or any Lender or any closing shall affect the representations and warranties or the right of Agent, Issuing Bank or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrowers hereunder, the obligations of Borrowers under Sections 12.1 and
12.2 shall survive repayment of the Notes and termination of the Commitments and the Letters of Credit.

      Section XII.7. AMENDMENTS. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any Note shall in any event be effective unless the same shall be in writing and signed and delivered by Lenders having an aggregate Pro Rata Share of not less than the aggregate Pro Rata Share expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or any Note, by the Majority Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall change the Pro Rata Share of any Lender without the consent of such Lender. No amendment, modification, waiver or consent shall (i) increase the Combined Commitments, (ii) extend the date for payment of any principal of or interest on the Advances or any fees payable hereunder, (iii) reduce the principal amount of any Advance, the rate of interest thereon or any fees payable hereunder, (iv) release any guaranty or all or any substantial part of the collateral granted under the Loan Documents (except that Agent shall be entitled to release any Collateral to the extent the sale or disposition thereof is permitted under this Agreement as in effect on the Closing Date), or (v) reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent without, in each case, the consent of all Lenders. No amendment or modification shall increase a Lender's commitment without such Lender's prior written consent. No provision of Article XII or other provision of this Agreement affecting Agent in its capacity as such shall be amended, modified or waived without the consent of Agent. No provision of this Agreement relating to the rights or duties of the Issuing Bank in its capacity as such shall be amended, modified or waived without the consent of the Issuing Bank.

      Section XII.8. MAXIMUM INTEREST RATE. No provision of this Agreement or of any other Loan Documents shall require the payment or the collection of interest in excess of the maximum permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any other Loan Documents or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither any Borrower nor the sureties, guarantors, successors, or assigns of any Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event Agent, Issuing Bank or any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrowers and Agent, Issuing Bank and Lenders shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

      Section XII.9. NOTICES. All notices and other communications provided for in this Agreement and the other Loan Documents shall be in writing and may be telecopied (faxed), mailed by certified mail return receipt requested, or delivered to the intended recipient at the addresses specified on the signature pages hereof or at such other address as shall be designated by any such party in a notice to the other parties given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy (fax), subject to confirmation of receipt, when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, that notices to Agent pursuant to Article II shall not be effective until received by Agent.

      Section XII.10. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Harris County, Texas and it shall be performable for all purposes in Harris County, Texas. Except as provided in the Arbitration Agreement, any action or proceeding against any Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Harris County, Texas, and each Borrower hereby irrevocably submits to the nonexclusive jurisdiction of such courts and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Each Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its office specified in this Agreement. Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against any Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by any Borrower against Agent or any Lender shall be brought only in a court located in Harris County, Texas.

      Section XII.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section XII.12. SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

      Section XII.13. HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      Section XII.14. NON-APPLICATION OF CHAPTER 346 OF TEXAS FINANCE CODE. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

      Section XII.15. ASSIGNMENTS. Any Lender may, with the prior written consents of Issuing Bank and Agent and (which consents shall not be unreasonably delayed or withheld and, in any event, shall not be required for an assignment by any Lender to one of its Affiliates), at any time assign and delegate to an Eligible Assignee all or any fraction of such Lender's Advances and Commitment in a minimum aggregate amount equal to the lesser of the amount of the assigning Lender's Pro Rata Share of the Combined Commitments and $5,000,000.00; provided that Borrowers and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Eligible Assignee until the date when all of the following conditions shall have been met:

            (a) the assigning Lender and the Eligible Assignee shall have executed and delivered to Borrowers and Agent an Assignment and Acceptance, together with any documents required to be delivered thereunder, which Assignment and Acceptance shall have been accepted by Agent;

            (b) except in the case of an assignment by a Lender to one of its Affiliates, the assigning Lender or the Eligible Assignee shall have paid Agent a processing fee of $3,500; and

            (c) five Business Days (or such lesser period of time as the Agent and the assigning Lender shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Eligible Assignee, shall have been given to Borrowers and Agent by such assigning Lender and the Eligible Assignee.

From and after the date on which the conditions described above have been met,
(x) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Eligible Assignee pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender hereunder and (y) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment and Acceptance, shall be released from its obligations hereunder. Within five Business Days after effectiveness of any assignment and delegation, Borrowers shall execute and deliver to Agent (for delivery to the Eligible Assignee and the assigning Lender, as applicable) a new Note in the principal amount of the Eligible Assignee's Pro Rata Share of the Combined Commitments and, if the assigning Lender has retained a Commitment hereunder, a replacement Note in the principal amount of the Pro Rata Share of the Combined Commitments retained by the assigning Lender (such Note to be in exchange for, but not in payment of, the portion of the predecessor Note not being assigned). Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 12.15 shall be null and void.

      Notwithstanding the foregoing provisions of this Section 12.15 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Commitments and its Note to a Federal Reserve Bank (but no such assignment shall release any Lender from any of its obligations hereunder).

      SECTION XII.16. WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED, BY APPLICABLE LAW, EACH BORROWER, AGENT AND EACH LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWERS AND AGENT OR ANY LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN BORROWER AND AGENT OR ANY LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDERS TO PROVIDE THE FINANCING DESCRIBED IN THIS AGREEMENT.

      SECTION XII.17. ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                BORROWERS:

                                HORIZON OFFSHORE CONTRACTORS, INC.


                                By:
                                   ---------------------------------------------
                                   David W. Sharp
                                   Executive Vice President

                                Address for Notices:
                                2500 CityWest Boulevard, Suite 2200
                                Houston, Texas 77042
                                Fax No.: 713-361-2694


                                HORIZON SUBSEA SERVICES, INC.


                                By:
                                   ---------------------------------------------
                                   David W. Sharp
                                   Executive Vice President

                                Address for Notices:
                                2500 CityWest Boulevard, Suite 2200
                                Houston, Texas 77042
                                Fax No.: 713-361-2694

                               HORIZON VESSELS, INC.


                                By:
                                   ---------------------------------------------
                                   David W. Sharp
                                   Executive Vice President

                                Address for Notices:
                                2500 CityWest Boulevard, Suite 2200
                                Houston, Texas 77042
                                Fax No.: 713-361-2694


                                AGENT:

                                SOUTHWEST BANK OF TEXAS, N.A.


                                By:
                                   ---------------------------------------------
                                   Randall L. Walker
                                   Senior Vice President

                                   Address for Notices:
                                   Five Post Oak Park
                                   4400 Post Oak Parkway
                                   Houston, Texas 77027
                                   Fax No.: 713-232-5925

                                LENDERS:

Commitment: $9,375,000.00       SOUTHWEST BANK OF TEXAS, N.A.


                                By:
                                   ---------------------------------------------
                                   Randall L. Walker
                                   Senior Vice President

                                Address for Notices:
                                Five Post Oak Park
                                4400 Post Oak Parkway
                                Houston, Texas 77027
                                Fax No.: 713-232-5925


Commitment: $6,250,000.00       DRESDNER BANK LATEINAMERIKA AG


                                By:
                                   ---------------------------------------------

                                Name:
                                    -------------------------------------------


                                Title:
                                      ------------------------------------------

                                By:
                                    --------------------------------------------

                                Name:
                                      ------------------------------------------

                                Title:
                                       -----------------------------------------

                                Address for Notices:
                                801 Brickell Avenue
                                Miami, Florida 33131
                                Fax No.: 305-810-4048

Commitment: $6,250,000.00       BANK OF SCOTLAND


                                By:
                                    --------------------------------------------

                                Name:
                                     -------------------------------------------
                                Title:

                                      ------------------------------------------

                                Address for Notices:
                                565 5th Avenue
                                New York, New York 10017
                                Fax No.: 212-557-9460


Commitment: $3,125,000.00       HIBERNIA NATIONAL BANK


                                By:
                                   ---------------------------------------------
                                Name:

                                     -------------------------------------------
                                Title:

                                      ------------------------------------------

                                Address for Notices:
                                313 Carondelet, 10th Floor
                                New Orleans, Louisiana 70130
                                Fax No.: 504-533-5434

                               LIST OF SCHEDULES

            Schedule                                       Item
            --------                                       ----
               6.5                                         Litigation

               6.14                                        Subsidiaries

                                  Schedule 6.5

                                   Litigation

1. HORIZON OFFSHORE CONTRACTORS, INC. VS. SAIBOS CML - further described in letter dated March 13, 2001 from William B. Gibbens, General Counsel of Guarantor to Ann C. Jacobs, counsel to Agent and Lenders.

                                  Schedule 6.14

                                  Subsidiaries

         Subsidiary                                                    Jurisdiction of Organization
         ----------                                                    ----------------------------
         Horizon Offshore Contractors, Ltd.                            Cayman

         Horizon Group L.D.C.                                          Cayman

         Horizon Offshore Nigeria Ltd.                                 Nigeria

         HOC Offshore, S. de R.L. de C.V.                              Mexico

         Tiburon Ingenieria y Construccion, S. de. R.L. de C.V.        Mexico

         Progressive Pipeline Contractors, Inc.                        Delaware - in process of formation

         Affiliated Marine Contractors, Inc.                           Delaware - in process of formation

         Texas Offshore contractors Corp.                              Delaware - in process of formation

                                LIST OF EXHIBITS

          Exhibit                                Document
          -------                                --------

             A                                   Form of Note

             B                                   Security Agreement-Guarantor

             C                                   Security Agreement-Contractors

             D                                   Security Agreement-Subsea

             E                                   Security Agreement-Vessels

             F                                   Guaranty Agreement

             G                                   Advance Request Form

             H                                   Borrowing Base Certificate

             I                                   No Default Certificate

             J                                   Arbitration Agreement

             K                                   Assignment and Acceptance

             M                                   Intercreditor Agreement

                                 PROMISSORY NOTE


$_____________                  Houston, Texas                  March 26, 2001


      FOR VALUE RECEIVED, the undersigned, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation, HORIZON SUBSEA SERVICES, INC., a Delaware corporation and HORIZON VESSELS, INC., a Delaware corporation, jointly and severally (the "Borrowers"), hereby promise to pay to the order of __________________________ (the "Bank"), at the Agent's office located at Five Post Oak Park, 4400 Post Oak Parkway, Houston, Texas 77027 or such other office as may be designated by the Agent, for the account of the Bank, in lawful money of the United States of America and in immediately available funds, the principal amount of _____________________ AND NO/100 DOLLARS ($_______________) or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Bank to the Borrowers under the Loan Agreement referred to below, on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

      This Note is one of the Notes referred to in the Loan Agreement dated as of March 26, 2001, among the Borrowers, the Bank and certain other banks parties thereto and Southwest Bank of Texas, N.A., as Agent for the Bank and certain other banks (such Loan Agreement, as the same may be amended, modified, or supplemented from time to time, is referred to herein as the "Loan Agreement"), which contains the terms and provisions related to Advances made by the Bank thereunder. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments of Advances prior to the maturity of this Note upon the terms and conditions specified in the Loan Agreement. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

      This Note is secured as provided in the Loan Agreement and is entitled to all the benefits of the Loan Agreement and all other Loan Documents.

      Notwithstanding anything to the contrary contained herein, no provision of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither the Borrowers nor the sureties, guarantors, successors or assigns of any Borrower shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to the Borrowers. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrowers and the Bank shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

      THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE IS PERFORMABLE IN HARRIS COUNTY, TEXAS.


                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       --------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       --------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON VESSELS, INC.


                                    By:
                                       --------------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------------

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Security Agreement"), dated as of March 26, 2001, between HORIZON OFFSHORE, INC., a Delaware corporation and its successors and assigns (the "Debtor"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association, together with its successors and assigns, as Agent for the Lenders described below (the "Secured Party").

                                 R E C I T A L S

      WHEREAS, pursuant to that certain Loan Agreement dated the date hereof, as amended, modified or extended from time to time (the "Loan Agreement") among HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea"), HORIZON VESSELS, INC., a Delaware corporation ("Vessels"), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors", and together with Subsea and Vessels, collectively, the "Borrowers"), the financial institutions described therein, as lenders (the "Lenders") and the Secured Party as Agent for the Lenders, the Lenders have agreed to loan to the Debtors up to $25,000,000.00 to provide funds for the repayment of certain secured debt and for working capital purposes;

      WHEREAS, Debtor has entered into that certain Guaranty dated the date hereof (such Guaranty, as it may be amended, is referred to as the "Guaranty Agreement") for the benefit of Secured Party pursuant to which, and subject to the terms and conditions thereof, Debtor has guaranteed to Secured Party the obligations of the Borrowers under the Loan Agreement; and

      WHEREAS, the Lenders require, as a condition to the Loan Agreement, that the Debtor executes and delivers this Security Agreement to the Secured Party as security for its obligations under the Guaranty Agreement.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                             ARTICLE 1 - DEFINITIONS

      Section 1.01. CERTAIN DEFINED TERMS. For purposes of this Security
Agreement:

      (a) "ACCOUNTS" shall mean all of Debtor's present and future accounts, including but not limited to the Earnings, chattel paper, contract rights, documents, instruments, deposit accounts, and any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and necessary in connection with the collection or realization on any of the Accounts.

      (b) "CHARTERS" means any and all charters, bills of lading, and contracts and other engagements of affreightment arising out of or as a result of the ownership, operation and employment by Debtor or its agents of the Vessels.

      (c) "EARNINGS" means: (i) all day rate payments, freights, lease payments, charter hire, and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Debtor, of whatsoever nature, arising out of or as a result of the ownership and operation by the Debtor or its agents of the Vessels, (ii) all moneys and claims for moneys due and to become due to the Debtor and all claims for damages arising out of the breach of any and all present or future leases, charter parties, bills of lading, or other contracts for the operation or use of the Vessels and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Debtor, its successors or assigns, arising out of or in any way connected with any and all present and future requisitions, charter parties, bills of lading or other contracts for the operation or use of the Vessels, (iii) all moneys and claims for money due and to become due to the Debtor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use or title to the Vessels and (iv) all warranties and other rights in respect of the Vessels or materials or items supplied to or furnished in connection with the construction, refurbishment or upgrading of the Vessels.

      (d) "HOLDING ACCOUNT" means the Borrowers' and Debtor's account at Secured Party in which the proceeds of all Charters, all Accounts and all other revenues of the Borrowers and Debtor are to be deposited and which is defined as the Holding Account in the Loan Agreement.

      (e) "VESSELS" shall mean the U.S. flag pipelay barges CAJUN HORIZON, Official No. 620491, AMERICAN HORIZON, Official No. 294383, GULF HORIZON, Official No. 514595, LONE STAR HORIZON, Official No. 285456, and PACIFIC HORIZON, Official No. 537871, the Vanuatu flag pipelay barges PHOENIX HORIZON, Official No. 1037, CANYON HORIZON, Official No. 1093 and PACIFIC HORIZON, Official No. 1100, the Panamanian flag (to be reflagged under Vanuatu flag) vessel PEARL HORIZON, the Bahamas Flag support vessel STEPHANITURM, Official No. 725330, ATLANTIC HORIZON, Official No. 652734, BRAZOS HORIZON, Official No. 1194, and MB100, Official No. 1100, and all pumps, equipment, pipe, machinery, cranes, supplies, parts and other goods of any description whatsoever installed in or affixed to or to be used in connection with the Vessels or acquired for installation on, affixation to, or use in connection with the Vessels.

      Section 1.02. TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Security Agreement without definition are used as defined in the Loan Agreement.

                              ARTICLE 2 - SECURITY

      Section 2.01. THE COLLATERAL. (a) In consideration of the Advances made to the Borrowers pursuant to and evidenced by the Loan Agreement and the Notes, and as security for payment of all amounts due or to be due, under the Guaranty Agreement, the Debtor does hereby sell, assign, transfer and set over unto, and grant a security interest in favor of the Secured Party, and unto the Secured Party's successors and assigns for benefit of the Secured Party's own proper use and benefit, as security for all amounts due and owing under the Guaranty Agreement, all of the Debtor's right, title and interest in and to (i) the Charters, (ii) the Accounts, (iii) the Holding Account, and (iv) any proceeds and products of the foregoing.

      (b) The assets referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

      Section 2.02. FIRST PRIORITY SECURITY INTERESTS; CONTINUED PRIORITY OF SECURITY INTEREST. Debtor represents that the security interest in the Collateral created by this Security Agreement is a first priority security interest and is subject to no lien or encumbrance except Permitted Liens. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby and Permitted Liens.

      Section 2.03. MAINTENANCE OF STATUS OF SECURITY INTEREST. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Lenders and the Secured Party therein and hereunder and of the Lenders and the Secured Party under the Loan Agreement, including but not limited to (1) immediately discharging all security interests, liens, charges, claims and encumbrances ("Liens") on the Collateral other than the security interest and lien created or permitted hereby and Permitted Liens, (2) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interests.

      Section 2.04. EVIDENCE OF STATUS OF SECURITY INTEREST. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted thereby are maintained.

      Section 2.05. AUTHORIZED ACTION. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

      Section 2.06. THE DEBTOR REMAINS OBLIGATED: THE SECURED PARTY NOT OBLIGATED. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral, including, but not limited to the Charters, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Lenders or the Secured Party for any act or omission on the part of the Debtor relating thereto.

      Section 2.07. INTERCREDITOR AGREEMENT. The Secured Party agrees and acknowledges that the security interests granted hereby are subject to the terms of the Intercreditor Agreement dated the date hereof (the "Intercreditor Agreement") between the Secured Party and the CIT Group/Equipment Financing, Inc.

                       ARTICLE 3 - COVENANTS OF THE DEBTOR

      Section 3.01. NOTICE OF ASSIGNMENT. (a) Upon the occurrence and during the continuance of an Event of Default the Debtor, upon demand from the Secured Party, will write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of and Accounts or Charters hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee to remit promptly to the Secured Party at such account or accounts designated in such notice all proceeds of Accounts and Charters hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured Party. The Debtor further covenants that it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents, or other representatives upon the occurrence and continuance of any Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.

      (b) Pursuant to the Loan Agreement and the Holding Account Agreement among the Borrowers and the Secured Party dated as of the date hereof, the Debtor shall instruct all of its customers, account debtors and other parties having business with it to pay all amounts due to the Debtor directly to the Holding Account or the Holding Lock Box.

      (c) If any of the Debtor's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

      Section 3.02. PAYMENT OF INDEBTEDNESS. The Debtor will pay or cause to be paid all amounts due under the Loan Agreement, the Notes and the other Loan Documents and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement, the Notes and the other Loan Documents, express or implied, on its part to be observed, performed or complied with.

      Section 3.03. [Intentionally Omitted]

      Section 3.04. PERFORMANCE OF CONTRACTS. The Debtor will fully perform in all material respects any and all contracts, charters or leases which are, or may be, entered into with respect to the Vessels or which give rise to the Accounts and will promptly notify the Secured Party of any claim by any other party to such contracts, charters or leases of nonperformance thereunder by the Debtor.

      Section 3.05. [Intentionally Omitted]

      Section 3.06. CHIEF EXECUTIVE OFFICE AND NAME. The Debtor shall maintain its chief executive office and principal place of business at 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042 and their present names; PROVIDED, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense (a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party may reasonably request and copies of such financing statements shall have been furnished to the Secured Party and (c) shall have delivered to the Secured Party an opinion of counsel (who may be counsel for the Debtor) confirming that the Secured Party maintains perfected security interests having first priority in the Collateral. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interests in the Collateral after relocation of the Debtor's chief executive office and principal place of business or a change in its name shall be paid by the Debtor.

      Section 3.07. TAXES; COMPLIANCE. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Collateral within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with (i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to any Collateral.

      Section 3.08. LIENS. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any Liens and rights of others (other than Permitted Liens).

      Section 3.09. NOTICE OF REQUISITION. Upon the event of a requisition or title to or use of any of the Vessels by any governmental authority or person acting under the color thereof, the Debtor shall promptly furnish notice thereof (providing full particulars) to the Secured Party.

      Section 3.10. INFORMATION. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

                          ARTICLE 4 - EVENT OF DEFAULT

      Section 4.01. EVENT OF DEFAULT. Event of Default hereunder shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      Section 4.02. APPLICATION OF PROCEEDS. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

      FIRST: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, reasonable attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

      SECOND: To the payment of the amounts outstanding under the Loan Agreement, the Notes and this Security Agreement including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

      THIRD: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

      Section 4.03. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and, subject to the terms of the Intercreditor Agreement, the Secured Party shall have the right to:

      (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Borrowers under the Loan Agreement and the Notes are due and payable immediately, the same shall become and be immediately due and payable.

      (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

      (iii) Collect, recover, compromise and give a good discharge for any and all moneys and claims for moneys then outstanding or thereafter arising under the Insurances and permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

      (iv) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

      (v) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand or performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall beheld and applied by the Secured Party in the manner provided for in Section 4.02 hereof. The Debtor agrees that any sale made in accordance with the provisions of this Section 4.03 shall be deemed made in a commercially reasonable manner insofar as it is concerned.

      (vi) Exercise all other rights under this Security Agreement, or any other Loan Document.

      (vii) If an Event of Default shall have occurred and be continuing hereunder, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, to enforce its rights concerning the Collateral and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Collateral granted herein.

      Section 4.04. POWER OF SALE. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement of payment for the property purchased, to use and apply the obligations of the Debtor under the Loan Agreement and the Notes in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

      Section 4.05. POWER OF ATTORNEY - SALE. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if any when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

      Section 4.06. SECURED PARTY TO DISCHARGE LIENS. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

      Section 4.07. PAYMENT OF EXPENSES. The Debtor covenants that upon the happening and during the continuance of any Event of Default, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under the Loan Agreement and the Notes; and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party for the benefit of the Secured Party under this
Section 4.07 shall be applied in accordance with the provisions of Section 4.02 above.

      Section 4.08. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan Agreement and the Notes, prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be in acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Notes maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Defaults or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

      Section 4.09. CURE OF DEFAULTS. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the Default Rate, then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

      Section 4.10. DISCONTINUANCE OF PROCEEDINGS. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                            ARTICLE 5 - MISCELLANEOUS

      Section 5.01. CONTRACTS. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party and the Lenders shall have no obligation or liability under any contract giving rise to the Accounts, any Charter or other lease or contract concerning the use or operation of the Vessels by reason of or arising out of this Security Agreement nor shall the Secured Party or any Lender be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any contract concerning the use or operation of the Vessels or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

      Section 5.02. POWER OF ATTORNEY. Subject to the terms of the Intercreditor Agreement, the Debtor does hereby constitute the Secured Party, its successors and assigns the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

      Section 5.03. IRREVOCABILITY. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

      Section 5.04. FURTHER DOCUMENTS. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

      Section 5.05. NOTICES. All notices or other communications which are required to be made hereunder shall be made in the manner and to the addresses for the Debtor and the Secured Party provided in Section 12.9 of the Loan Agreement.

      Section 5.06. APPLICABLE LAW VENUE; SERVICE OF PROCESS. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Security Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. The venue of, and provisions regarding service of process in connection with any action or proceeding hereunder shall be determined as provided in the Loan Agreement.

      Section 5.07. SEVERABILITY OF PROVISIONS. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      Section 5.08. OBLIGATIONS ABSOLUTE. The obligations of Debtor under this Security Agreement shall be absolute and unconditional and, except upon payment and performance of the Obligations in full, shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations. Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Security Agreement.

      Section 5.09. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.

                                    HORIZON OFFSHORE, INC.

                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President


                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:
                                       ---------------------------------
                                          Randall L. Walker
                                          Senior Vice President

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Security Agreement"), dated as of March 26, 2001, between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation and its successors and assigns (the "Debtor"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association, together with its successors and assigns, as Agent for the Lenders described below (the "Secured Party").

                                 R E C I T A L S

      WHEREAS, pursuant to that certain Loan Agreement dated the date hereof, as amended, modified or extended from time to time (the "Loan Agreement") among the Debtor, HORIZON VESSELS, INC., a Delaware corporation ("Vessels"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea", and together with Debtor and Vessels, collectively, the "Borrowers"), the financial institutions described therein, as lenders (the "Lenders") and the Secured Party as Agent for the Lenders, the Lenders have agreed to loan to the Debtors up to $25,000,000.00 to provide funds for the repayment of certain secured debt and for working capital purposes;

      WHEREAS, HORIZON OFFSHORE, INC., a Delaware corporation ("Guarantor") has entered into that certain Guaranty dated the date hereof for the benefit of Secured Party pursuant to which, and subject to the terms and conditions thereof, Guarantor has guaranteed to Secured Party the obligations of the Borrowers under the Loan Agreement; and

      WHEREAS, the Lenders require, as a condition to the Loan Agreement, that the Debtor executes and delivers this Security Agreement to the Secured Party as security for its obligations under the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                             ARTICLE 1 - DEFINITIONS

      Section 1.01. CERTAIN DEFINED TERMS. For purposes of this Security
Agreement:

      (a) "ACCOUNTS" shall mean all of Debtor's present and future accounts, including but not limited to the Earnings, chattel paper, contract rights, documents, instruments, deposit accounts, and any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and necessary in connection with the collection or realization on any of the Accounts.

      (b) "CHARTERS" means any and all charters, bills of lading, and contracts and other engagements of affreightment arising out of or as a result of the ownership, operation and employment by Debtor or its agents of the Vessels.

      (c) "EARNINGS" means: (i) all day rate payments, freights, lease payments, charter hire, and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Debtor, of whatsoever nature, arising out of or as a result of the ownership and operation by the Debtor or its agents of the Vessels, (ii) all moneys and claims for moneys due and to become due to the Debtor and all claims for damages arising out of the breach of any and all present or future leases, charter parties, bills of lading, or other contracts for the operation or use of the Vessels and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Debtor, its successors or assigns, arising out of or in any way connected with any and all present and future requisitions, charter parties, bills of lading or other contracts for the operation or use of the Vessels, (iii) all moneys and claims for money due and to become due to the Debtor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use or title to the Vessels and (iv) all warranties and other rights in respect of the Vessels or materials or items supplied to or furnished in connection with the construction, refurbishment or upgrading of the Vessels.

      (d) "HOLDING ACCOUNT" means the Borrowers' and Guarantor's account at Secured Party in which the proceeds of all Charters, all Accounts and all other revenues of the Borrowers and Guarantor are to be deposited and which is defined as the Holding Account in the Loan Agreement.

      (e) "VESSELS" shall mean the U.S. flag pipelay barges CAJUN HORIZON, Official No. 620491, AMERICAN HORIZON, Official No. 294383, GULF HORIZON, Official No. 514595, LONE STAR HORIZON, Official No. 285456, and PACIFIC HORIZON, Official No. 537871, the Vanuatu flag pipelay barges PHOENIX HORIZON, Official No. 1037, CANYON HORIZON, Official No. 1093 and PACIFIC HORIZON, Official No. 1100, the Panamanian flag (to be reflagged under Vanuatu flag) vessel PEARL HORIZON, the Bahamas Flag support vessel STEPHANITURM, Official No. 725330, ATLANTIC HORIZON, Official No. 652734, BRAZOS HORIZON, Official No. 1194, and MB100, Official No. 1100, and all pumps, equipment, pipe, machinery, cranes, supplies, parts and other goods of any description whatsoever installed in or affixed to or to be used in connection with the Vessels or acquired for installation on, affixation to, or use in connection with the Vessels.

      Section 1.02. TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Security Agreement without definition are used as defined in the Loan Agreement.

                              ARTICLE 2 - SECURITY

      Section 2.01. THE COLLATERAL. (a) In consideration of the Advances made pursuant to and evidenced by the Loan Agreement and the Notes, and as security for payment of all amounts due or to be due thereunder and hereunder, including, without limitation, the Obligations, the Debtor does hereby sell, assign, transfer and set over unto, and grant a security interest in favor of the Secured Party, and unto the Secured Party's successors and assigns for benefit of the Secured Party's own proper use and benefit, as security for all amounts due and owing under the Loan Agreement and the Notes, now or in the future, and including but not limited to any future advances under the Loan Agreement, all of the Debtor's right, title and interest in and to (i) the Charters, (ii) the Accounts, (iii) the Holding Account, and (iv) any proceeds and products of the foregoing.

      (b) The assets referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

      Section 2.02. FIRST PRIORITY SECURITY INTERESTS; CONTINUED PRIORITY OF SECURITY INTEREST. Debtor represents that the security interest in the Collateral created by this Security Agreement is a first priority security interest and is subject to no lien or encumbrance except Permitted Liens. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby and Permitted Liens.

      Section 2.03. MAINTENANCE OF STATUS OF SECURITY INTEREST. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Lenders and the Secured Party therein and hereunder and of the Lenders and the Secured Party under the Loan Agreement, including but not limited to (1) immediately discharging all security interests, liens, charges, claims and encumbrances ("Liens") on the Collateral other than the security interest and lien created or permitted hereby and Permitted Liens, (2) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interests.

      Section 2.04. EVIDENCE OF STATUS OF SECURITY INTEREST. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted thereby are maintained.

      Section 2.05. AUTHORIZED ACTION. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

      Section 2.06. THE DEBTOR REMAINS OBLIGATED: THE SECURED PARTY NOT OBLIGATED. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral, including, but not limited to the Charters, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Lenders or the Secured Party for any act or omission on the part of the Debtor relating thereto.

      Section 2.07. INTERCREDITOR AGREEMENT. The Secured Party agrees and acknowledges that the security interests granted hereby are subject to the terms of the Intercreditor Agreement dated the date hereof (the "Intercreditor Agreement") between the Secured Party and the CIT Group/Equipment Financing, Inc.

                       ARTICLE 3 - COVENANTS OF THE DEBTOR

      Section 3.01. NOTICE OF ASSIGNMENT. (a) Upon the occurrence and during the continuance of an Event of Default the Debtor, upon demand from the Secured Party, will write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of and Accounts or Charters hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee to remit promptly to the Secured Party at such account or accounts designated in such notice all proceeds of Accounts and Charters hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured Party. The Debtor further covenants that it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents, or other representatives upon the occurrence and continuance of any Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.

      (b) Pursuant to the Loan Agreement and the Holding Account Agreement among the Borrowers and the Secured Party dated as of the date hereof, the Debtor shall instruct all of its customers, account debtors and other parties having business with it to pay all amounts due to the Debtor directly to the Holding Account or the Holding Lock Box.

      (c) If any of the Debtor's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

      Section 3.02. PAYMENT OF INDEBTEDNESS. The Debtor will pay or cause to be paid all amounts due under the Loan Agreement, the Notes and the other Loan Documents and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement, the Notes and the other Loan Documents, express or implied, on its part to be observed, performed or complied with.

      Section 3.03. [Intentionally Omitted]

      Section 3.04. PERFORMANCE OF CONTRACTS. The Debtor will fully perform in all material respects any and all contracts, charters or leases which are, or may be, entered into with respect to the Vessels or which give rise to the Accounts and will promptly notify the Secured Party of any claim by any other party to such contracts, charters or leases of nonperformance thereunder by the Debtor.

      Section 3.05. [Intentionally Omitted]

      Section 3.06. CHIEF EXECUTIVE OFFICE AND NAME. The Debtor shall maintain its chief executive office and principal place of business at 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042 and their present names; PROVIDED, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense (a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party may reasonably request and copies of such financing statements shall have been furnished to the Secured Party and (c) shall have delivered to the Secured Party an opinion of counsel (who may be counsel for the Debtor) confirming that the Secured Party maintains perfected security interests having first priority in the Collateral. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interests in the Collateral after relocation of the Debtor's chief executive office and principal place of business or a change in its name shall be paid by the Debtor.

      Section 3.07. TAXES; COMPLIANCE. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Collateral within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with (i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to any Collateral.

      Section 3.08. LIENS. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any Liens and rights of others (other than Permitted Liens).

      Section 3.09. NOTICE OF REQUISITION. Upon the event of a requisition or title to or use of any of the Vessels by any governmental authority or person acting under the color thereof, the Debtor shall promptly furnish notice thereof (providing full particulars) to the Secured Party.

      Section 3.10. INFORMATION. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

                          ARTICLE 4 - EVENT OF DEFAULT

      Section 4.01. EVENT OF DEFAULT. Event of Default hereunder shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      Section 4.02. APPLICATION OF PROCEEDS. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

      FIRST: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, reasonable attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

      SECOND: To the payment of the amounts outstanding under the Loan Agreement, the Notes and this Security Agreement including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

      THIRD: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

      Section 4.03. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and, subject to the terms of the Intercreditor Agreement, the Secured Party shall have the right to:

      (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Borrowers under the Loan Agreement and the Notes are due and payable immediately, the same shall become and be immediately due and payable.

      (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

      (iii) Collect, recover, compromise and give a good discharge for any and all moneys and claims for moneys then outstanding or thereafter arising under the Insurances and permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

      (iv) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

      (v) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand or performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall beheld and applied by the Secured Party in the manner provided for in Section 4.02 hereof. The Debtor agrees that any sale made in accordance with the provisions of this Section 4.03 shall be deemed made in a commercially reasonable manner insofar as it is concerned.

      (vi) Exercise all other rights under this Security Agreement, or any other Loan Document.

      (vii) If an Event of Default shall have occurred and be continuing hereunder, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, to enforce its rights concerning the Collateral and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Collateral granted herein.

      Section 4.04. POWER OF SALE. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement of payment for the property purchased, to use and apply the obligations of the Debtor under the Loan Agreement and the Notes in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

      Section 4.05. POWER OF ATTORNEY - SALE. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if any when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

      Section 4.06. SECURED PARTY TO DISCHARGE LIENS. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

      Section 4.07. PAYMENT OF EXPENSES. The Debtor covenants that upon the happening and during the continuance of any Event of Default, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under the Loan Agreement and the Notes; and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party for the benefit of the Secured Party under this
Section 4.07 shall be applied in accordance with the provisions of Section 4.02 above.

      Section 4.08. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan Agreement and the Notes, prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be in acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Notes maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Defaults or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

      Section 4.09. CURE OF DEFAULTS. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the Default Rate, then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

      Section 4.10. DISCONTINUANCE OF PROCEEDINGS. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                            ARTICLE 5 - MISCELLANEOUS

      Section 5.01. CONTRACTS. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party and the Lenders shall have no obligation or liability under any contract giving rise to the Accounts, any Charter or other lease or contract concerning the use or operation of the Vessels by reason of or arising out of this Security Agreement nor shall the Secured Party or any Lender be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any contract concerning the use or operation of the Vessels or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

      Section 5.02. POWER OF ATTORNEY. Subject to the terms of the Intercreditor Agreement, the Debtor does hereby constitute the Secured Party, its successors and assigns the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

      Section 5.03. IRREVOCABILITY. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

      Section 5.04. FURTHER DOCUMENTS. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

      Section 5.05. NOTICES. All notices or other communications which are required to be made hereunder shall be made in the manner and to the addresses for the Debtor and the Secured Party provided in Section 12.9 of the Loan Agreement.

      Section 5.06. APPLICABLE LAW VENUE; SERVICE OF PROCESS. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Security Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. The venue of, and provisions regarding service of process in connection with any action or proceeding hereunder shall be determined as provided in the Loan Agreement.

      Section 5.07. SEVERABILITY OF PROVISIONS. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      Section 5.08. OBLIGATIONS ABSOLUTE. The obligations of Debtor under this Security Agreement shall be absolute and unconditional and, except upon payment and performance of the Obligations in full, shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations. Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Security Agreement.

      Section 5.09. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.

                                    HORIZON OFFSHORE CONTRACTORS, INC.

                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President


                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:
                                       ---------------------------------
                                          Randall L. Walker
                                          Senior Vice President

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Security Agreement"), dated as of March 26, 2001, between HORIZON SUBSEA SERVICES, INC., a Delaware corporation and its successors and assigns (the "Debtor"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association, together with its successors and assigns, as Agent for the Lenders described below (the "Secured Party").

                                 R E C I T A L S

      WHEREAS, pursuant to that certain Loan Agreement dated the date hereof, as amended, modified or extended from time to time (the "Loan Agreement") among the Debtor, HORIZON VESSELS, INC., a Delaware corporation ("Vessels"), HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors", and together with Debtor and Vessels, collectively, the "Borrowers"), the financial institutions described therein, as lenders (the "Lenders") and the Secured Party as Agent for the Lenders, the Lenders have agreed to loan to the Debtors up to $25,000,000.00 to provide funds for the repayment of certain secured debt and for working capital purposes;

      WHEREAS, HORIZON OFFSHORE, INC., a Delaware corporation ("Guarantor") has entered into that certain Guaranty dated the date hereof for the benefit of Secured Party pursuant to which, and subject to the terms and conditions thereof, Guarantor has guaranteed to Secured Party the obligations of the Borrowers under the Loan Agreement; and

      WHEREAS, the Lenders require, as a condition to the Loan Agreement, that the Debtor executes and delivers this Security Agreement to the Secured Party as security for its obligations under the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                             ARTICLE 1 - DEFINITIONS

      Section 1.01. CERTAIN DEFINED TERMS. For purposes of this Security
Agreement:

      (a) "ACCOUNTS" shall mean all of Debtor's present and future accounts, including but not limited to the Earnings, chattel paper, contract rights, documents, instruments, deposit accounts, and any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and necessary in connection with the collection or realization on any of the Accounts.

      (b) "CHARTERS" means any and all charters, bills of lading, and contracts and other engagements of affreightment arising out of or as a result of the ownership, operation and employment by Debtor or its agents of the Vessels.

      (c) "EARNINGS" means: (i) all day rate payments, freights, lease payments, charter hire, and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Debtor, of whatsoever nature, arising out of or as a result of the ownership and operation by the Debtor or its agents of the Vessels, (ii) all moneys and claims for moneys due and to become due to the Debtor and all claims for damages arising out of the breach of any and all present or future leases, charter parties, bills of lading, or other contracts for the operation or use of the Vessels and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Debtor, its successors or assigns, arising out of or in any way connected with any and all present and future requisitions, charter parties, bills of lading or other contracts for the operation or use of the Vessels, (iii) all moneys and claims for money due and to become due to the Debtor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use or title to the Vessels and (iv) all warranties and other rights in respect of the Vessels or materials or items supplied to or furnished in connection with the construction, refurbishment or upgrading of the Vessels.

      (d) "HOLDING ACCOUNT" means the Borrowers' and Guarantor's account at Secured Party in which the proceeds of all Charters, all Accounts and all other revenues of the Borrowers and Guarantor are to be deposited and which is defined as the Holding Account in the Loan Agreement.

      (e) "VESSELS" shall mean the U.S. flag pipelay barges CAJUN HORIZON, Official No. 620491, AMERICAN HORIZON, Official No. 294383, GULF HORIZON, Official No. 514595, LONE STAR HORIZON, Official No. 285456, and PACIFIC HORIZON, Official No. 537871, the Vanuatu flag pipelay barges PHOENIX HORIZON, Official No. 1037, CANYON HORIZON, Official No. 1093 and PACIFIC HORIZON, Official No. 1100, the Panamanian flag (to be reflagged under Vanuatu flag) vessel PEARL HORIZON, the Bahamas Flag support vessel STEPHANITURM, Official No. 725330, ATLANTIC HORIZON, Official No. 652734, BRAZOS HORIZON, Official No. 1194, and MB100, Official No. 1100, and all pumps, equipment, pipe, machinery, cranes, supplies, parts and other goods of any description whatsoever installed in or affixed to or to be used in connection with the Vessels or acquired for installation on, affixation to, or use in connection with the Vessels.

      Section 1.02. TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Security Agreement without definition are used as defined in the Loan Agreement.

                              ARTICLE 2 - SECURITY

      Section 2.01. THE COLLATERAL. (a) In consideration of the Advances made pursuant to and evidenced by the Loan Agreement and the Notes, and as security for payment of all amounts due or to be due thereunder and hereunder, including, without limitation, the Obligations, the Debtor does hereby sell, assign, transfer and set over unto, and grant a security interest in favor of the Secured Party, and unto the Secured Party's successors and assigns for benefit of the Secured Party's own proper use and benefit, as security for all amounts due and owing under the Loan Agreement and the Notes, now or in the future, and including but not limited to any future advances under the Loan Agreement, all of the Debtor's right, title and interest in and to (i) the Charters, (ii) the Accounts, (iii) the Holding Account, and (iv) any proceeds and products of the foregoing.

      (b) The assets referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

      Section 2.02. FIRST PRIORITY SECURITY INTERESTS; CONTINUED PRIORITY OF SECURITY INTEREST. Debtor represents that the security interest in the Collateral created by this Security Agreement is a first priority security interest and is subject to no lien or encumbrance except Permitted Liens. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby and Permitted Liens.

      Section 2.03. MAINTENANCE OF STATUS OF SECURITY INTEREST. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Lenders and the Secured Party therein and hereunder and of the Lenders and the Secured Party under the Loan Agreement, including but not limited to (1) immediately discharging all security interests, liens, charges, claims and encumbrances ("Liens") on the Collateral other than the security interest and lien created or permitted hereby and Permitted Liens, (2) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interests.

      Section 2.04. EVIDENCE OF STATUS OF SECURITY INTEREST. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted thereby are maintained.

      Section 2.05. AUTHORIZED ACTION. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

      Section 2.06. THE DEBTOR REMAINS OBLIGATED: THE SECURED PARTY NOT OBLIGATED. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral, including, but not limited to the Charters, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Lenders or the Secured Party for any act or omission on the part of the Debtor relating thereto.

      Section 2.07. INTERCREDITOR AGREEMENT. The Secured Party agrees and acknowledges that the security interests granted hereby are subject to the terms of the Intercreditor Agreement dated the date hereof (the "Intercreditor Agreement") between the Secured Party and the CIT Group/Equipment Financing, Inc.

                       ARTICLE 3 - COVENANTS OF THE DEBTOR

      Section 3.01. NOTICE OF ASSIGNMENT. (a) Upon the occurrence and during the continuance of an Event of Default the Debtor, upon demand from the Secured Party, will write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of and Accounts or Charters hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee to remit promptly to the Secured Party at such account or accounts designated in such notice all proceeds of Accounts and Charters hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured Party. The Debtor further covenants that it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents, or other representatives upon the occurrence and continuance of any Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.

      (b) Pursuant to the Loan Agreement and the Holding Account Agreement among the Borrowers and the Secured Party dated as of the date hereof, the Debtor shall instruct all of its customers, account debtors and other parties having business with it to pay all amounts due to the Debtor directly to the Holding Account or the Holding Lock Box.

      (c) If any of the Debtor's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

      Section 3.02. PAYMENT OF INDEBTEDNESS. The Debtor will pay or cause to be paid all amounts due under the Loan Agreement, the Notes and the other Loan Documents and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement, the Notes and the other Loan Documents, express or implied, on its part to be observed, performed or complied with.

      Section 3.03. [Intentionally Omitted]

      Section 3.04. PERFORMANCE OF CONTRACTS. The Debtor will fully perform in all material respects any and all contracts, charters or leases which are, or may be, entered into with respect to the Vessels or which give rise to the Accounts and will promptly notify the Secured Party of any claim by any other party to such contracts, charters or leases of nonperformance thereunder by the Debtor.

      Section 3.05. [Intentionally Omitted]

      Section 3.06. CHIEF EXECUTIVE OFFICE AND NAME. The Debtor shall maintain its chief executive office and principal place of business at 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042 and their present names; PROVIDED, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense (a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party may reasonably request and copies of such financing statements shall have been furnished to the Secured Party and (c) shall have delivered to the Secured Party an opinion of counsel (who may be counsel for the Debtor) confirming that the Secured Party maintains perfected security interests having first priority in the Collateral. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interests in the Collateral after relocation of the Debtor's chief executive office and principal place of business or a change in its name shall be paid by the Debtor.

      Section 3.07. TAXES; COMPLIANCE. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Collateral within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with (i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to any Collateral.

      Section 3.08. LIENS. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any Liens and rights of others (other than Permitted Liens).

      Section 3.09. NOTICE OF REQUISITION. Upon the event of a requisition or title to or use of any of the Vessels by any governmental authority or person acting under the color thereof, the Debtor shall promptly furnish notice thereof (providing full particulars) to the Secured Party.

      Section 3.10. INFORMATION. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

                          ARTICLE 4 - EVENT OF DEFAULT

      Section 4.01. EVENT OF DEFAULT. Event of Default hereunder shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      Section 4.02. APPLICATION OF PROCEEDS. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

      FIRST: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, reasonable attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

      SECOND: To the payment of the amounts outstanding under the Loan Agreement, the Notes and this Security Agreement including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

      THIRD: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

      Section 4.03. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and, subject to the terms of the Intercreditor Agreement, the Secured Party shall have the right to:

      (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Borrowers under the Loan Agreement and the Notes are due and payable immediately, the same shall become and be immediately due and payable.

      (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

      (iii) Collect, recover, compromise and give a good discharge for any and all moneys and claims for moneys then outstanding or thereafter arising under the Insurances and permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

      (iv) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

      (v) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand or performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall beheld and applied by the Secured Party in the manner provided for in Section 4.02 hereof. The Debtor agrees that any sale made in accordance with the provisions of this Section 4.03 shall be deemed made in a commercially reasonable manner insofar as it is concerned.

      (vi) Exercise all other rights under this Security Agreement, or any other Loan Document.

      (vii) If an Event of Default shall have occurred and be continuing hereunder, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, to enforce its rights concerning the Collateral and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Collateral granted herein.

      Section 4.04. POWER OF SALE. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement of payment for the property purchased, to use and apply the obligations of the Debtor under the Loan Agreement and the Notes in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

      Section 4.05. POWER OF ATTORNEY - SALE. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if any when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

      Section 4.06. SECURED PARTY TO DISCHARGE LIENS. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

      Section 4.07. PAYMENT OF EXPENSES. The Debtor covenants that upon the happening and during the continuance of any Event of Default, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under the Loan Agreement and the Notes; and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party for the benefit of the Secured Party under this
Section 4.07 shall be applied in accordance with the provisions of Section 4.02 above.

      Section 4.08. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan Agreement and the Notes, prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be in acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Notes maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Defaults or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

      Section 4.09. CURE OF DEFAULTS. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the Default Rate, then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

      Section 4.10. DISCONTINUANCE OF PROCEEDINGS. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                            ARTICLE 5 - MISCELLANEOUS

      Section 5.01. CONTRACTS. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party and the Lenders shall have no obligation or liability under any contract giving rise to the Accounts, any Charter or other lease or contract concerning the use or operation of the Vessels by reason of or arising out of this Security Agreement nor shall the Secured Party or any Lender be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any contract concerning the use or operation of the Vessels or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

      Section 5.02. POWER OF ATTORNEY. Subject to the terms of the Intercreditor Agreement, the Debtor does hereby constitute the Secured Party, its successors and assigns the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

      Section 5.03. IRREVOCABILITY. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

      Section 5.04. FURTHER DOCUMENTS. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

      Section 5.05. NOTICES. All notices or other communications which are required to be made hereunder shall be made in the manner and to the addresses for the Debtor and the Secured Party provided in Section 12.9 of the Loan Agreement.

      Section 5.06. APPLICABLE LAW VENUE; SERVICE OF PROCESS. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Security Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. The venue of, and provisions regarding service of process in connection with any action or proceeding hereunder shall be determined as provided in the Loan Agreement.

      Section 5.07. SEVERABILITY OF PROVISIONS. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      Section 5.08. OBLIGATIONS ABSOLUTE. The obligations of Debtor under this Security Agreement shall be absolute and unconditional and, except upon payment and performance of the Obligations in full, shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations. Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Security Agreement.

      Section 5.09. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.

                                    HORIZON SUBSEA SERVICES, INC.

                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President

                                    SOUTHWEST BANK OF TEXAS, N.A.

                                    By:
                                       ---------------------------------
                                          Randall L. Walker
                                          Senior Vice President

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Security Agreement"), dated as of March 26, 2001, between HORIZON VESSELS, INC., a Delaware corporation and its successors and assigns (the "Debtor"), SOUTHWEST BANK OF TEXAS, N.A., a national banking association, together with its successors and assigns, as Agent for the Lenders described below (the "Secured Party").

                                 R E C I T A L S

      WHEREAS, pursuant to that certain Loan Agreement dated the date hereof, as amended, modified or extended from time to time (the "Loan Agreement") among the Debtor, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea", and together with Debtor and Contractors, collectively, the "Borrowers"), the financial institutions described therein, as lenders (the "Lenders") and the Secured Party as Agent for the Lenders, the Lenders have agreed to loan to the Debtors up to $25,000,000.00 to provide funds for the repayment of certain secured debt and for working capital purposes;

      WHEREAS, HORIZON OFFSHORE, INC., a Delaware corporation ("Guarantor") has entered into that certain Guaranty dated the date hereof for the benefit of Secured Party pursuant to which, and subject to the terms and conditions thereof, Guarantor has guaranteed to Secured Party the obligations of the Borrowers under the Loan Agreement; and

      WHEREAS, the Lenders require, as a condition to the Loan Agreement, that the Debtor executes and delivers this Security Agreement to the Secured Party as security for its obligations under the Loan Agreement.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree and covenant as follows:

                             ARTICLE 1 - DEFINITIONS

      Section 1.01. CERTAIN DEFINED TERMS. For purposes of this Security
Agreement:

      (a) "ACCOUNTS" shall mean all of Debtor's present and future accounts, including but not limited to the Earnings, chattel paper, contract rights, documents, instruments, deposit accounts, and any and all books of account, customer lists and other records relating in any way to the foregoing (including, without limitation, computer software, whether on tape, disk, card, strip, cartridge or any other form), and necessary in connection with the collection or realization on any of the Accounts.

      (b) "CHARTERS" means any and all charters, bills of lading, and contracts and other engagements of affreightment arising out of or as a result of the ownership, operation and employment by Debtor or its agents of the Vessels.

      (c) "EARNINGS" means: (i) all day rate payments, freights, lease payments, charter hire, and any other moneys earned and to be earned, due or to become due or paid or payable to, or for the account of the Debtor, of whatsoever nature, arising out of or as a result of the ownership and operation by the Debtor or its agents of the Vessels, (ii) all moneys and claims for moneys due and to become due to the Debtor and all claims for damages arising out of the breach of any and all present or future leases, charter parties, bills of lading, or other contracts for the operation or use of the Vessels and to any and all claims and causes of action for money, loss or damages that may accrue or belong to the Debtor, its successors or assigns, arising out of or in any way connected with any and all present and future requisitions, charter parties, bills of lading or other contracts for the operation or use of the Vessels, (iii) all moneys and claims for money due and to become due to the Debtor, and all claims for damages in respect of the actual or constructive total loss of or requisition of use or title to the Vessels and (iv) all warranties and other rights in respect of the Vessels or materials or items supplied to or furnished in connection with the construction, refurbishment or upgrading of the Vessels.

      (d) "HOLDING ACCOUNT" means the Borrowers' and Guarantor's account at Secured Party in which the proceeds of all Charters, all Accounts and all other revenues of the Borrowers and Guarantor are to be deposited and which is defined as the Holding Account in the Loan Agreement.

      (e) "VESSELS" shall mean the U.S. flag pipelay barges CAJUN HORIZON, Official No. 620491, AMERICAN HORIZON, Official No. 294383, GULF HORIZON, Official No. 514595, LONE STAR HORIZON, Official No. 285456, and PACIFIC HORIZON, Official No. 537871, the Vanuatu flag pipelay barges PHOENIX HORIZON, Official No. 1037, CANYON HORIZON, Official No. 1093 and PACIFIC HORIZON, Official No. 1100, the Panamanian flag (to be reflagged under Vanuatu flag) vessel PEARL HORIZON, the Bahamas Flag support vessel STEPHANITURM, Official No. 725330, ATLANTIC HORIZON, Official No. 652734, BRAZOS HORIZON, Official No. 1194, and MB100, Official No. 1100, and all pumps, equipment, pipe, machinery, cranes, supplies, parts and other goods of any description whatsoever installed in or affixed to or to be used in connection with the Vessels or acquired for installation on, affixation to, or use in connection with the Vessels.

      Section 1.02. TERMS DEFINED IN LOAN AGREEMENT. All capitalized terms used in this Security Agreement without definition are used as defined in the Loan Agreement.

                              ARTICLE 2 - SECURITY

      Section 2.01. THE COLLATERAL. (a) In consideration of the Advances made pursuant to and evidenced by the Loan Agreement and the Notes, and as security for payment of all amounts due or to be due thereunder and hereunder, including, without limitation, the Obligations, the Debtor does hereby sell, assign, transfer and set over unto, and grant a security interest in favor of the Secured Party, and unto the Secured Party's successors and assigns for benefit of the Secured Party's own proper use and benefit, as security for all amounts due and owing under the Loan Agreement and the Notes, now or in the future, and including but not limited to any future advances under the Loan Agreement, all of the Debtor's right, title and interest in and to (i) the Charters, (ii) the Accounts, (iii) the Holding Account, and (iv) any proceeds and products of the foregoing.

      (b) The assets referred to in this Section 2.01 are collectively referred to herein as the "Collateral".

      Section 2.02. FIRST PRIORITY SECURITY INTERESTS; CONTINUED PRIORITY OF SECURITY INTEREST. Debtor represents that the security interest in the Collateral created by this Security Agreement is a first priority security interest and is subject to no lien or encumbrance except Permitted Liens. The Debtor agrees that it will not, without the prior written consent of the Secured Party, create or suffer to exist any lien or security interest upon or in the Collateral or any part thereof other than the lien and security interests created hereby and Permitted Liens.

      Section 2.03. MAINTENANCE OF STATUS OF SECURITY INTEREST. The Debtor shall take all action that may be necessary or desirable, or that the Secured Party reasonably may request, so as at all times (a) to grant and perfect the security interest in the Collateral intended to be granted hereby and to maintain the validity, enforceability, perfection and priority of the security interest in the Collateral, (b) to protect or preserve the security interest created by this Security Agreement and (c) to protect, preserve, exercise or enforce the rights of the Lenders and the Secured Party therein and hereunder and of the Lenders and the Secured Party under the Loan Agreement, including but not limited to (1) immediately discharging all security interests, liens, charges, claims and encumbrances ("Liens") on the Collateral other than the security interest and lien created or permitted hereby and Permitted Liens, (2) executing and delivering Uniform Commercial Code financing statements, continuation statements, notices, instructions and assignments, in each case in form and substance reasonably satisfactory to the Secured Party and not inconsistent with the terms hereof. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the security interest in the Collateral and shall cause its financial statements to reflect such security interests.

      Section 2.04. EVIDENCE OF STATUS OF SECURITY INTEREST. The Debtor shall from time to time upon request of the Secured Party promptly deliver to the Secured Party such file search reports from such Uniform Commercial Code and other filing and recording offices as may be applicable from time to time as the Secured Party may reasonably designate in order to establish that the perfection and priority of the interest granted thereby are maintained.

      Section 2.05. AUTHORIZED ACTION. The Secured Party is hereby authorized to file one or more financing or continuation statements (including statements of assignment and renewals thereof) or amendments thereto without the signature of, or in the name of, the Debtor. A carbon, photographic or other reproduction of this Security Agreement or of any financing statement filed in connection with this Security Agreement shall be sufficient as a financing statement.

      Section 2.06. THE DEBTOR REMAINS OBLIGATED: THE SECURED PARTY NOT OBLIGATED. The grant by the Debtor to the Secured Party of the security interest granted hereby shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed, or from any liability to any person, under or in respect of any of the Collateral, including, but not limited to the Charters, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed or impose any liability on the Lenders or the Secured Party for any act or omission on the part of the Debtor relating thereto.

      Section 2.07. INTERCREDITOR AGREEMENT. The Secured Party agrees and acknowledges that the security interests granted hereby are subject to the terms of the Intercreditor Agreement dated the date hereof (the "Intercreditor Agreement") between the Secured Party and the CIT Group/Equipment Financing, Inc.

                       ARTICLE 3 - COVENANTS OF THE DEBTOR

      Section 3.01. NOTICE OF ASSIGNMENT. (a) Upon the occurrence and during the continuance of an Event of Default the Debtor, upon demand from the Secured Party, will write letters to each of the Debtor's brokers, agents and representatives into whose hands or control may come any proceeds of and Accounts or Charters hereby assigned, informing each such addressee of this Security Agreement and instructing such addressee to remit promptly to the Secured Party at such account or accounts designated in such notice all proceeds of Accounts and Charters hereby assigned which may come into the addressee's hands or control and to continue to make such remittances until such time as the addressee may receive written notice or instructions to the contrary direct from the Secured Party. The Debtor further covenants that it will instruct each such addressee to acknowledge directly to the Secured Party receipt of the Debtor's letter of notification and the instructions. Any sum in respect of moneys assigned hereunder which is in the hands of the Debtor's brokers, agents, or other representatives upon the occurrence and continuance of any Event of Default shall be deemed to have been received by them for the use and on behalf of the Secured Party.

      (b) Pursuant to the Loan Agreement and the Holding Account Agreement among the Borrowers and the Secured Party dated as of the date hereof, the Debtor shall instruct all of its customers, account debtors and other parties having business with it to pay all amounts due to the Debtor directly to the Holding Account or the Holding Lock Box.

      (c) If any of the Debtor's accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party in writing and execute any instruments and take any steps required by the Secured Party in order that all moneys due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the government under the Federal Assignment of Claims Act.

      Section 3.02. PAYMENT OF INDEBTEDNESS. The Debtor will pay or cause to be paid all amounts due under the Loan Agreement, the Notes and the other Loan Documents and will observe, perform and comply with the covenants, terms and conditions herein and in the Loan Agreement, the Notes and the other Loan Documents, express or implied, on its part to be observed, performed or complied with.

      Section 3.03. [Intentionally Omitted]

      Section 3.04. PERFORMANCE OF CONTRACTS. The Debtor will fully perform in all material respects any and all contracts, charters or leases which are, or may be, entered into with respect to the Vessels or which give rise to the Accounts and will promptly notify the Secured Party of any claim by any other party to such contracts, charters or leases of nonperformance thereunder by the Debtor.

      Section 3.05. [Intentionally Omitted]

      Section 3.06. CHIEF EXECUTIVE OFFICE AND NAME. The Debtor shall maintain its chief executive office and principal place of business at 2500 CityWest Blvd., Suite 2200, Houston, Texas 77042 and their present names; PROVIDED, the Debtor may relocate its chief executive office and principal place of business or change its name so long as the Debtor at its own expense (a) shall have given the Secured Party not less than thirty (30) days prior written notice of such relocation or name change, (b) shall have caused to be filed in each jurisdiction such financing statements or similar papers as the Secured Party may reasonably request and copies of such financing statements shall have been furnished to the Secured Party and (c) shall have delivered to the Secured Party an opinion of counsel (who may be counsel for the Debtor) confirming that the Secured Party maintains perfected security interests having first priority in the Collateral. All reasonable expenses of the Secured Party (including legal fees) incurred in connection with confirming the maintenance of its security interests in the Collateral after relocation of the Debtor's chief executive office and principal place of business or a change in its name shall be paid by the Debtor.

      Section 3.07. TAXES; COMPLIANCE. The Debtor shall (a) pay or discharge when due all Taxes and all claims that might become a Lien on any of the Collateral within 30 days of the due date thereof, except such Taxes, if any, as are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles in the United States) have been provided, and (b) comply in all material respects with (i) all applicable laws relating to the Collateral and (ii) the terms and provisions of any agreements pertaining to any Collateral.

      Section 3.08. LIENS. The interest of the Debtor in the Collateral will continue to be held by the Debtor free and clear of any Liens and rights of others (other than Permitted Liens).

      Section 3.09. NOTICE OF REQUISITION. Upon the event of a requisition or title to or use of any of the Vessels by any governmental authority or person acting under the color thereof, the Debtor shall promptly furnish notice thereof (providing full particulars) to the Secured Party.

      Section 3.10. INFORMATION. In addition to such other information as shall be specifically provided for herein, the Debtor shall furnish to the Secured Party such other information with respect to the Collateral as the Secured Party may reasonably request from time to time.

                          ARTICLE 4 - EVENT OF DEFAULT

      Section 4.01. EVENT OF DEFAULT. Event of Default hereunder shall have the meaning set forth in Section 10.1 of the Loan Agreement.

      Section 4.02. APPLICATION OF PROCEEDS. Any sums recovered hereunder after an Event of Default shall have occurred and be continuing shall be applied as follows:

      FIRST: To the payment of all reasonable expenses and charges, including the expenses of any sale, the expenses of any retaking, reasonable attorney's fees, court costs, and any other expenses or advances made or incurred by the Secured Party in the protection of its rights or the pursuance of its remedies hereunder;

      SECOND: To the payment of the amounts outstanding under the Loan Agreement, the Notes and this Security Agreement including interest thereon to the date of such payment and, if applicable, compensatory interest to the date of such payment; and

      THIRD: To the payment of any surplus thereafter remaining to the Debtor or to whomsoever may be entitled thereto.

      Section 4.03. REMEDIES. Upon the occurrence and during the continuance of an Event of Default, the security interest created by this Security Agreement shall become immediately enforceable and, subject to the terms of the Intercreditor Agreement, the Secured Party shall have the right to:

      (i) Upon the declaration by the Secured Party that all the then unpaid obligations of the Borrowers under the Loan Agreement and the Notes are due and payable immediately, the same shall become and be immediately due and payable.

      (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but the Secured Party shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral, without hereby incurring responsibility to, or discharging or otherwise affecting any liability of the Debtor. The Secured Party shall be under no duty to protect, secure, perfect or insure the Collateral.

      (iii) Collect, recover, compromise and give a good discharge for any and all moneys and claims for moneys then outstanding or thereafter arising under the Insurances and permit any brokers through whom collection or recovery is effected to charge the usual brokerage therefor.

      (iv) Require the Debtor to assemble the Collateral and all books and records relating thereto and to make the same available to the Secured Party at a location designated by the Secured Party.

      (v) The Secured Party shall have the rights and remedies with respect to the Collateral of a secured party under the Texas Uniform Commercial Code, whether or not such code is in effect in the jurisdiction where the rights and remedies are then asserted and any other rights granted pursuant to applicable law. In addition, the Secured Party is hereby granted the right to sell or cause to be sold in Houston, Texas or elsewhere, in one or more sales or parcels, at such price or prices as it may deem best and for cash or on credit or for future delivery, without assumption of any credit risks, all or any of the Collateral, at any broker's board or at public or private sale, without demand or performance or notice of intention to sell, or of time or place of sale (except ten (10) Business Days prior written notice to the Debtor at the Debtor's address set forth in the Loan Agreement and the Debtor waives all other notice of such sale), and the Secured Party may be the purchaser of any or all the Collateral so sold and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity or redemption of Debtor, any such demand, notice, right or equity being hereby expressly waived and released (to the extent permitted by applicable statute). Debtor will pay to the Secured Party all expenses (including fees and disbursements of counsel) of, or incidental to, the enforcement of any of the provisions hereof or of any of the obligations of the Debtor, of any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof and for the care or preservation of the Collateral, including expenses of insurance; and all such expenses shall be obligations of the Debtor within the terms of this Security Agreement and the Loan Agreement. All proceeds from the sale or other disposition of the Collateral shall beheld and applied by the Secured Party in the manner provided for in Section 4.02 hereof. The Debtor agrees that any sale made in accordance with the provisions of this Section 4.03 shall be deemed made in a commercially reasonable manner insofar as it is concerned.

      (vi) Exercise all other rights under this Security Agreement, or any other Loan Document.

      (vii) If an Event of Default shall have occurred and be continuing hereunder, the Debtor hereby appoints the Secured Party its true and lawful attorney-in-fact, with full power of substitution, to enforce its rights concerning the Collateral and to take any action which the Secured Party may deem necessary or appropriate to protect and preserve the security interest in the Collateral granted herein.

      Section 4.04. POWER OF SALE. Any sale of the Collateral made pursuant to the terms of this Security Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Debtor therein and thereto, and shall bar the Debtor and all persons claiming by, through or under the Debtor. No purchaser shall be bound to inquire whether notice has been given, or whether any default has occurred, or as to the propriety of the sale, or as to the application of the proceeds thereof. In case of any such sale, the Secured Party, if it is the purchaser, shall be entitled, for the purpose of making settlement of payment for the property purchased, to use and apply the obligations of the Debtor under the Loan Agreement and the Notes in order that there may be credited against the amount remaining due and unpaid thereon the sums payable out of the net proceeds of such sale to the Secured Party after allowing for the costs and expense of sale and other charges. At any such sale, the Secured Party may bid for and purchase such property and upon compliance with the terms of sale may hold, retain and dispose of such property without further accountability therefor.

      Section 4.05. POWER OF ATTORNEY - SALE. The Secured Party is hereby irrevocably appointed attorney-in-fact of the Debtor upon the happening and during the continuance of any Event of Default to execute and deliver to any purchaser aforesaid, and is hereby vested with full power and authority to make, in the name and in behalf of the Debtor, a good conveyance of the title to the Collateral so sold. Any person dealing with the Secured Party or its attorney-in-fact shall not be put on enquiry as to whether the power of attorney contained herein has become exercisable. In the event of any sale of any of the Collateral, under any power herein contained, the Debtor will, if any when required by the Secured Party, execute such form of conveyance of the Collateral as the Secured Party may direct or approve.

      Section 4.06. SECURED PARTY TO DISCHARGE LIENS. The Debtor authorizes and empowers the Secured Party or its appointees or any of them to appear in the name of the Debtor in any court of any country or nation of the world where a suit is pending against any of the Collateral because of or on account of any alleged lien against any of the Collateral from which the Collateral has not been released and to take such reasonable steps towards the defense of such suit and the purchase or discharge of such lien. All reasonable expenditures made or incurred by them or any of them for the purpose of such defense or purchase or discharge shall be a debt due from the Debtor to the Secured Party and shall be secured by the lien of this Security Agreement in like manner and extent as if the amount and description thereof were written herein.

      Section 4.07. PAYMENT OF EXPENSES. The Debtor covenants that upon the happening and during the continuance of any Event of Default, upon written demand of the Secured Party, the Debtor will pay to the Secured Party the whole amount due and payable in respect of the obligations of the Debtor under the Loan Agreement and the Notes; and in case the Debtor shall fail to pay the same forthwith upon such demand, the Secured Party shall be entitled to recover judgment for the whole amount so due and unpaid, together with such further amounts as shall be sufficient to cover the reasonable compensation to the Secured Party or its agents, attorneys and counsel and any necessary advances, expenses and liabilities made or incurred by it or them hereunder. All moneys collected by the Secured Party for the benefit of the Secured Party under this
Section 4.07 shall be applied in accordance with the provisions of Section 4.02 above.

      Section 4.08. REMEDIES CUMULATIVE. Each and every power and remedy herein given to the Secured Party shall be cumulative and shall be in addition to every other power and remedy herein given or now or hereafter existing at law, in equity or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Secured Party, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. The Secured Party shall not be required or bound to enforce any other of its rights under any other agreement or instrument securing the Loan Agreement and the Notes, prior to enforcing its rights under this Security Agreement. No delay or omission by the Secured Party in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any such Event of Default or to be in acquiescence therein; nor shall the acceptance by the Secured Party of any security or of any payment of or on account of the obligations of the Debtor under the Loan Agreement or the Notes maturing after any Event of Default or of any payment on account of any past default be construed to be a waiver of any right to exercise any remedies due to any future Event of Defaults or of any past Event of Default not completely cured thereby. No consent, waiver or approval of the Secured Party shall be deemed to be effective unless in writing and duly signed by the Secured Party; any waiver by the Secured Party of any of the terms of this Security Agreement or any consent given under this Security Agreement shall only be effective for the purpose and on the terms which it is given and shall be without prejudice to the right to give or withhold consent in relation to future matters.

      Section 4.09. CURE OF DEFAULTS. If at any time after an Event of Default and prior to the actual sale of any of the Collateral by the Secured Party or prior to any enforcement or foreclosure proceedings the Debtor offers completely to cure all Events of Default and to pay all expenses, advances and damages to the Secured Party consequent on such Events of Default, with interest at the Default Rate, then the Secured Party may (but shall not be obligated to) accept such offer and payment and restore the Debtor to its former position, but such action, if taken, shall not affect any subsequent Event of Default or impair any rights consequent thereon.

      Section 4.10. DISCONTINUANCE OF PROCEEDINGS. In case the Secured Party shall have proceeded to enforce any right, power or remedy under this Security Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor and the Secured Party shall be restored to their former positions and rights hereunder with respect to the property subject or intended to be subject to this Security Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceedings had been taken.

                            ARTICLE 5 - MISCELLANEOUS

      Section 5.01. CONTRACTS. It is expressly agreed that anything herein contained to the contrary notwithstanding, the Secured Party and the Lenders shall have no obligation or liability under any contract giving rise to the Accounts, any Charter or other lease or contract concerning the use or operation of the Vessels by reason of or arising out of this Security Agreement nor shall the Secured Party or any Lender be required or obligated in any manner to perform or fulfill any obligations of the Debtor under or pursuant to any contract concerning the use or operation of the Vessels or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim, or to take other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled to hereunder at any time or times.

      Section 5.02. POWER OF ATTORNEY. Subject to the terms of the Intercreditor Agreement, the Debtor does hereby constitute the Secured Party, its successors and assigns the Debtor's true and lawful attorney, irrevocably, with full power (in the name of the Debtor or otherwise), if an Event of Default shall have occurred and be continuing, to ask, require, demand, receive, compound and give acquittance for any and all moneys, claims, property and rights hereby assigned, and claims for moneys due and to become due under or arising out of the Collateral hereby assigned, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable in the premises.

      Section 5.03. IRREVOCABILITY. The powers and authority granted to the Secured Party herein have been given for a valuable consideration and are hereby declared to be irrevocable.

      Section 5.04. FURTHER DOCUMENTS. The Debtor agrees that at any time and from time to time, upon the written request of the Secured Party, it will promptly and duly execute and deliver any and all such further instruments and documents as the Secured Party may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted.

      Section 5.05. NOTICES. All notices or other communications which are required to be made hereunder shall be made in the manner and to the addresses for the Debtor and the Secured Party provided in Section 12.9 of the Loan Agreement.

      Section 5.06. APPLICABLE LAW VENUE; SERVICE OF PROCESS. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Security Agreement has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. The venue of, and provisions regarding service of process in connection with any action or proceeding hereunder shall be determined as provided in the Loan Agreement.

      Section 5.07. SEVERABILITY OF PROVISIONS. Any provision of this Security Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      Section 5.08. OBLIGATIONS ABSOLUTE. The obligations of Debtor under this Security Agreement shall be absolute and unconditional and, except upon payment and performance of the Obligations in full, shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Security Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations. Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Security Agreement.

      Section 5.09. ENTIRE AGREEMENT. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers all as of the date noted above.

                                          HORIZON VESSELS, INC.


                                          By:
                                             -----------------------------------
                                               David W. Sharp

                                               Executive Vice President

                                          SOUTHWEST BANK OF TEXAS, N.A.

                                          By:
                                             -----------------------------------
                                                Randall L. Walker
                                                Senior Vice President

                                    GUARANTY

      GUARANTY, dated as of March 26, 2001, made by HORIZON OFFSHORE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), in favor of SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as Agent for the Lenders described below (the "Agent").

      WHEREAS, HORIZON VESSELS, INC., a corporation organized and existing under the laws of the State of Delaware, HORIZON OFFSHORE CONTRACTORS, INC., a corporation organized and existing under the laws of the State of Delaware, and HORIZON SUBSEA SERVICES, INC., a corporation organized and existing under the laws of the State of Delaware (collectively the "Borrowers") have entered into the Loan Agreement dated as of March 26, 2001, among the Borrowers, the lenders described therein (the "Lenders") and the Agent (the "Loan Agreement");

      WHEREAS, in order to induce the Lenders to enter into the Loan Agreement, the Guarantor, as the parent company of the Borrowers, has agreed pursuant to this Guaranty to guarantee to the Agent on behalf of the Lenders the due and punctual payment and performance of the Borrowers' obligations under the Loan Agreement; and

      WHEREAS, it is to the corporate benefit of the Guarantor that the Borrowers execute the Loan Agreement and receive the Advances under the Loan Agreement, and

      WHEREAS, the Lenders are prepared to enter into the Loan Agreement and make the Advances in consideration, among other things, of the execution of this Guaranty by the Guarantor;

      NOW, THEREFORE, in consideration of the above recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      SECTION 1. GUARANTY. The Guarantor hereby unconditionally and irrevocably guarantees the payment by the Borrowers of all amounts due by the Borrowers under the Loan Agreement and the Notes and the performance by the Borrowers of all of their obligations under the Loan Agreement and the other Loan Documents, together with any and all post-petition interest and expenses (including reasonable attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or similar law (all such obligations, including without limitation the obligations of the Borrowers under the Loan Agreement, the Notes and the other Loan Documents and all extensions, renewals, increases, decreases, restatements, or other modifications of any of the foregoing, are hereinafter referred to as the "Obligations"), and Guarantor agrees in addition to pay any and all reasonable expenses incurred by the Agent or the Lenders in enforcing any of the rights of the Agent or the Lenders under this Guaranty.

      SECTION 2. GUARANTY ABSOLUTE. (a) The Guarantor hereby guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Loan Agreement, the Notes and the other Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. No set-off counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which any Borrower may have against Agent, any Lender or any other party, or which Guarantor may have against any Borrower, Agent, any Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against Agent or any Lender or any subsequent holder of the Obligations or any part thereof or against payment of the Obligations or any part thereof. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (i) any lack of validity or enforceability of the Loan Agreement, the Notes or any other Loan Document;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment thereof or waiver of or any consent to departure therefrom;

            (iii) other circumstance, except payment of the Obligations, which might otherwise constitute a defense available to, or a discharge of the Borrowers in respect of the Obligations or the Guarantor in respect of this Guaranty.

      (b) This is a guaranty of payment and performance and not of collection and the Agent shall not be required to exhaust its remedies against the Borrowers before requiring the Guarantor to pay and perform under this Guaranty.

      (c) This Guaranty is a continuing guaranty and shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, all as though such payment had not been made.

      SECTION 3. WAIVER. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty (other than notices required by the Loan Agreement) and any requirement that the Agent exhaust any right or take any action against the Borrowers or any other person or entity or any collateral.

      SECTION 4. SUBROGATION. The Guarantor will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount, or such portion as is necessary to fully satisfy the Obligations, shall be forthwith paid to the Agent to be credited and applied against the Obligations. If (i) the Guarantor shall make payment to the Agent of all or any part of the Obligations and (ii) all the Obligations shall be paid in full, the Agent will execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, releasing this Guaranty and transferring to the Guarantor any and all rights the Agent has or may have had against the Borrowers and necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment by the Guarantor.

      SECTION 5. FINANCIAL STATEMENTS AND INFORMATION. Guarantor covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any commitment under the Loan Agreement:

            (a) Guarantor will deliver to Agent the financial statements of Guarantor described in the Loan Agreement at the times required by the Loan Agreement.

            (b) Guarantor will furnish promptly to Agent such additional information concerning Guarantor as Agent or any Lender may request.

            (c) Guarantor will furnish promptly to Agent written notice of the occurrence of any default under this Guaranty or an Event of Default under the Loan Agreement of which Guarantor has knowledge.

      SECTION 6. SET-OFF. Upon the occurrence of an Event of Default Agent and any Lender shall have the right to set off and apply against this Guaranty or the Obligations or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Agent or any Lender to Guarantor whether or not the Obligations are then due and irrespective of whether or not Agent shall have made any demand under this Guaranty. In addition to Agent's or any Lender's right of setoff and as further security for this Guaranty and the Obligations, Guarantor hereby grants Agent and Lenders a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by Agent or any Lender, respectively, and all other sums at any time credited by or owing from Agent or any Lender to Guarantor. The rights and remedies of Agent and Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Agent and Lenders may have.

      SECTION 7. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants as to the following:

      (a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business in the jurisdictions in which the failure to be so qualified would have a material adverse effect as defined in the Loan Agreement.

      (b) The execution, delivery and performance by the Guarantor of this Guaranty and any other documents contemplated herein and the completion of all other transactions herein contemplated are within the Guarantor's corporate authority, are in furtherance of its corporate purposes, have been duly authorized by all necessary corporate action and will not contravene any applicable law or regulation nor violate the Guarantor's Articles of Incorporation or By-Laws nor any agreement binding on the Guarantor nor any applicable law or regulation or order or decree of any governmental authority or agency of the United States of America, the State of Texas or the State of Delaware.

      (c) This Guaranty is supported by adequate and sufficient consideration, has been validly signed on behalf of the Guarantor and represents the valid and binding obligation of the Guarantor, enforceable in accordance with its terms and will not result in the Guarantor's liabilities exceeding the fair market value of its assets. The enforceability of this Guaranty, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to general equity principles.

      (d) To the best of its knowledge, the legality, validity, enforceability or admissibility of this Guaranty are not subject or conditional upon this Guaranty being filed, recorded or enrolled with any governmental authority or agency or stamped with any stamp, duty or similar transaction tax of the United States of America, the State of Texas or the State of Delaware.

      (e) The execution, delivery and performance by the Guarantor of this Guaranty and of each instrument given to secure this Guaranty do not to the best of its knowledge after due inquiry (1) violate any law, statute, ordinance, decree, order, judgment issued by any non-United States government, the government of the United States, any state of the United States and any political subsidiaries thereof, and any agency, department, commission, board or court having jurisdiction over the Borrowers or the Guarantor or their respective assets or property; (2) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which the Guarantor is now a party or by which the Guarantor or its property may be bound; (3) result in the creation of any lien, charge or encumbrance upon any of the Guarantor's property or assets; (4) violate the Guarantor's Articles of Incorporation; or (5) require (x) any consent of any other person (including, without limitation, shareholders of, or any Affiliate of, the Guarantor) or (y) any consent, license, permit, authorization or other approval of, any giving of notice to, any exemption by, any registration, declaration or filing (other than the routine filing of security documents) with, or any taking of any other action in respect of, any court arbitrator, administrative agency or any non-United States government, the government of the United States, any state of the United States and any political subdivisions thereof, and any agency, department, commission, board or court having jurisdiction over the Guarantor or its assets or property.

      (f) The execution and delivery of this Guaranty to the Agent will benefit directly or indirectly the Guarantor.

      (g) To the best of its knowledge, no representation or warranty contained in this Guaranty and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished by or on behalf of the Guarantor to the Agent contains any untrue statement of material fact.

      (h) There are no pending, or to the best of the Guarantor's knowledge, any threatened actions or proceedings affecting the Guarantor, any of the Guarantor's Affiliates or any of the Guarantor's property before any court, governmental agency or arbitrator in any country, which may materially adversely affect the financial condition or operations of the Guarantor.

      SECTION 8. FURTHER COVENANTS. The Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid, unless the Agent shall otherwise consent in writing, it will:

      (a) Not transfer, assign or encumber its interest in, or the assets of, the Borrowers, except as required or permitted by the Loan Documents; and

      (b) Comply with all applicable laws and regulations, affecting the Guarantor's operations and properties.

      SECTION 9. THE LOAN AGREEMENT AND THE NOTES; SECURITY INTEREST. (a) The Guarantor hereby acknowledges receipt of the Loan Agreement and the Notes in execution form and hereby consents and agrees to the Loan Agreement and the Notes and to all the terms and provisions thereof.

      (b) The Guarantor will perform and comply with each of the covenants contained in the Loan Agreement with which the Borrowers agree in the Loan Agreement to cause the Guarantor to comply, as if the Guarantor were a party to the Loan Agreement, and all of such covenants are incorporated herein by reference as if set forth herein in full.

      (c) The Guarantor represents to the Agent that each of the representations made by the Borrowers with respect to the Guarantor in the Loan Agreement is true and correct as if such representations and warranties were made directly by the Guarantor to the Agent in this Guaranty, and such representations and warranties are incorporated herein by reference as if set forth herein in full.

      (d) The Guarantor hereby pledges and assigns to Agent, and grants to Agent a security interest in, the Collateral Account and in all cash, instruments, securities and funds on deposit therein, all interest and cash or other property received in connection therewith or in exchange therefor, and all proceeds of all of the above, now or hereafter existing, as additional collateral security for the Obligations. In addition to Agent's common law rights of setoff, Guarantor hereby grants to Agent, upon the occurrence of an Event of Default, the right to offset all or a portion of the funds in the Collateral Account.

      SECTION 10. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 11. NOTICES. (a) All notices, requests, consents, demands and other communications provided for or permitted hereunder shall be effective three (3) days after being duly deposited in the mails, certified, return receipt requested, or upon receipt if delivered by Federal Express or similar courier company or transmitted by telefax with transmission confirmed, addressed to the respective party at the address set forth below.

         AGENT:              Southwest Bank of Texas, N.A.
                                    Five Post Oak Park
                                    4400 Post Oak Parkway
                                    Houston, Texas 77027
                                    Telefax No.: (713) 232-5925
                                    Attention:  Valerie Gibbs

         GUARANTOR:                 Horizon Offshore, Inc.

                                    2500 CityWest Blvd., Suite 2200
                                    Houston, Texas 77042
                                    Telefax No. (713) 361-2694
                                    Attention:  President

      (b) Either of the parties hereto may change its respective address by notice in writing given to the other party to this Agreement.

      SECTION 12. NO WAIVER; REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 13. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and payment in full of all other amounts due under this Guaranty,
(ii) be binding upon the Guarantor, its successors or assigns, as the case may be, and (iii) inure to the benefit of and be enforceable by the Agent and its successors, permitted transferees and permitted assigns, PROVIDED, HOWEVER, that the Guarantor may not transfer this Guaranty or any part hereof without the prior written consent of the Agent.

      SECTION 14. SURVIVAL. The representations, covenants and agreements herein set forth shall continue and survive until the termination of this Guaranty.

      SECTION 15. DEFINED TERMS. All terms used in this Guaranty which are not defined herein shall have the meanings given to them in the Loan Agreement.

      SECTION 16. RELIANCE. Guarantor recognizes that Agent and Lenders are relying upon this Guaranty and the undertakings of Guarantor hereunder in making extensions of credit to Borrowers under the Loan Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to Agent and Lenders in entering into the Loan Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

      SECTION 17. GOVERNING LAW; VENUE. This Guaranty is executed and delivered as an incident to a lending transaction negotiated, consummated, and performable in Harris County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Any action or proceeding against Guarantor under or in connection with this Guaranty may be brought in any state or federal court in Harris County, Texas, and Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts, and waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court. Guarantor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at the address set forth above. Nothing herein shall affect the right of Agent or any Lender to serve process in any other matter permitted by law or shall limit the right of Agent or any Lender to bring any action or proceeding against Guarantor or with respect to any of Guarantor's property in courts in other jurisdictions. Any action or proceeding by Guarantor against Agent or any Lender shall be brought only in a court located in Harris County, Texas.

      SECTION 18. EXPENSES. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Agent or any Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty.

      SECTION 19. CONFLICTS. IN THE EVENT OF A CONFLICT BETWEEN THE PROVISIONS OF THIS GUARANTY AND THOSE OF ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, THE LOAN AGREEMENT, THE PROVISIONS OF THE LOAN AGREEMENT SHALL CONTROL.

      SECTION 20. FINAL AGREEMENT. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR, AGENT AND LENDERS WITH RESPECT TO GUARANTOR'S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR, AGENT AND LENDERS.

      IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty, as of the date first above written.

                                      HORIZON OFFSHORE, INC.


                                      By:
                                         ---------------------------------------
                                               David W. Sharp
                                               Executive Vice President

                             ADVANCE REQUEST FORM


TO:   Southwest Bank of Texas, N.A., as Agent
      Five Post Oak Park
      4400 Post Oak Parkway
      Houston, Texas 77027
      Attention: Valerie Gibbs


Ladies and Gentlemen:

      The undersigned are Authorized Representatives of HORIZON OFFSHORE CONTRACTORS, INC., HORIZON SUBSEA SERVICES, INC. and HORIZON VESSELS, INC. (collectively, the "Borrowers"), and are authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of March 26, 2001 among the Borrowers, the lenders described therein and Southwest Bank of Texas, N.A., as agent (the "Agent"). (Such Loan Agreement, as it may be amended is referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

      Borrowers hereby request an Advance (the "Requested Advance") in the amount of $______________________ in accordance with the Loan Agreement.

      In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies that the following statements are true and correct:

            (a) The representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

            (b) No Event of Default or Unmatured Event of Default has occurred and is continuing or would result from the Requested Advance. Each Borrower acknowledges that if an Event of Default or Unmatured Event of Default exists Agent is not obligated to fund the Requested Advance.

            (c) Since the date of the financial statements of Guarantor most recently delivered to Agent pursuant to the Loan Agreement, there has been no Material Adverse Effect.

            (d) The amount of the Requested Advance, when added to the principal amount of all Advances outstanding, will not exceed the lesser of (i) the Borrowing Base minus the outstanding Letter of Credit Liabilities or (ii) the Combined Commitments minus the outstanding Letter of Credit Liabilities.

                          ADVANCE REQUEST INFORMATION

      1. Borrowing Base (as shown on most recent Borrowing Base Certificate delivered to Agent or on Borrowing Base Certificate attached hereto).....$______________

      2.    Combined Commitments..............................$25,000,000.00

      3.    Lesser of line (1) or line (2)...................$________________

      4.    Amount of Outstanding Advances.....................$______________

      5.    Letter of Credit Liabilities......................$_______________

      6.    Sum of line (4) plus line (5)......................$______________

      7.    Available Amount (line (3) minus line (6))...........$_____________

      8.    Amount of Requested Advance .......................$______________


Dated as of: _________________


                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON VESSELS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                  Exhibit "A"

                   BORROWING BASE CERTIFICATE, IF APPLICABLE

                           BORROWING BASE CERTIFICATE


TO:   Southwest Bank of Texas, N.A., as Agent
      Five Post Oak Park
      4400 Post Oak Parkway
      Houston, Texas 77027
      Attention: Valerie Gibbs


Ladies and Gentlemen:

      The undersigned are Authorized Representatives of HORIZON OFFSHORE CONTRACTORS, INC., HORIZON SUBSEA SERVICES, INC. and HORIZON VESSELS, INC. (collectively, the "Borrowers"), and are authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of March 26, 2001 among the Borrowers, the lenders described therein and Southwest Bank of Texas, N.A., as agent (the "Agent"). (Such Loan Agreement, as it may be amended is referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

      Pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies that the following statements and information are true, complete and correct:

            (a) The representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

            (b) No Event of Default or Unmatured Event of Default has occurred and is continuing.

            (c) Since the date of the financial statements of Guarantor most recently delivered to Agent pursuant to the Loan Agreement, there has been no Material Adverse Effect.

            (d) The amount of the outstanding Advances does not exceed the lesser of (i) the Borrowing Base minus the outstanding Letter of Credit Liabilities or (ii) the Combined Commitments minus the outstanding Letter of Credit Liabilities.

            (e) The total Eligible Accounts referred to below represent the Eligible Accounts that qualifies for purposes of determining the Borrowing Base under the Loan Agreement. Each Borrower represents and warrants that the information and calculations set forth below regarding the Eligible Accounts and the Borrowing Base are true and correct in all respects.

                          CALCULATION OF BORROWING BASE

      1.    Total Accounts.....................................$______________

      2.    Ineligible Accounts
            (a) more than 90 days past invoice date or 120 days for Investment
                  Grade Account Debtors........................$______________
            (b) accounts from officers, employees
                  subsidiaries or Affiliates...................$______________
            (c) conditional accounts...........................$______________
            (d) foreign accounts...............................$______________
            (e) accounts subject to dispute,
                  counterclaim, setoff or retainage............$______________
            (f) accounts of insolvent or bankrupt
                  account debtors..............................$______________
            (g) accounts of U.S. government....................$______________
            (h) terms in excess of 30 days past
                  invoice date.................................$______________
            (i) more than 20% over 90 days or 120 days
                  for Investment Grade Account Debtors.........$______________
            Total..............................................$______________

      3.    Eligible Accounts
             [line (1) minus line (2)].........................$______________

      4.    Borrowing Base [80% of line (3)]...................$______________

      5.    Combined Commitments................................$25,000,000.00

      6.    Lesser of line (4) or line (5).....................$______________

      7.    Amount of outstanding Advances.....................$______________

      8.    Letter of Credit Liabilities.......................$______________

      9.    Sum of line (7) plus line (8)......................$______________

      10.   Available Amount [line (6) minus]
             line (9)].........................................$______________


            (f) Attached hereto as Schedule 1 is a list of Borrowers' accounts receivable, designating Eligible Accounts, aged in thirty day intervals.

Date:_________________


                                   BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON VESSELS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                   SCHEDULE 1 - LIST OF ACCOUNTS RECEIVABLE

                             NO DEFAULT CERTIFICATE


TO:   Southwest Bank of Texas, N.A., as Agent
      Five Post Oak Park
      4400 Post Oak Parkway
      Houston, Texas 77027
      Attention: Valerie Gibbs


Ladies and Gentlemen:

      The undersigned are Authorized Representatives of HORIZON OFFSHORE CONTRACTORS, INC., HORIZON SUBSEA SERVICES, INC. and HORIZON VESSELS, INC. (collectively, the "Borrowers"), and HORIZON OFFSHORE, INC. (the "Guarantor") and are authorized to make and deliver this certificate pursuant to that certain Loan Agreement dated as of March 26, 2001 among the Borrowers, the lenders described therein and Southwest Bank of Texas, N.A., as Agent (the "Agent"). (Such Loan Agreement, as it may be amended is referred to as the "Loan Agreement"). All terms defined in the Loan Agreement shall have the same meaning herein.

      Pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certify that the following statements and information are true, complete and correct:

            (a) The representations and warranties contained in Article VI of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

            (b) No Event of Default or Unmatured Event of Default has occurred and is continuing.

            (c) Together with this certificate, and as required by the Loan Agreement, Borrowers have delivered to Agent the most current quarterly financial statements of Guarantor dated _________________________ (the "Current Financial Statements"). Since the date of the Current Financial Statements, there has been no Material Adverse Effect.

            (d) The amount of the outstanding Advances plus the Letter of Credit Liabilities does not exceed the lesser of the Borrowing Base or the Combined Commitments.

            (e) Set forth below are calculations showing Guarantor's status of compliance with the covenants contained in Article IX of the Loan Agreement. Guarantor represents and warrants that the information and calculations set forth below are true and correct in all respects.

                         CALCULATIONS SHOWING COMPLIANCE

                                 WITH ARTICLE IX


      SECTION 9.1 - CURRENT RATIO:

      CALCULATION:

            1.    Current Assets                      $____________
            2.    Current Liabilities                       $____________
            3.    Current Ratio [line (1)]
                  divided by line (2)]                      $____________

      REQUIRED:

      Not less than 1.10 to 1.00


      SECTION 9.2 - RATIO OF FUNDED DEBT TO CAPITALIZATION:

      CALCULATION:

            1.    All Debt for borrowed money         $____________
            2.    Capital Lease Obligations                 $____________
            3.    Other                               $____________
            4.    Letter of Credit Liabilities              $____________
            5.    Total Funded Debt [sum of line (1)]
                  plus line (2) plus line (3) plus line (4)]$____________
            6.    Shareholder's Equity                $____________
            7.    Total Capitalization [sum of]
                  line (5) plus line(6)]                    $____________
            8.    Ratio of Funded Debt to
                  Capitalization [line (5) divided by]
                  line (7)]                     _____ to 1.00

      REQUIRED:

      Not greater than 0.50 to 1.00


      SECTION 9.3 - WORKING CAPITAL:

      CALCULATION:

            1.    Current Assets                      $____________
            2.    Current Liabilities                       $____________
            3.    Working Capital [line (1)]
                  minus line (2)]                     $____________

      REQUIRED:

      Not less than $3,000,000.00


      SECTION 9.4 - TANGIBLE NET WORTH:

      CALCULATION:

            1.    Stockholders' equity                      $____________
            2.    Intangible Assets
                  ____________                        $____________
                  ____________                        $____________
                  ____________                        $____________
                     Total                            $____________
            3.    Tangible Net Worth [line]
                  (1) minus line (2)]                       $____________

      REQUIRED:

      Not less than
            (a)   Base Amount                         $____________
            (b)   75% of positive Net Income for each
                  fiscal quarter completed prior to the date
                  of calculation (commencing with the
                  the quarter ending December 31, 2000)     $____________
            (c)   If this calculation is as of the end of a
                  fiscal quarter, Net Income this quarter   $____________
            (d)   75% of line (c) if line (c)
                  is a positive number or zero if line
                  line (c) is not a positive number         $____________
            (e)   75% of net proceeds of any equity
                  issued after Closing Date                 $____________
            (f)   Sum of line (a) plus line (b) plus
                  line (d) (if calculation is at end of a
                  quarter) plus line (e)                    $____________

      SECTION 9.5 - FIXED CHARGE COVERAGE RATIO:

      CALCULATION:

      1.    Net Income (before gains and losses on the
            sale of assets to the extent included in earnings)
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      2.    Taxes
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      3.    Depreciation and Amortization
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      4.    Interest Expense
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      5.    EBITDA [Sum of line 1(e) plus line 2(e)]
            plus line 3(e) plus line 4(e)]             $_____________
      6.    Amounts Used to Repurchase Stock of Guarantor
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      7.    Line (5) minus line 6(e)                        $_____________
      8.    CMLTD                               $_____________
      9.    Interest Paid
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      10.   Cash Taxes
            (a)   This quarter                              $_____________
            (b)   First preceding quarter             $_____________
            (c)   Second preceding quarter                  $_____________
            (d)   Third preceding quarter             $_____________
            (e)        Total                          $_____________
      11.   Sum of line (8) plus line 9(e)
            plus line 10(e)                           $_____________
      10.   Fixed Charge Coverage Ratio
            [line (7) divided by line (11)]           _______ to 1.00

      REQUIRED:

      Not less than 1.50 to 1.00


      SECTION 9.6 - RATIO OF FUNDED DEBT TO EBITDA:

      CALCULATION:

            1.    Total Funded Debt [for calculation see]
                  Section 9.2, line (5)]                    $____________
            2.    EBITDA [for calculation see Section 9.5,]
                  line (5)[                           $____________]
            11.   Ratio of Funded Debt to EBITDA
                  [line (1) divided by line (2)]      ______ to 1.00

      REQUIRED:

      Not greater than 3.50 to 1.00

Date:________________


                                   BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                    HORIZON VESSELS, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                                   GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                              ARBITRATION AGREEMENT


      Re: Loan in the principal amount of $25,000,000.00 pursuant to Loan Agreement dated March 26, 2001, among SOUTHWEST BANK OF TEXAS, N.A., as agent and as a lender and the other lenders named therein and HORIZON OFFSHORE CONTRACTORS, INC., HORIZON SUBSEA SERVICES, INC. and HORIZON VESSELS, INC., and all renewals, increases, extensions, modifications and substitutions thereof.

In consideration of the premises and the mutual agreements herein, the undersigned agree as follows:

BINDING ARBITRATION. Notwithstanding any provision in any Documents (defined below) to the contrary, upon the request of any of the undersigned (collectively called the "parties" and individually called a "party"), whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind (for example, whether in contract or in tort, under statutory or common law, or legal or equitable) now existing or hereafter arising between or among the parties in any way arising out of, pertaining to or in connection with (1) the referenced Loan, any related agreements, documents, or instruments (collectively, the "Documents") or any transaction contemplated thereby, before or after maturity, or (2) any aspect of the past or present relationships of the parties to the Documents shall be resolved by mandatory and binding arbitration in accordance with the terms of this Arbitration Agreement. The occurrence of any of the foregoing matters shall be referred to as a "Dispute." Any party to this Arbitration Agreement may bring by summary proceedings (for example, a plea in abatement or motion to stay further proceedings) an action in court to compel arbitration of any Dispute.

GOVERNING RULES. Notwithstanding any provision in any Documents to the contrary, all Disputes between the parties shall be resolved by mandatory and binding arbitration administered by the American Arbitration Association (the "AAA") pursuant to the Federal Arbitration Act (Title 9 of the United States Code) in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. If Title 9 of the United States Code is inapplicable to any such claim or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with this Arbitration Agreement and the Commercial Arbitration Rules of the AAA. To the extent that any inconsistency exists between this Arbitration Agreement and such statutes and rules, this Arbitration Agreement shall control. Judgment upon the award rendered by the arbitrators may be entered in and enforced by any court having jurisdiction and in accordance with the practice of such court; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. ss.91, Texas Banking Code art. 342-609 or 342-705, or any other protection provided banks by the laws of Texas or the United States.

NO WAIVER; PRESERVATION OF REMEDIES. No provision of, nor the exercise of any rights under, this Arbitration Agreement shall limit the right of any party to employ other remedies, including, without limitation, (1) foreclosing against any real or personal property collateral or other security by the exercise of a power of sale under a deed of trust, mortgage, or other security agreement or instrument, or applicable law, (2) exercising self-help remedies (including without limitation set-off rights), or (3) obtaining provisional or ancillary remedies such as, without limitation, injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver from a court having jurisdiction before, during, or after the pendency of any arbitration. The institution and maintenance of an action for judicial relief, pursuit of provisional or ancillary remedies, or exercise of self-help remedies shall not constitute a waiver of the right of any party, including without limitation, the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions hereof.

In Disputes involving indebtedness or other monetary obligations, each party agrees that the other party may proceed against all liable persons, jointly and severally, or against one or more of them, being less than all, without impairing rights against other liable persons. Nor shall a party be required to join any principal obligor or any other liable persons (including, without limitation, sureties or guarantors) in any proceeding against a particular person. A party may release or settle with one or more liable persons as the party deems fit without releasing or impairing rights to proceed against any persons not so released.

ARBITRATION PROCEEDING. All statutes of limitation that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including, without limitation, any protection afforded the work product of any attorney, that could otherwise be claimed by any party shall be available to and may be claimed by any such party in any arbitration proceeding. No party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Arbitration Agreement. Any arbitration proceeding shall be conducted in Harris County, Texas by a panel of three arbitrators each having substantial experience and recognized expertise in the field or fields of the matter(s) in dispute.

OTHER MATTERS. This Arbitration Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations, and other communications on dispute resolution. The provisions of this Arbitration Agreement shall survive any termination, amendment or expiration of the Documents unless the parties otherwise expressly agree in writing. This Arbitration Agreement may be amended, changed or modified only by the express provisions of a writing which specifically refers to this Arbitration Agreement and which is signed by all parties. If any provision of this Arbitration Agreement shall be unenforceable, unlawful or invalid in any respect, then such provision shall be deemed severable from the remaining provisions and the enforceability, lawfulness and validity of the remaining provisions will not be affected or impaired. This Arbitration Agreement shall inure to the benefit of and bind the heirs, representatives, trustees, successors and assigns of the parties. The captions or headings in this Arbitration Agreement are for convenience only and shall not be dispositive in interpreting or construing any of this Arbitration Agreement.

      DATED AND EXECUTED as of March 26, 2001.


                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ------------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       --------------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON VESSELS, INC.


                                    By:
                                       --------------------------------------
                                          David W. Sharp
                                          Executive Vice President


                                   GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:
                                       --------------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                     AGENT:

                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By:
                                       --------------------------------------
                                          Randall L. Walker
                                          Senior Vice President

                            ASSIGNMENT AND ACCEPTANCE


      Reference is made to the Loan Agreement dated as of March 26, 2001 (as restated, amended, modified, supplemented and in effect from time to time, the "LOAN AGREEMENT"), among HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("CONTRACTORS"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("SUBSEA"), HORIZON VESSELS, INC., a Delaware corporation ("VESSELS", and together with Contractors and Subsea, the "BORROWERS"), SOUTHWEST BANK OF TEXAS, N.A., as Agent (in such capacity herein called "Agent"), SOUTHWEST BANK OF TEXAS, N.A., as a lender (in such capacity, a "LENDER") and the other financial institutions which are or may become a party thereto (collectively with Lender, "LENDERS"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement. This Assignment and Acceptance, between the Assignor (as defined and set forth on SCHEDULE I hereto and made a part hereof) and the Assignee (as defined and set forth on SCHEDULE I hereto and made a part hereof) is dated as of the Effective Date of Assignment (as set forth on SCHEDULE I hereto and made a part hereof.

      1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date, an undivided interest (the "ASSIGNED INTEREST") in and to all the Assignor's rights and obligations under the Loan Agreement respecting those, and only those, credit facilities contained in the Loan Agreement as are set forth on SCHEDULE I (collectively, the "ASSIGNED FACILITIES," individually, an "ASSIGNED FACILITY"), in a principal amount for each Assigned Facility as set forth on SCHEDULE I.

      2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is legally authorized to enter into this Assignment and Acceptance and that it is the legal and beneficial owner of the Assigned Interest and that the Assigned Interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrowers or their Subsidiaries or the performance or observance by the Borrowers or their Subsidiaries of any of their respective obligations under the Loan Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note(s) held by it evidencing the Assigned Facility or Facilities, as the case may be, assigned and requests that the Agent exchange such Note(s) for a new Note or Notes payable to the Assignor (if the Assignor has retained any interest in the Advances) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date of Assignment). Assignor agrees to pay the assignment fee in the amount of $3,500 referred to in Section 12.15 of the Loan Agreement.

      3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis;
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will be bound by the provisions of the Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; (vii) if the Assignee is organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty; and (viii) has supplied the information requested on the administrative questionnaire, if any, provided by Agent.

      4. Following the execution of this Assignment and Acceptance by Assignor and Assignee, this Assignment and Acceptance will be delivered to the Agent for acceptance by the Agent and the Borrowers, effective as of the Effective Date of Assignment (which Effective Date of Assignment shall, unless otherwise agreed to by the Agent, be at lease five Business Days after the execution of this Assignment and Acceptance).

      5. Upon such acceptance, from and after the Effective Date of Assignment, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee, whether such amounts have accrued prior to the Effective Date of Assignment or accrue subsequent to the Effective Date of Assignment. The Assignor and Assignee shall make all appropriate adjustments in payments to be made by the Agent for periods prior to the Effective Date of Assignment or with respect to the making of this assignment directly between themselves.

      6. From and after the Effective Date of Assignment, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.


      7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

            IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto.

                    SCHEDULE I TO ASSIGNMENT AND ACCEPTANCE


Legal Name of Assignor:
                        ------------------------------------------------------

Legal Name of Assignee:
                        ------------------------------------------------------

Effective Date of Assignment:                                     , 200
                              ------------------------------------     -------



                                                Principal
                  Assigned                      Amount of
                  FACILITIES                    ASSIGNED INTEREST





                                                                        ,
                                   as Assignor


                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------------------



                                                                        ,
                                   as Assignee


                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------------------

Consented To and Accepted:


HORIZON OFFSHORE CONTRACTORS, INC.,
as a Borrower


By:
   ---------------------------------
Name:
     -------------------------
Title:
      ------------------------------------



HORIZON SUBSEA SERVICES, INC.,
as a Borrower


By:
   ---------------------------------
Name:
     -------------------------
Title:
      ------------------------------------



HORIZON VESSELS, INC.,
as a Borrower


By:
   ---------------------------------
Name:
     -------------------------
Title:
      ------------------------------------



SOUTHWEST BANK OF TEXAS, N.A.,
as Agent


By:
   ---------------------------------
Name:
     -------------------------
Title:
      ------------------------------------

                             INTERCREDITOR AGREEMENT


      This Intercreditor Agreement (the "Agreement') dated as of March 26, 2001, between Southwest Bank of Texas, N.A., a national banking association ("SWBT"), as a lender and as agent (the "SWBT Agent") for the Lenders (the "SWBT Lenders") named in the Loan Agreement dated as of March 26, 2001 (the "SWBT Loan Agreement") among the CIT Borrowers (defined below), Horizon Subsea Services, Inc., a Delaware corporation ("Subsea" and together with the CIT Borrowers, collectively, the "SWBT Borrowers"), the SWBT Lenders and the SWBT Agent, and The CIT Group/Equipment Financing, Inc., a New York corporation ("CIT"), as a lender and as agent (the "CIT Agent") for the Lenders (the "CIT Lenders") named in the Loan Agreement dated as of December 30, 1998 (the "CIT Loan Agreement") among Horizon Offshore Contractors, Inc., a Delaware corporation and Horizon Vessels, Inc., as borrowers (the "CIT Borrowers"), Horizon Offshore, Inc., a Delaware corporation (the "Guarantor"), the CIT Lenders and the CIT Agent.

      WHEREAS, pursuant to the SWBT Loan Agreement, the SWBT Lenders agreed to make available to the SWBT Borrowers revolving credit advances and letters of credit in an aggregate amount up to $25,000,000.00.

      WHEREAS, the obligation of the SWBT Borrowers to repay amounts outstanding under the SWBT Loan Agreement is evidenced by the Promissory Notes of the SWBT Borrowers dated March 26, 2001 in favor of the SWBT Lenders, respectively (the "SWBT Notes"); and

      WHEREAS, the obligations of the SWBT Borrowers under the SWBT Loan Agreement and the SWBT Notes are guaranteed by the Guarantor pursuant to the terms of the Guaranty dated as of March 26, 2001 in favor of the SWBT Agent for the benefit of the SWBT Lenders (the "SWBT Guaranty"); and

      WHEREAS, the Borrowers granted to the SWBT Agent for the benefit of SWBT Lenders a security interest on the Charters, the Accounts and the Holding Account; all as defined in the Security Agreement dated as of March 26, 2001 (the "SWBT Security Agreement"); and

      WHEREAS, pursuant to the CIT Loan Agreement, the CIT Lenders agreed to make available to the CIT Borrowers a term loan of up to $60,000,000.00 (the "CIT Loan") evidenced by the Promissory Note (the "CIT Note") of the CIT Borrowers in favor of the CIT Agent on behalf of the CIT Lenders; and

      WHEREAS, the obligations of the CIT Borrowers under the CIT Loan Agreement and the CIT Note are guaranteed by the Guarantor pursuant to the terms of the Guaranty dated as of December 30, 1998 (the "CIT Guaranty") by the Guarantor in favor of the CIT Agent on behalf of the CIT Lenders; and

      WHEREAS, as security for all amounts due under the CIT Loan Agreement, the CIT Borrowers have granted to the CIT Agent on behalf of the CIT Lenders first preferred fleet and ship mortgages (the "CIT Mortgages") on certain U.S., Vanuatu and Bahamas flag vessels (the "Vessels"), and a security interest on the Charters, Equipment and Insurances, all as defined in the Security Agreement dated as of December 30, 1998 by the CIT Borrowers in favor of the CIT Agent (the "CIT Security Agreement", and together with the CIT Mortgages, the "CIT Security Documents"); and

      NOW, THEREFORE, in consideration of the premises and in order to provide for the relative priority among the CIT Agent and the CIT Lenders on the one hand and the SWBT Agent and the SWBT Lenders on the other, the parties hereto agree as follows:

      1. All of the understandings, agreements, representations and warranties contained herein are solely for the benefit of the CIT Agent, the CIT Lenders, the SWBT Agent and the SWBT Lenders (and their successors and permitted assigns) and there are no other parties (including the CIT Borrowers, the SWBT Borrowers and the Guarantor) who are intended to be benefitted in any way by this Agreement.

      2. Nothing contained herein is intended to affect or limit, in any way, the security interests the CIT Agent and the SWBT Agent have or are intended to have in any of the assets of the CIT Borrowers and the SWBT Borrowers, as applicable, whether tangible or intangible, insofar as the rights of the CIT Borrowers or the SWBT Borrowers, third parties and their respective successors and assigns are involved, nor to affect or limit in any way the interests of the CIT Agent or the SWBT Agent in and to the CIT Guaranty or the SWBT Guaranty, respectively, insofar as the rights of the Guarantor, third parties and their respective successors and assigns are involved. The parties hereto specifically reserve all respective rights, security interest and rights to assert security interests against the CIT Borrowers, the SWBT Borrowers, their successors and assigns and their respective properties and assets. The parties hereto specifically reserve all respective rights and interests against the Guarantor, its successors and assigns and its properties and assets.

      3.    Subject to the foregoing conditions:

      (a) Unless (i) an Event of Default under the CIT Loan Agreement has occurred and is continuing and (ii) the CIT Agent has notified the SWBT Agent of the CIT Agent's intent to foreclose on any Charter (as defined in the CIT Security Documents), the CIT Agent agrees that its security interest, which the CIT Agent now has or may hereafter acquire in any or all of the Charters, shall be subordinate to the security interests of the SWBT Agent arising under the SWBT Security Agreement, on the terms and conditions set forth herein; further, without limiting the foregoing, the security interest of the CIT Agent in the proceeds of any Charter arising prior to the foreclosure by the CIT Agent on such Charter shall be subordinate to the security interests of the SWBT Agent in such proceeds.

      (b) The SWBT Agent hereby agrees that any of its security interests arising under the SWBT Security Agreement in the Charters shall be subordinate to the security interests of the CIT Agent arising under the CIT Security Documents if (i) an Event of Default has occurred and is continuing and the expiration of any applicable grace period under the CIT Loan Agreement has expired and (ii) the SWBT Agent has received written notice from the CIT Agent of the CIT Agent's intent to foreclose on any of the Charters, such subordination to be subject to the provisions of subsection (a) hereof regarding the priority of the security interests of the SWBT Agent in the proceeds of any Charter arising prior to the foreclosure by the CIT Agent on such Charter.

      (c) In connection with the subordination contained above, each party which has agreed to subordinate its security interest agrees that, except as provided in Section 3(d) or Section 4 below, they will not enforce or apply any of their security interests or in any manner interfere with the superior security interest unless and until the holder of the superior security interest as herein provided has advised them in writing that the CIT Borrowers or the SWBT Borrowers, as applicable have satisfied, in full, their indebtedness owing to the holder of the superior security interest.

      (d) Upon the occurrence of an Event of Default under the SWBT Loan Agreement, the SWBT Agent shall have, the exclusive right to initiate, direct or forbear from exercising any and all enforcement, foreclosure, sale or other actions relating to the Accounts and the Holding Account; provided, however, that the SWBT Agent shall provide to the CIT Agent written notice of the commencement of any foreclosure proceeding or the exercise of any other remedy in respect of any of the Accounts and the Holding Account describing any action proposed to be taken by the SWBT Agent.

      (e) Upon the occurrence of an Event of Default under the CIT Loan Agreement, the CIT Agent shall have, the exclusive right to initiate, direct or forbear from exercising any and all enforcement, foreclosure, sale or other actions relating to any of the Vessels, the Charters, the Insurances or the Equipment; provided, however, that the CIT Agent shall provide to the SWBT Agent written notice of the commencement of any foreclosure proceeding or the exercise of any other remedy in respect of any of the Vessels, the Charters, the Insurances or the Equipment describing any action proposed to be taken by the CIT Agent.

      (f) Notwithstanding the provisions of Sections 3(a) and 3(b) above, if the CIT Agent forecloses on a Charter during any month, the CIT Agent and the SWBT Agent shall divide the charter hire of such Charter for such month pro rata based on the number of days elapsed during such month prior to the foreclosure on the Charter. If either of the SWBT Agent or the CIT Agent shall receive any charter hire from such Charter, it shall notify the other within three (3) business days of such receipt and hold such proceeds for the benefit of the other and for division in accordance with this subsection 3(f). All proceeds subject to this subsection 3(f) shall be divided and distributed in accordance herewith within fifteen (15) days following the notice described in the immediately preceding sentence.

      4. The CIT Agent shall not, in connection with any voluntary or involuntary proceeding for the distribution, division or application of the assets of either of the CIT Borrowers, any of the SWBT Borrowers or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding-up of affairs, reorganization or arrangement of such CIT Borrowers, or the SWBT Borrowers, or for the composition of the creditors of the CIT Borrowers or the SWBT Borrowers, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of creditors of the CIT Borrowers, or the SWBT Borrowers or otherwise, enter any objection, intervention, response or reply to any objection by the SWBT Agent to the SWBT Borrowers' use of cash collateral arising out of the Accounts and the Holding Account.

      5. (a) Either of the SWBT Agent or the CIT Agent may commence an action to enforce the SWBT Guaranty or the CIT Guaranty, as applicable, in its favor upon the occurrence of an Event of Default under its respective loan agreement; provided, however, that each party shall give the other party ten (10) days prior written notice of its intent to take such action.

      (b) The SWBT Agent and the CIT Agent agree that their interests in the assets of the Guarantor shall be in pari passu irrespective of the dates on which judgment is entered in respect of the SWBT Guaranty or the CIT Guaranty and that the SWBT Agent and the CIT Agent shall share in the proceeds thereof pro rata; provided, however, that any party that is required to remit any such proceeds (the "Remitting Party") to the other party shall be entitled to receive from the other party the other party's pro rata share of the reasonable costs (including attorney's fees) incurred by the Remitting Party in collecting such amounts, to the extent that such costs are not recoverable from the Guarantor.

      6. No amendment of this Agreement shall be effective unless it is in writing and signed by all parties hereto. No waiver of any provision of this Agreement nor consent to any departure from its terms by any party hereto shall in any event be effective unless it is in writing and signed by the party giving such waiver or consent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      7. (a) All notices, requests and demands shall be in writing given to or made upon the respective parties hereto as follows:

            In the case of the CIT Borrowers, the SWBT Borrowers and the Guarantor, at

                  c/o Horizon Offshore, Inc.
                  2500 CityWest Blvd., Suite 2200
                  Houston, Texas 77042
                  Attention: President
                  Telecopier: 713-365-0989
            In the case of the CIT Agent, at

                  The CIT Group/Equipment Financing, Inc.
                  2450 West Fountainhead Parkway
                  Tampe, Arizona 85252
                  Attention: Mr. Mark Saylor
                  Telecopier: 602-858-1488

            In the case of the SWBT Agent, at

                  Southwest Bank of Texas, N.A.
                  Five Post Oak Park
                  4400 Post Oak Parkway
                  Houston, Texas 77027
                  Attention: Valerie Gibbs
                  Telecopier: 713-232-5925

or in such other manner as any party hereto shall designate by written notice to the other parties hereto. All such notice shall be effective upon delivery or three (3) days after being deposited in the United States mail with postage prepaid certified, return receipt requested in a correctly addressed wrapper, or upon receipt if delivered to Federal Express or similar courier company. All notices, demands, requests, communications and other documents delivered hereunder, unless submitted in the English language, shall be accompanied by certified English translation thereof.

      (b) Any of the parties hereto may change its respective address by notice in writing given to the other parties to this Agreement.

      8. In case of any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      9. This Agreement shall be binding upon and inure to the benefit of the SWBT Agent, the SWBT Lenders, the CIT Agent and the CIT Lenders and their respective successors and assigns. Each party hereto agrees not to assign or transfer to others any of its rights or obligations hereunder or any claim that it has or may have, without the prior written consent of the other parties hereto; provided, however, that the sale or transfer of any promissory note or other interest under the SWBT Loan Agreement or the CIT Loan Agreement or may be done pursuant to the terms of the SWBT Loan Agreement and the CIT Loan Agreement, respectively.

      10. This Agreement shall terminate upon the payment or performance in full of all obligations under the SWBT Loan Agreement and the CIT Loan Agreement.

      11. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT MAY BE INSTITUTED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. SUCH COURT AND IRREVOCABLY AND UNCONDITIONALLY WAIVE (I) ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY OF SUCH COURTS AND (II) ANY CLAIMS THAT ANY ACTION OR PROCEEDING BROUGHT IN ANY OF SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

      12. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLE CONSENTS TO THE SERVICE OF ALL WRITS, PROCESS AND SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF NEW YORK BE MADE BY THE MAILING THEREOF BY REGISTERED OR CERTIFIED MAIL. POSTAGE PREPAID TO SUCH PARTY AT ITS ADDRESS FOR NOTICES SPECIFIED IN SECTION 7 HEREOF.

      IN WITNESS HEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.


                                    THE CIT GROUP/EQUIPMENT FINANCING, INC., as Agent


                                    By:
                                       ---------------------------------
                                    Name:
                                         -------------------------
                                    Title:
                                          ------------------------------------

                                    SOUTHWEST BANK OF TEXAS, N.A.


                                    By:
                                       ---------------------------------
                                          Randall L. Walker
                                          Senior Vice President


      HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation, the CIT Borrowers referred to in the above Intercreditor Agreement, HORIZON SUBSEA SERVICES, INC., a Delaware corporation, Subsea referred to in the above Intercreditor Agreement, and HORIZON OFFSHORE, INC., a Delaware corporation, the Guarantor referred to in the above Intercreditor Agreement, hereby acknowledge that they have received a copy of the Intercreditor Agreement and consent thereto and agree to recognize all priorities and other rights granted thereby to the parties thereto and agree not to act in any manner nor to perform any obligation which is not in accordance with the priorities and agreements set forth in the Intercreditor Agreement.

                                    HORIZON VESSELS, INC.


                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON OFFSHORE CONTRACTORS, INC.


                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON SUBSEA SERVICES, INC.


                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President



                                    HORIZON OFFSHORE, INC.


                                    By:
                                       ---------------------------------
                                          David W. Sharp
                                          Executive Vice President